OPPENHEIMER ROCHESTERTM STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer
RochesterTM Arizona Municipal Fund
RochesterTM Maryland Municipal Fund
RochesterTM Massachusetts Municipal Fund
RochesterTM Michigan Municipal Fund
RochesterTM Minnesota Municipal Fund
RochesterTM North Carolina Municipal Fund
RochesterTM Ohio Municipal Fund
RochesterTM Virginia Municipal Fund

Prospectus dated November 7, 2006
                                          Each Oppenheimer Rochester state specific
                                          municipal fund named above is a mutual
                                          fund that seeks a high level of current
                                          interest income exempt from federal and
                                          its respective state's income taxes for
                                          individual investors as is consistent
                                          with preservation of capital. This
                                          Prospectus describes the municipal bond
                                          funds and contains important information
                                          about each Fund's objective and
                                          investment policies, strategies and
                                          risks. It also contains important
                                          information about how to buy and sell
                                          shares of each Fund and other account
                                          features. Please read this Prospectus
                                          carefully before you invest and keep it
                                          for future reference about your account.

As with all mutual funds, the
Securities and Exchange Commission
has not approved or disapproved the
Funds' securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.
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CONTENTS

            ABOUT THE FUNDS

            The Funds' Investment Objective and Principal
            Investment Strategies

            Main Risks of Investing in the Funds

            About the Funds' Investments

            How the Funds are Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Financial Highlights

7

ABOUT THE FUNDS

The Funds' Investment Objective and Principal Investment Strategies

WHAT IS EACH FUND'S INVESTMENT OBJECTIVE?

Each Fund seeks a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital.

     What is a Municipal Security? A municipal security essentially is a loan by the  buyer of the  security  to the  issuer  of the  security.  The  issuer promises to pay back the  principal  amount of the loan and  normally  pays interest exempt from federal individual income taxes.

WHAT DO THE FUNDS MAINLY INVEST IN? Each Fund invests mainly in its respective state's municipal securities that pay interest that is exempt from federal and its state's individual income taxes.  These debt obligations are generally issued by each state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (which are long-term obligations), municipal notes
(short-term obligations), and interests in municipal leases. Most of the securities each
Fund buys must be "investment grade" (rated in one of the four highest rating categories of national rating organizations, such as Moody's Investors Services ("Moody's")), although each Fund also can invest as much as 25% of its total assets in lower-grade securities
(sometimes called "junk bonds").  Under normal market conditions, and as a fundamental policy, each Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund's state individual income tax, which may include securities of issuers located outside of the Fund's state. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's
80% state municipal securities requirement.  Each Fund selects investments without regard to this type of tax treatment.

      While the Minnesota Fund is required under normal market conditions to invest at least 80% of the Fund's net assets in securities the income from which is exempt from both federal and Minnesota individual income tax, the Fund intends to invest its assets so that at least 95% of the exempt-interest dividends that it pays are derived from Minnesota municipal obligations as required under Minnesota law for their tax exemption.

      Each Fund can buy municipal securities of issuers located outside of the Fund's state if the interest on such securities is not subject to federal or the Fund's state individual income tax. Securities whose interest is exempt from the taxes of a Fund's state are included for purposes of the Fund's state-specific 80% requirement discussed above, whether or not the issuer is located outside of the Fund's particular state.  The Funds do not limit their investments to securities of a particular maturity range, and may hold both short- and long-term securities.  However, each Fund currently focuses on longer-term securities to seek higher yields.  Each Fund also can invest up to 20% of its total assets in inverse floaters, a variable rate obligation and form of derivative.  Each Fund also can borrow money to purchase additional securities, a technique referred to as "leverage".
Although the amount of borrowing will vary from time to time, the amount of leveraging will not exceed one-third of a Fund's total assets.  These investments and techniques are more fully explained below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for each Fund, the portfolio managers look primarily throughout a Fund's respective state for municipal securities using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:
o     Securities that provide high current income
o     A wide range of securities of different issuers within the state, including different agencies and municipalities, to spread risk
o     Securities having favorable credit characteristics
o     Special situations that provide opportunities for value
o     Unrated bonds that might provide high income
o     Securities of smaller issuers that might be overlooked by other investors and funds
o     Special situations of higher rated bonds that provide opportunities for above average income with limited volatility
o     Securities across a wide range of municipal sectors, coupons and revenue sources.

      The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund.

WHO ARE THE FUNDS DESIGNED FOR? Each Fund is designed for individual investors who are seeking income exempt from federal and state personal income taxes. The Funds do not seek capital gains or growth. Because they invest in tax-exempt securities, the Funds are not appropriate for retirement plan accounts or for investors seeking capital growth. The Funds are not a complete investment program.

Main Risks of Investing in the Funds

All investments have risks to some degree. The Funds' investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by OppenheimerFunds, Inc. (the "Manager") will cause a Fund to underperform other funds having a similar objective. The share prices of each Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

SPECIAL RISKS OF INVESTING PRIMARILY IN A SINGLE STATE'S MUNICIPAL SECURITIES.  Because
each Fund focuses its investments primarily on its state's municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the Fund's state and its municipalities, authorities and other instrumentalities that issue securities. In particular, economic, regulatory or political developments affecting the ability of a state's issuers to pay interest or repay principal may significantly affect the value of a Fund's investments. While each Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25%
of its total assets) in a single industry, municipal securities are not considered an
"industry" under that policy. At times a Fund can have a relatively high portion of its portfolio holdings in particular segments of the municipal securities market, such as, for example, general obligation bonds, tobacco settlement bonds, hospital/health care bonds or highway/railway bonds, and therefore will be vulnerable to economic or legislative events that affect issuers in segments of the municipal securities market. Set forth below are certain risk factors specific to each state. These risks also are disclosed in more detail in the Funds' Statement of Additional Information.

o     Arizona. Arizona projected a $1 billion General Fund deficit for fiscal year 2004 that when viewed as a percentage of the state's total budget, put Arizona in the company of some of the nation's more fiscally challenged states.  In developing the fiscal year 2005 budget, both the State's Executive and Legislative branches directed efforts to resolve the State's fiscal crisis without drastic cuts in vital programs, without dismantling and then reconstituting State government, and without raising taxes.  By following a strategy of employing temporary fiscal measures to address temporary, albeit severe, economic pressures, over the last two years, the State's economy has rebounded and begun a return to fiscal health.  The State predicted that
      2006 would be a good year for Arizona's economy, with strong job growth in most industries.  The information industry, however, was noted as an exception with anticipated, accelerating losses.  Other factors of concern noted were rising interest and energy costs which have the potential to significantly slow down the
      State's economy. As of October 18, 2006, Moody's and Standard & Poor's have assigned
      Arizona bond equivalent ratings of "Aa3" and "AA", respectively, since the State does not issue general obligation debt instruments. The State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

o     Maryland.  The State of Maryland has a population of approximately 5.6 million, with employment based largely in services, trade and government.  Those sectors, along with financial activities, are the largest contributors to the gross state product.
      Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole.  Annual unemployment rates have been below those of the national average for each of the last 20 years.  The unemployment figure for 2005 was
      4.2% compared to a national rate for the same period of 5.1%.  Total employment increased by 15.9% between 1996 and 2005.  The State's per capita personal income was the fifth highest in the country in 2004, according to the Bureau of Economic
      Analysis, at 120% of the national average.  General Fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2005, were above original estimates by $422.5 million, or 3.8%.  As of October 18, 2006, Moody's, Standard &
      Poor's, and Fitch have rated the State's general obligation bonds "Aaa", "AAA" and
      "AAA", respectively.  These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the
      State. There can be no assurance that these ratings will continue.

o     Massachusetts. Massachusetts' economy has been recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels.
      The unemployment rate in Massachusetts rose slightly from 4.8 to 4.9 percent between
      November 2004 and November 2005, while the United States unemployment rate dropped from 5.4 percent to 5.0 percent over those same twelve months, significantly narrowing the employment advantage enjoyed by the Commonwealth since the recovery from the recession of early 1990.  Tax revenue collections for the first nine months of fiscal 2006, ended March 31, 2006, increased 8.0% over the first nine months of
      fiscal 2005.   There can be no assurance that these trends will continue.  As of
      October 18, 2006, Moody's, Standard &Poor's and Fitch rated general obligation bonds of the Commonwealth of Massachusetts "Aa2", "AA" and "AA", respectively.  These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of securities of other issuers located in the Commonwealth. There can be no assurance that these ratings will continue.

o     Michigan.  Although the state's economy has diversified, Michigan's economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries.  Any downturn in these industries may adversely affect the economy of the state.  Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last four years. As of October 18, 2006, Moody's, Standard & Poor's and Fitch have assigned Michigan's general obligation bonds ratings of "Aa2," "AA" and "AA," respectively.  There can be no assurance that these ratings will continue.

      Recently, the state's economy has been affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity.  Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Fund investments.

o     Minnesota.  Since 1990, Minnesota's per capita personal income has usually been within ten percentage points of national per capita personal income.  The State's per capita income has generally remained above the national average.  In 2004, Minnesota per capita personal income was 109.5% percent of its U.S. counterpart and in 2005,
      108.5%.  During the 2000-04 period, Minnesota non-farm employment declined 0.3%.
      During 2003 and 2004, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.9% in 2003, as compared to the national average of 6.0%.  In 2004, Minnesota's unemployment rate averaged 4.7%, as compared to the national average of 5.6%. In 2005, Minnesota's unemployment rate averaged
      4.0%, as compared to the national average of 5.1%.  Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories.  In the durable goods industries, the State's employment in 2004 was highly concentrated in the fabricated metals, machinery, and computers and electronics categories.  Of particular importance is the computers and electronics category in which 24.3% of the
      State's durable goods employment was concentrated in 2004, as compared with 14.9% for the U.S. as a whole.  The importance of the State's rich resource base is apparent in the employment mix in non-durable goods industries.  In 2004, 36.0% of the State's non-durable goods employment was concentrated in food manufacturing.  This compares to 27.7% in the national economy.  Manufacturing has been a strong sector, with
      Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and
      2000-04 periods.

      Recently, the State projected total General Fund spending for the 2006-07 biennium to be $31.3 billion, down $57 million (0.2%), from previous estimates.  Total General
      Fund revenues were forecast at $31.4 billion for the 2006-07 biennium, up $124 million from previous estimates.  As of October 18, 2006, Standard & Poor's and Fitch
      had rated the State's general obligation bonds "AAA" and Moody's had rated those bonds "Aa1". These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State.
      There can be no assurance that these ratings will continue.

o     North Carolina. The services industry sector is the single largest job segment of the
      State's economy and constituted approximately 80% of North Carolina's total non-farm employment in December 2005.  The State reported that it had ended the fiscal year
      2004-05 with an over-collection of revenues of $681.3 million or 4.4% for the budgeted revenue forecast.  The major tax categories that exceeded the budgeted forecast were individual income (3.74%), corporate income (35.41%), and sales and use taxes (2.72%).  The State's General Fund Enacted Budget predicted that for fiscal year 2006-07, total General Fund revenues would be $17.919 billion and General Fund expenditures would be $17.396 billion.  As of October 18, 2006, Standard &Poor's and
      Fitch had rated the State's general obligation bonds "AAA" and Moody's had rated those bonds "Aa1".  These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the
      State. There can be no assurance that these ratings will continue.

o     Ohio.  Although Ohio has become increasingly reliant on the service sector, the state continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole.  Agriculture also is an important segment of the economy, with over half the state's area devoted to farming and a significant portion of total employment in agribusiness. As of October 18, 2006, Moody's, Standard &
      Poor's and Fitch have assigned Ohio's general obligation bonds "Aa1,"  "AA+" and
      "AA+," respectively. There can be no assurance that these ratings will continue.

o     Virginia. In 2004, the Commonwealth of Virginia had per capita income of $36,175, the highest of the Southeast region and greater than the national average of $33,041.
      From 1994 to 2004, the Commonwealth's 4.5% average annual rate of growth in personal per capita income was slightly more than the national rate of growth of 4.1%.  Much of the Commonwealth's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.
      Employment in the information services sector decreased by 15.6% from 2000 to 2004, a result of losses and intense competition in its telecommunications subsector.
      Employment in the Professional and Business Activities Services sector, however, increased 5% from 2003 to 2004.  Led by gains in computer system software design, architectural and engineering services, and professional employment service providers, this sector has reestablished its job growth leadership position in the
      Commonwealth.  From 2000 to 2004, employment in the financial activities sector grew by 5.7%.  The private education and health sector continued to add jobs in 2004, increasing by 2.8%, and was the fastest growing sector from 2000 to 2004.  The largest gains were in the health care field, as an affluent aging population demands increased health services.  The leisure and hospitality sector industry employment level rose 3.7% from 2003 to 2004, its best annual increase since the 2001 terrorist attacks.

      The Commonwealth's General Fund balance rose by $755.8 million in the fiscal year ended June 30, 2005, an increase of 68.1% from fiscal year 2004.  Overall tax revenues increased by 17.5% from fiscal year 2004 to fiscal year 2005.  As of October
      18, 2006, Standard & Poor's had rated the Commonwealth's general obligation bonds
      "AAA," Moody's had rated those bonds "Aaa" and Fitch had rated those bonds "AAA".
      These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of securities of other issuers located in the
      Commonwealth.  There can be no assurance that these ratings will continue.

CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, a Fund's income may be reduced. If the issuer fails to repay principal, the value of that security and of a Fund's shares may be reduced. Because each Fund can invest as much as 25% of its total assets in municipal securities below investment grade to seek higher income, each Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.
Special Credit Risks of Lower-Grade Securities. Municipal securities that are rated below investment grade (these are sometimes called "junk bonds") may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers might not meet their debt obligations.
      They also may not have an active trading market, which means that they would be less liquid than investment grade securities, making it harder for a Fund to sell them at an acceptable price.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of already issued municipal securities generally rise. When prevailing interest rates rise, the values of already issued municipal securities generally fall, and the securities (or bonds) may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities.  When the average maturity of a Fund's portfolio is longer, its share price may fluctuate more if interest rates change. Each Fund currently focuses on longer-term securities to seek higher income.
Therefore, each Fund's share prices may fluctuate more when interest rates change. Callable bonds that a Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

TOBACCO RELATED BONDS.  The Funds may invest in two types of tobacco related bonds:
(i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement Agreement ("MSA")
described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

o     Tobacco Settlement Revenue Bonds. Each Fund may invest a significant portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S.
      jurisdictions (including Puerto Rico and Guam) and the four largest U.S. tobacco manufacturers (Phillip Morris, RJ Reynolds, Brown & Williamson, and Lorillard).
      Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

      A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

      Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund's net asset value.

      The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.
      The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.

o     "Subject to Appropriation" (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, each Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds").  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

      These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states,
      "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.  Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco
      Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

TAXABILITY RISK.  Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes.
Subsequent to a Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income.  As a result, the treatment of dividends previously paid or to be paid by a Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities.

Borrowing for Leverage.  Each Fund can borrow from banks to purchase additional securities, a technique referred to as "leverage", in amounts up to one-third of its total assets
(including the amount borrowed) less all liabilities and indebtedness other than borrowings. This use of leverage will subject a Fund to greater costs than funds that do not borrow for leverage and may also make a Fund's share price more sensitive to interest rate changes. The interest on borrowed money is an expense that might reduce a Fund's yield.

RISKS OF NON-DIVERSIFICATION. Each Fund is "non-diversified." That means that compared to diversified funds, each Fund can invest a greater portion of its assets in the securities of a limited number of issuers. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of one state, could result in greater fluctuations of a Fund's share prices due to economic, regulatory or political problems in the Fund's state.

RISKS IN USING DERIVATIVE INVESTMENTS. Each Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, swaps, and variable rate obligations including "inverse floaters" are some examples of derivatives.

      If the issuer of the derivative investment does not pay the amount due, a Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, a Fund will get less income than expected or its share price could decline. To try to preserve capital, each Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of a Fund's share prices. Some derivatives may be illiquid, making it difficult for a Fund to sell them quickly at an acceptable price.

When the Funds invest in certain derivatives, for example, inverse floaters with
"shortfall" agreements (as discussed below) and swaps, the Funds must segregate cash or readily marketable short-term debt instruments in an amount equal to the obligation.

Inverse Floaters. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As short-term interest rates rise, inverse floaters produce less current income, and their market value can become volatile. As short-term interest rates fall, inverse floaters produce more current income. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the
      "cap," the security pays additional interest income. If rates do not rise above the
      "cap," a Fund will have paid an additional amount for a feature that proves worthless. Under certain circumstances, a Fund may enter into an agreement with the sponsor of an inverse floater that commits a Fund to reimburse the sponsor the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security. Although entering into this type of "shortfall" agreement would expose a Fund to the risk that it may be required to make a reimbursement of the type described above, a Fund may receive higher interest payments than under a typical inverse floater and generally is able to defer recognizing any loss on an inverse floater covered by the agreement. Each Fund can invest up to 20% of its total assets in inverse floaters.

HOW RISKY ARE THE FUNDS OVERALL? The risks described above collectively form the overall risk profile of each Fund and can affect the value of each Fund's investments, its investment performance, and the prices of its shares. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in any
Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that a Fund will achieve its investment objective.

      The value of each Fund's investments will change over time due to a number of factors.  They include changes in general bond market movements, changes in values of particular bonds because of events affecting the issuer, or changes in interest rates that can affect bond prices overall.  Each Fund focuses its investments in its particular state and is non-diversified.  Each Fund will therefore be vulnerable to the effects of economic changes that affect its state governmental issuers.  These changes can affect the value of the Fund's investments and its prices per share.  In the OppenheimerFunds spectrum, each
Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risk than money market funds.

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An investment in any Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Funds' Past Performance

Because each Fund recently commenced operations, prior performance information for a full calendar year is not yet available.  After each Fund has commenced investment operations, to obtain a Fund's performance information, you can contact the Funds' transfer agent,
OppenheimerFunds Services ("Transfer Agent") at the toll-free telephone number on the back cover of this Prospectus or visit the OppenheimerFunds website at
www.oppenheimerfunds.com.  Please remember that each Fund is intended to be a long-term investment, and that performance results are historical, and that past performance
(particularly over a short-term period) is not predictive of future results.

Fees and Expenses of the Funds

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of a Fund. Each Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.
Those expenses are subtracted from the particular Fund's assets to calculate that Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on each Fund's current fiscal year and are estimated because each Fund is a new Fund.

Oppenheimer Rochester Arizona Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year.  The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
for Class A shares and 1.55% for Class B shares and Class C shares, respectively.  The voluntary waivers described above may be amended or withdrawn at any time.

1.    A contingent  deferred  sales charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Oppenheimer Rochester Maryland Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year.  The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares.  The voluntary waivers described above may be amended or withdrawn at any time.

1.    A contingent  deferred  sales charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Oppenheimer Rochester Massachusetts Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year.  The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares.  The voluntary waivers described above may be amended or withdrawn at any time.

1.    A contingent  deferred  sales charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Oppenheimer Rochester Michigan Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year. The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

 The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares.  The voluntary waivers described above may be amended or withdrawn at any time.

1.    A contingent  deferred  sales charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Oppenheimer Rochester Minnesota Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year. The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

 The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares.  The voluntary waivers described above may be amended or withdrawn at any time.

1.    A contingent  deferred  sales charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Oppenheimer Rochester North Carolina Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year.  The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares.  The voluntary waivers described above may be amended or withdrawn at any time.

1.    A contingent  deferred  sales charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Oppenheimer Rochester Ohio Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year.  The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares.  The voluntary waivers described above may be amended or withdrawn at any time.

1.    A contingent  deferred  sales charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Oppenheimer Rochester Virginia Municipal Fund

-----------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Sales Charge (Load) on      4.75%        None         None
purchases
(as % of offering price)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)      5%(2)        1%(3)
(Load)
(as % of the lower of the
original offering price or
redemption proceeds)
-----------------------------------------------------------------------

----------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------
-----------------------------------------------------------------------
                                   Class A     Class B      Class C
                                   Shares       Shares       Shares
-----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                    0.55%        0.55%        0.55%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service        0.25%        1.00%        1.00%
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                     0.75%        0.75%        0.75%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating Expenses    1.55%        2.30%        2.30%
----------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time.
Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
If shares are redeemed:     1 Year        3 Years
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $736         $1,027
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $336          $727
-----------------------------------------------------

-----------------------------------------------------
   If shares are not        1 Year        3 Years
       redeemed:
-----------------------------------------------------
-----------------------------------------------------
Class A Shares               $626          $945
-----------------------------------------------------
-----------------------------------------------------
Class B Shares               $236          $727
-----------------------------------------------------
-----------------------------------------------------
Class C Shares               $236          $727
-----------------------------------------------------
In the first example, estimated expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Expenses may vary in future years. Because the Fund is a new fund with no operating history, the rates for management fees are the maximum rates that can be charged. "Other
Expenses" are estimates of transfer agent fees, custodial expenses, and accounting and legal expenses among others, based on the Manager's projections of what those expenses will be during the Fund's current fiscal year.  The "Other Expenses" in the table are based on, among other things, an estimate of the fees the Fund would pay if the transfer agent had not voluntarily agreed to waive a portion of its fees to the Fund to limit the Fund's transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.
The "Annual Fund Operating Expenses" are based on estimated net assets of $20 million during the Fund's current fiscal year.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses" will not exceed 0.80%
of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares.  The voluntary waivers described above may be amended or withdrawn at any time.

1.  A  contingent  deferred  sales  charge may apply to  redemptions  of  investments  of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

About the Funds' Investments

THE FUNDS' PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of each Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. A Fund's portfolio might not always include all of the different types of investments described in this Prospectus. Under normal market conditions as a fundamental policy, each Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investments the income from which, in the opinion of counsel to the issuer of the security, is exempt from both federal and the Fund's state income taxes, which may include securities of issuers located outside of the Fund's state. Securities that generate income subject to alternative minimum tax (AMT) will count towards a Fund's
80% state municipal securities requirement.  Each Fund selects investments without regard to this type of tax treatment. While the Minnesota Fund is required under normal market conditions to invest at least 80% of the Fund's net assets in securities the income from which is exempt from both federal and Minnesota individual income tax, the Fund intends to invest its assets so that at least 95% of the exempt-interest dividends that it pays are derived from Minnesota municipal obligations as required under Minnesota law for their tax exemption.

      The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of each Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.
The Statement of Additional Information contains more detailed information about each
Fund's investment policies and risks.

MUNICIPAL SECURITIES. Each Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. Each Fund can buy both long-term and short-term municipal securities.
Long-term securities have a maturity of more than one year. Each Fund generally focuses on longer-term securities to seek higher income.

      Each Fund mainly invests in its respective state's municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to the respective state's individual income tax but may be subject to AMT. These debt obligations are primarily issued by each state and its political subdivisions (such as cities, towns, counties, agencies and authorities), but also may include securities of issuers located outside of the Fund's state. Each Fund can buy municipal securities of issuers located outside the Fund's state, including securities issued by the governments of the District of Columbia, other states as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if in the opinion of counsel to the issuer of the security, the interest is not subject to federal and the Fund's state individual income tax. Securities whose interest is exempt from the Funds' state individual income tax are included in the Fund's 80% state municipal requirement, whether or not the issuer is located outside of the Fund's state.

      Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

      Each Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Each Fund can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. Each Fund selects investments without regard to this type of tax treatment.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Funds can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

      If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.
      Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for a Fund to sell them quickly at an acceptable price.

Ratings of Municipal Securities the Funds Buy. Most of the municipal securities each Fund buys are "investment grade" at the time of purchase. However, each Fund can invest as much as 25% of its total assets in securities that are not "investment grade" at the time of purchase to seek higher income.  "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch or another nationally recognized rating organization, or (if unrated) judged by the
      Manager to be comparable to rated investment grade securities. Rating categories are described in the Statement of Additional Information. A reduction in the rating of a security after a Fund buys it will not automatically require that Fund to dispose of the security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      The Manager may rely to some extent on credit ratings by nationally recognized rating agencies in evaluating the credit risk of securities selected for each Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

CAN THE FUNDS' INVESTMENT OBJECTIVE AND POLICIES CHANGE? Each Fund's Board of Trustees can
change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of a Fund's outstanding voting shares. Each Fund's investment objective is a fundamental policy. Other investment policies that are fundamental policies are listed in the Statement of Additional Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, each Fund also can use the investment techniques and strategies described below. The Manager might not always use all of them.
These techniques have risks, although some of them are designed to help reduce overall investment or market risks. To seek a higher yield, each Fund also can invest in municipal securities other than those of its respective state's municipal securities.  Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to a Fund's state personal income tax. Each Fund does not expect to invest a significant portion of its assets in securities that are not exempt from its respective state's personal income tax.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals.
      Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day
      U.S. Treasury Bill rate.
Other Derivatives. Each Fund can also invest in other derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples include, but are not limited to, interest rate swaps, municipal bond indices or swap indices.
Hedging. Each Fund can buy and sell futures contracts, put and call options, or enter into interest rate swap agreements. These are all referred to as "hedging instruments."
      The Funds do not use hedging instruments for speculative purposes and have limits on the use of them. The Funds currently do not use hedging instruments to a substantial degree.

      Hedging involves risks. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge may be unsuccessful and the strategy could reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.
When-Issued and Delayed-Delivery Transactions. Each Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a
      "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to a Fund if the value of the security declines prior to the settlement date.
Puts and Stand-By Commitments. Each Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. A Fund obtains the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. A Fund acquires stand-by commitments or puts solely to enhance portfolio liquidity.
Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Each Fund will not invest more than 15% of its net assets in illiquid securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
Portfolio Turnover.  A change in the securities held by a Fund is known as "portfolio turnover."  Each Fund can engage in active and frequent trading to try to achieve its objective, and may have a high portfolio turnover rate (for example, over 100%).
      While increased portfolio turnover creates higher brokerage and transactions cost for a Fund (and may reduce performance), in most cases a Fund does not pay brokerage commissions on debt securities it buys.  If a  Fund  realizes  capital  gains  when
      it  sells  its  portfolio investments,   it  generally  must  pay  those  gains  out
      to   shareholders, increasing their taxable distributions.
Temporary Defensive and Interim Investments. In times of unstable or adverse market, political or economic conditions, a Fund can invest up to 100% of its total assets in temporary investments that are inconsistent with a Fund's principal investment strategies. Generally, such investments would be short-term municipal securities but could be U.S. Government securities or highly-rated corporate debt securities. The income from some temporary defensive investments may not be tax-exempt, and therefore when making those investments a Fund might not achieve its objective. Each Fund can also hold cash and cash equivalents pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. These are referred to as interim investments.

      Under normal market conditions, a Fund can also hold these types of investments for cash management purposes pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

PORTFOLIO HOLDINGS. Each Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. Each Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission ("SEC") no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC. Therefore, portfolio holdings of each Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional
      Information.

How the Funds are Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses each Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by each Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees each Fund pays to the Manager and describes the expenses that each Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The Manager and its subsidiaries and controlled affiliates managed more than $220 billion in assets as of
September 30, 2006, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, NY 10281-1008.

Advisory Fees. Under the investment advisory agreement, each Fund pays the Manager an advisory fee at an annual rate which declines as the Fund's assets grow: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million,
      0.45% of the next $500 million and 0.40% of average annual net assets over $1.5 billion.  The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that the "Total Annual Operating Expenses"
      will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average net assets for both Class B and Class C shares. This voluntary undertaking is expected to remain in effect indefinitely.  However, it may be amended or withdrawn by the Manager at any time without shareholder notice.

      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Massachusetts, Michigan, Ohio and Virginia Funds will be available in their Semi-Annual Report to shareholders for the period ended September 30,
2006. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Arizona, Maryland, Minnesota and North Carolina Funds
will be available in their Annual Report to shareholders for the fiscal year ended March
31, 2007.

Portfolio Managers.  Each Fund's portfolio is managed by a team of investment professionals, including Ronald H. Fielding, Daniel G. Loughran, Scott Cottier, Troy
     Willis, Mark DeMitry, Marcus Franz and Michael Camarella, who are primarily responsible for the day-to-day management of each Fund's investments.

     Mr. Fielding has been a Vice President and a Senior Portfolio Manager of each Fund since its inception.  Mr. Fielding has been a Senior Vice President of the Manager since January 1996 and Chairman of the Rochester Division of the Manager since January
     1996.  He is a senior portfolio manager and officer of other Oppenheimer funds.  Mr.
     Fielding is the chief strategist and a trader for the Funds and other Oppenheimer funds.

     Mr. Loughran has been a Vice President and a Senior Portfolio Manager of each Fund since its inception.  Mr. Loughran has been a Vice President of the Manager since
     April 2001 and has been a portfolio manager with the Manager since 1999.  He is a senior portfolio manager and officer of other Oppenheimer funds.  Mr. Loughran is the team leader, senior portfolio manager and a trader for the Funds and other Oppenheimer
     Funds.

     Mr. Cottier has been a Vice President and a Senior Portfolio Manager of each Fund
     since its inception.   Mr. Cottier has been a Vice President of the Manager since
     2002.  Prior to joining the Manager in 2002, Mr. Cottier was a portfolio manager and trader at Victory Capital Management from 1999 to 2002.  He is a senior portfolio manager and officer of other Oppenheimer funds.  Mr. Cottier is the lead portfolio manager for the Oppenheimer Rochester Ohio Municipal Fund and a senior portfolio manager and trader for the Funds and other Oppenheimer funds.

     Mr. Willis has been a Vice President and a Senior Portfolio Manager of each Fund since its inception. Mr. Willis has been a Portfolio Manager since 2003 and an Assistant
     Vice President of the Manager since July 2005.  Prior to joining the Manager in 2003,
     Mr. Willis was a Corporate Attorney for Southern Resource Group from 1999. He is a senior portfolio manager and officer of other Oppenheimer funds.  Mr. Willis is the lead portfolio manager for the Oppenheimer Rochester Michigan Municipal Fund and a
     senior portfolio manager and trader for the Funds and other Oppenheimer funds.

     Mr. DeMitry has been an Associate Portfolio Manager of each Fund since September
     2006.  He was a research analyst of the Manager from June 2003 to September 2006; a credit analyst of the Manager from July 2001 to May 2003 and an Associate Regional
     Sales Representative of the Manager from December 2000 to June 2001. Mr. DeMitry is an associate portfolio manager and a trader for the Funds and other Oppenheimer Funds.

     Mr. Franz has been an Associate Portfolio Manager of each Fund since September 2006.
     He was a research analyst of the Manager since June 2003.  Prior to joining the
     Manager, Mr. Franz was a summer intern in the Securities Division at TIAA-CREF from
     June 2002 to September 2002 and Senior Commercial Credit Analyst at M&T Bank from June
     1999 to September 2001. Mr. Franz is an associate portfolio manager and a trader for the Funds and other Oppenheimer Funds.

     Mr. Camarella is a research analyst for the Funds.  He has been a research analyst of the Manager since February 2006.  Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006.  Prior to joining the Manager, he was employed as an
     Investment Banking Analyst for Wachovia Securities in Charlotte, North Carolina. Mr.
     Camarella is a trader for the Funds and other Oppenheimer Funds.

Additional information about the Funds' portfolio management team, including compensation, other accounts managed and ownership of Fund shares, is provided in the Statement of
Additional Information.

PENDING LITIGATION.  A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent (and other defendants) in the U.S. District
Court for the Southern District of New York on January 10, 2005, and was amended on March
4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.
The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the
Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Funds' Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.
Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to
      P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application,
      Class A shares are your only purchase option. The Distributor will act as your agent in buying Class A shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum wire purchase is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the
      Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you can pay for
      shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated
      Clearing House (ACH) system. You can provide share purchase instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of a Fund automatically from your account at a bank or other financial institution under an
      Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and
      the Statement of Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the
      Statement of Additional Information), or government allotment plan, you can make an initial investment for as little as $500. The minimum subsequent investment is $50, except that for any account established under one of these plans prior to November 1,
      2002, the minimum additional investment will remain $25.
o     A minimum initial investment of $250 applies to certain fee based programs that have an agreement with the Distributor. The minimum subsequent investment for those programs is $50.
o     The minimum investment requirement does not apply to reinvesting dividends from the
      Fund or other Oppenheimer funds (a list of them appears in the Statement of
      Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in
Colorado, or after any agent appointed by the Distributor receives the order.  Your financial adviser can provide you with more information regarding the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

Net Asset Value. Each Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this Prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this Prospectus are to "Eastern time."

            The net asset value per share for a class of shares on a "regular business day"
      is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

            The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair value determinations to the Manager's
      Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Fund.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).  Each Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values.  There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

            If, after the close of the principal market on which a security held by a Fund is traded and before the time as of which each Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the
      Manager will use its best judgment to determine a fair value for that security.

            The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, in most cases the distributor or its designated agent must receive your order, in proper form as described in this Prospectus, by the time the NYSE closes that day.  If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through an authorized dealer, your dealer must receive the order by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it is closed, the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DO THE FUNDS OFFER? Each Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares.
If you do not choose a class, your investment will be made in Class A shares.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?"
      below.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within
      12 months of buying them, you will normally pay a contingent deferred sales charge of
      1.0%, as described in "How Can You Buy Class C Shares?" below.
--------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. A Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.
      For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.
   o  Investing for the Shorter Term. While a Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or
      Class C shares rather than Class B shares. That is because of the effect of the Class
      B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on
      Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. The
      Distributor will not accept purchase orders of more than $100,000 for Class B shares or $1 million or more of Class C shares from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.
o     Investing  for the  Longer  Term.  If you are  investing  less than  $100,000  for the longer-term,  for  example  for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.
Are There  Differences in Account Features That Matter to You? Some account features may not be available to Class B and Class C shareholders.  Other features may not be advisable
      (because of the effect of the contingent  deferred sales charge) for Class B and Class
      C  shareholders.  Therefore,  you  should  carefully  review  how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class
      A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information.
How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers.
The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As a
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.25%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.80%
 less than $1 million
 ------------------------------------------------------------------------------

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix D to the Statement of Additional
Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of a Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer
Agent when redeeming shares that a special condition applies.
Can You Reduce Class A Sales Charges? You and your spouse may be eligible to buy Class A shares of a Fund at reduced sales charge rates set forth in the table above under a
      Fund's "Right of Accumulation" or a "Letter of Intent." The Funds reserve the right to modify or to cease offering these programs at any time.
o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or Class C shares of a Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer).  If you are buying shares directly from a Fund, you must inform the
         Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

            To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of a Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The
         Distributor or intermediary through which you are buying shares will calculate the value of your eligible Oppenheimer fund shares, based on the current offering price, to determine which Class A sales charge rate you qualify for on your current purchase.

o     Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or
         Class C shares of a Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of a Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a Letter of Intent. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on
         which you have not paid a sales charge will not be counted for this purpose.
         Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.  You may also be able to apply the Right of Accumulation to these purchases.

            If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased.  A certain portion of your shares will be held in escrow by the
         Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares -
         Letters of Intent" in the Fund's Statement of Additional Information for more complete information.

Other Special Sales Charge Arrangements and Waivers. The Funds and the Distributor
offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. Each Fund reserves the right to amend or discontinue these programs at any time without prior notice.
o     Dividend Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from a Fund may be reinvested in shares of that Fund or any of the other Oppenheimer funds into which shares of the Fund may be exchanged without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.
o     Exchanges of Shares.  Shares of a Fund may be exchanged for shares of certain other
         Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of a Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to
         "How to Exchange Shares" in this Prospectus and in the Statement of
         Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.
o     Reinvestment Privilege.  Within six months of a redemption of certain Class A and
         Class B shares, the proceeds may be reinvested in Class A shares of a Fund, or any of the other Oppenheimer funds into which shares of a Fund may be exchanged without a sales charge. This privilege applies to redemptions of
         Class A shares that were subject to an initial sales charge or Class A or
         Class B shares that were subject to a contingent deferred sales charge when redeemed. The investor must ask the Transfer Agent or his or her financial intermediary for that privilege at the time of reinvestment and must identify the account from which the redemption was made.
o     Other Special Reductions and Waivers. The Funds and the Distributor offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of investors (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in Appendix D to the Statement of Additional Information,
         which may be ordered by calling 800.225.5677 or through the OppenheimerFunds website, at www.oppenheimerfunds.com (follow the hyperlinks: "Access
         Accounts and Services" - "Forms & Literature" - "Order Literature" -
         "Statements of Additional Information"). A description of these waivers and special sales charge arrangements is also available for viewing on the
         OppenheimerFunds website (follow the hyperlinks: "Research Funds" - "Fund
         Documents" - "View a description . . ."). To receive a waiver or special sales charge rate under these programs, the purchaser must notify the
         Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase, or notify the Transfer Agent at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of
      Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50%
      of purchases of $1 million or more. That concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18 month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption
         (excluding shares purchased by reinvestment of dividends or capital gain distributions); or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to a Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

--------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year (As % of
                                        Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                   5.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                   4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                   2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 - 6                                   1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than 6                             None
--------------------------------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the
      Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The
Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to a Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. Each Fund has adopted a Service Plan for Class A shares.
      It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of a
      Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares.
Distribution and Service Plans for Class B and Class C Shares. Each Fund has adopted
      Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, each Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares.  The Distributor also receives a service fee of up to 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of
      Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The
      Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of
      Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The
      Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the Class C asset-based sales charge during the first year after
      Class C shares are purchased. See the Statement of Additional Information for exceptions.

      Under certain circumstances, the Distributor will pay the full Class B or Class C asset-based sales charge and the service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase, if there is a special agreement between the dealer and the Distributor. In those circumstances, the sales concession will not be paid to the dealer.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the
Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by a
Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or
Distributor from their own resources are not reflected in the tables in the section called
"Fees and Expenses of the Funds" in this prospectus because they are not paid by the Funds.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to a Fund, or both, and receive compensation for doing so.
Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of a Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as
"distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing."
Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the
Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of a Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments.
Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the
Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.  To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the Transfer Agent to
financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others.
These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH)
member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the
Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling
      1.800.225.5677. You must have established AccountLink privileges to link your bank account with a Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another
      OppenheimerFunds account you have already established by calling the special
      PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the proceeds will be sent directly to your AccountLink bank account.
      Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about a Fund, as well as your account balance, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.
Additionally, shareholders listed in the account registration (and the dealer of record)
may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.225.5677.
At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Each Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

How to Sell Shares

    You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next asset value calculated after your order is received by the Distributor or your authorized financial intermediary, in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.  Each Fund lets you sell your shares by writing a letter, by wire or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and a Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check.
   o  The redemption check is not payable to all shareholders listed on the account statement.
   o  The redemption check is not sent to the address of record on your account statement.
   o  Shares are being transferred to a Fund account with a different owner or name.
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Receiving Redemption Proceeds by Wire. While the Funds normally send your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the
      Federal Reserve wire system. The minimum redemption you can have sent by wire is
      $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name,
   o  The Fund's name,
   o  Your Fund account number (from your account statement),
   o  The dollar amount or number of shares to be redeemed,
   o  Any special payment instructions,
   o  Any share certificates for the shares you are selling,
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the
NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days.
You may not redeem shares under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on PhoneLink, call
      1.800.225.5677.

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.
Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish
      AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable a Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or
Dealers may charge a processing fee for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix D to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent  deferred sales charge will be based on the lesser of the net asset value of the  redeemed  shares  at the time of  redemption  or the  original  net asset  value.  A contingent deferred sales charge is not imposed on:
o     the amount of your account  value  represented  by an increase in net asset value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix D to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, each
Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of a Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of a Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of a fund selected for exchange must be available for sale in your state of residence.
   o  The prospectus of the selected fund must offer the exchange privilege.
   o  When you establish an account, you must hold the shares you buy for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
   o  Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

      For tax purposes, an exchange of shares of a Fund is considered a sale of those shares and a purchase of the shares of a fund into which you are exchanging. An exchange may result in a capital gain or loss.

      You can  find a list  of the  Oppenheimer  funds  that  are  currently  available  for exchanges  in the  Statement  of  Additional  Information  or you can obtain a list by calling a service  representative at 1.800.225.5677.  The funds available for exchange can change from time to time.

      A contingent  deferred sales charge (CDSC) is not charged when you exchange  shares of the Fund for shares of another  Oppenheimer fund. However, if you exchange your shares during the applicable CDSC holding  period,  the holding period will carry over to the fund shares that you acquire.  Similarly, if you acquire shares of one of the Funds in exchange  for shares of another  Oppenheimer  fund that are subject to a CDSC  holding period,  that holding  period will carry over to the acquired  shares of that Fund. In either of these situations,  a CDSC may be imposed if the acquired shares are redeemed before the end of the CDSC holding period that applied to the exchanged shares.

      There are a number of other special conditions and limitations that apply to certain types of exchanges. These conditions and circumstances are described in detail in the
      "How to Exchange Shares" section in the Statement of Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.
Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at
      www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address. Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional Information for
more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The
OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage a Fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, a Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and a
Fund's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Funds' Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name"
         account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day, which is normally 4:00 p.m.
         Eastern time, but may be earlier on some days, in order to receive that day's net asset value on the exchanged shares. Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received. However, the Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial representative.

o     Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate purchases or exchanges by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  Each Fund and the Transfer Agent
      permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the
      Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus.  Further details are provided under
      "How to Sell Shares."

o     Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the Transfer
      Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. A Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent may send a written warning to direct shareholders that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

o     Omnibus Accounts.  If you hold your shares of a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan, that holds your shares in an account under its name (these are sometimes referred to as
      "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply.

While the Funds, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Funds' policies to their customers who invest indirectly in a
Fund, the Transfer Agent may not be able to detect excessive short-term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a financial intermediary. Therefore the Transfer Agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity. However, the
Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

Additional Policies and Procedures. The Funds' Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

o     30-Day Limit.  A direct shareholder may exchange some or all of the shares of a Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on a Fund's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund that offers an exchange privilege at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand"
         exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer
         "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

o     Automatic Exchange Plans.  Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Funds' policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in a Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. A Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, a Fund and the Transfer Agent may rely on the instructions of any one owner.
      Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and a Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this
      Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form.
      However, under unusual circumstances determined by the Securities and Exchange
      Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under
      "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check.
Involuntary redemptions of small accounts may be made by a Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in a Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from a Fund's portfolio. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require a Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts.  A Fund or the
      Transfer Agent may use this information to attempt to verify your identity.  A Fund may not be able to establish an account if the necessary information is not received.  A Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if a Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish a
      Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue
      Service.
To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the
      Funds' privacy policy to shareholders having the same last name and address on that
      Fund's records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer
      Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing.
      Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. Each Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly.  Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to a Fund from the purchase payment for such shares.

       The Funds attempt to pay dividends on Class A shares at a constant level. There is no assurance that they will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of each Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. A Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Funds do not seek capital gains, a Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually.  A Fund may also make supplemental distributions of ordinary income and exempt interest dividends and capital gains following the end of its fiscal year. There can be no assurance that a Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in a Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of a Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions
      (dividends, short-term capital gains or long-term capital gains distributions) in a
      Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by a Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. However, all or a portion of the dividends paid by a Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax.

      Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in a Fund. The Funds may derive gains in part from municipal obligations each Fund purchased below their principal or face values. All or a portion of these gains may be taxable to you as ordinary income rather than capital gains.
Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Arizona Tax Considerations. The Arizona Department of Revenue has ruled that dividends paid by a regulated investment company are exempt from Arizona state income tax to the extent such dividends are derived from interest on obligations the interest on which is exempt from Arizona state income tax.  For purposes of Arizona income taxation, distributions derived from interest on other types of obligations (i.e., obligations the interest on which is not exempt from Arizona state income tax) will be taxable as ordinary income, whether paid in cash or reinvested in additional shares.  Distributions of net capital gains (both short- and long-term net capital gains) are not exempt from Arizona income taxation and are taxed at ordinary income tax rates.  Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for Arizona personal income tax purposes.

      Maryland Tax Considerations. The portion of the Oppenheimer Rochester Maryland
Municipal Fund's exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin
Islands, Guam or American Samoa or their authorities ("Maryland Municipal Bonds") and dividends attributable to (i) gains from the disposition of Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or (ii) interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other
Fund distributions will be subject to Maryland income tax.  Fund shareholders will be informed annually regarding the portion of the Oppenheimer Rochester Maryland Municipal
Fund's distributions that constitutes exempt-interest dividends exempt from Maryland income taxes.  Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Internal Revenue Code.  Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland
Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions.
Accordingly, up to 50% of any dividends from the Oppenheimer Rochester Maryland Municipal
Fund attributable to interest on such private activity bonds may not be exempt from
Maryland state and local individual income taxes.  Shares of the Oppenheimer Rochester
Maryland Municipal Fund will not be subject to the Maryland personal property tax.

      Massachusetts Tax Considerations. Exempt-interest dividends earned by residents of
Massachusetts should not be subject to federal, state, or local income taxes. For
Massachusetts personal income tax purposes, dividends will generally be exempt from tax, if
(i) derived from obligations issued by Massachusetts, a political subdvision thereof or a
Massachusetts state instrumentality or (ii) derived from obligations of the United States the interest on which is exempt from state taxation. A portion of capital gain dividends
may also be exempt if derived from certain types of Massachusetts obligations.   The
portion of the Fund's dividends that are attributable to income earned on other obligations
(non-Massachusetts municipal securities) will generally be subject to the Massachusetts personal income tax.

      Michigan Tax Considerations.  Under existing Michigan law, the Michigan Municipal
Fund and the owners of shares of the Fund, with respect to obligations held in the Fund
("Michigan Obligations") issued by or on behalf of the State of Michigan or agencies or political subdivisions thereof, will be treated for purposes of Michigan income taxes (both state and local) and the Michigan Single Business Tax, in substantially the same manner as they are for purposes of the federal income tax law, as currently enacted.  Accordingly, interest on Michigan Obligations received by the Fund or shareholders of the Fund will be excluded from income for purposes of calculating Michigan state and local income taxes and the Single Business Tax to the same extent such amounts are excluded from gross income for federal income tax purposes.  Shareholders should consult with their tax advisor with respect to the tax treatment under Michigan law of gains or losses on dispositions of
Michigan Obligations by the Fund, or dispositions of shares of the Fund by the holders thereof, and with respect to the effect that holding shares of the Fund or receiving interest or dividends from the Fund may have on liabilities under any Michigan taxes other than state and local income taxes and the Single Business Tax.

      Minnesota Tax Considerations.  Exempt-interest dividends paid by the Fund and derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities
("Minnesota Obligations") will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts, but only if the portion of all exempt-interest dividends paid by the Fund from Minnesota Obligations represent 95% or more of the exempt-interest dividends paid by the Fund in a taxable year.  Exempt-interest dividends, if any, derived from interest on obligations issued by U.S. possessions will also be exempt from the regular Minnesota personal income tax though they are not counted as Minnesota
Obligations and if over 5% of the exempt-interest dividend would cause the Minnesota component to be included as income.  Other dividends paid by the Fund, including other exempt-interest dividends paid from sources other than Minnesota Obligations, and distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts, unless another exemption (such as for interest on obligations of the United States) applies.

Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on the taxpayer's federal alternative minimum taxable income.  To the extent that exempt-interest dividends are included in federal alternative minimum taxable income, they will also be included in Minnesota alternative minimum taxable income.

All Fund distributions, including exempt-interest dividends derived from Minnesota
Obligations, will be includable in taxable income for purposes of determining the Minnesota franchise tax imposed on corporations.

      North Carolina Tax Considerations. Exempt interest dividends earned by residents of
North Carolina should not be subject to federal, North Carolina state or North Carolina local taxes to the extent that such exempt interest dividends represent interest from bonds issued by North Carolina or its political subdivisions.  The portion of the Fund's dividends that are attributable to income earned on other obligations (non-North Carolina municipal securities) will normally be subject to personal income taxes imposed by the
State of North Carolina and its political subdivisions.

      Ohio Tax Considerations.  Exempt-interest dividends earned by residents of Ohio should not be subject to federal, state, or local income taxes.  For Ohio state and local tax purposes, dividends paid by the Fund will generally be exempt, if at all times at least fifty percent (50%) of the value of the Fund's assets are invested in debt obligations that pay interest exempt from income taxes imposed on individuals in Ohio by the State of Ohio and its political subdivisions. The portion of the Fund's dividends that are attributable to income earned on other obligations (non-Ohio municipal securities) will normally be subject to personal income taxes imposed by the State of
Ohio and its political subdivisions.

      Virginia Tax Considerations. Interest and gains on obligations of the state of
Virginia, its political subdivisions, and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax.  Under the Virginia Administrative Code, distributions from a regulated investment company also will be exempt from personal income tax to the extent attributable to interest received by the Fund from such exempt obligations.  Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S.
government obligations (e.g., Ginnie Maes and Fannie Maes) or for obligations of other states and their political subdivisions.  To the extent such investments are made by the
Fund, such distributions generally will be taxable.  Distributions of net short-term and net long-term capital gains earned by the Fund from taxable obligations are included in
Virginia taxable income and are currently taxed at ordinary income tax rates.

      Exempt-interest dividends attributable to income from a state's municipal securities will generally be subject to state and local personal income taxes applicable to residents of other states.

      Every year your Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Each Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

     It is possible that, because of events occurring after the date of its issuance, a municipal security owned by a Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance.  Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

      Each Fund intends each year to qualify as a "regulated investment company" under the
Internal Revenue Code, but reserves the right not to qualify. Each Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Remember, There May be Taxes on Transactions. Because each Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares (including reinvested dividends) and the price you receive when you sell them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal and state income tax information about your investment, and does not purport to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.
You should consult with your tax advisor about the effect of an investment in a Fund on your particular tax situation. Additional information on the tax implications of investing in the Funds is provided in the Statement of Additional Information.

Financial Highlights

Financial information for the Funds is not provided because, as of the date of this
Prospectus, the Funds had not completed their first fiscal year of operations.

INFORMATION AND SERVICES

For More Information on:

Oppenheimer RochesterTM Arizona Municipal Fund
Oppenheimer RochesterTM Maryland Municipal Fund
Oppenheimer RochesterTM Massachusetts Municipal Fund
Oppenheimer RochesterTM Michigan Municipal Fund
Oppenheimer RochesterTM Minnesota Municipal Fund
Oppenheimer RochesterTM North Carolina Municipal Fund
Oppenheimer RochesterTM Ohio Municipal Fund
Oppenheimer RochesterTM Virginia Municipal Fund

The following additional information about the Funds are available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about each Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments and performance is available in each Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports
(when available), the notice explaining each Fund's privacy policy and other information about the Funds or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Funds including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on
the operation of the Public Reference Room may be obtained by calling the SEC at
1.202.942.8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Funds or to make any representations about the Funds other than what is contained in this Prospectus. This
Prospectus is not an offer to sell shares of the Funds, nor a solicitation of an offer to buy shares of the Funds, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Funds' SEC File Nos.: 811-21877
                  811-21878
                  811-21879
                  811-21880
                  811-21881               The Funds' shares are distributed by:
                  811-21882               [logo] OppenheimerFunds Distributor, Inc.
                  811-21883
                  811-21884

PR0000.006.1106
Printed on recycled paper

Oppenheimer RochesterTM Arizona Municipal Fund
Oppenheimer RochesterTM Maryland Municipal Fund
Oppenheimer RochesterTM Massachusetts Municipal Fund
Oppenheimer RochesterTM Michigan Municipal Fund
Oppenheimer RochesterTM Minnesota Municipal Fund
Oppenheimer RochesterTM North Carolina Municipal Fund
Oppenheimer RochesterTM Ohio Municipal Fund
Oppenheimer RochesterTM Virginia Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated November 7, 2006

      This Statement of Additional Information ("SAI") is not a Prospectus.
This document contains additional information about the Funds and supplements information in the Prospectus dated November 7, 2006.  It should be read together with the Prospectus, which may be obtained by writing to the Funds'
transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217 (the "Transfer Agent") or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

      The portions of this SAI that do not relate to a particular Fund do not form a part of that Fund's SAI, have not been incorporated by reference into that Fund's Prospectus, and should not be relied upon by investors in that
Fund.

Contents                                                                Page
About the Funds
Additional Information About the Funds' Investment Policies and Risks...
    The Funds' Investment Policies......................................
    Other Investment Techniques and Strategies..........................
    Investment Restrictions.............................................
Disclosure of Portfolio Holdings........................................
How the Funds are Managed...............................................
    Organization and History............................................
    Board of Trustees and Oversight Committees..........................
    Trustees and Officers of the Funds..................................
    The Manager.........................................................
Brokerage Policies of the Funds.........................................
Distribution and Service Plans..........................................
Payments to Fund Intermediaries.........................................
Performance of the Funds................................................

About Your Account
How To Buy Shares.......................................................
How To Sell Shares......................................................
How to Exchange Shares..................................................
Dividends, Capital Gains and Taxes......................................
Additional Information About the Funds..................................

Financial Information About the Funds
Report of Independent Registered Public Accounting Firm.................
Financial Statements....................................................

Appendix A: Municipal Bond Ratings Definitions..........................  A-1
Appendix B: Special Considerations Relating to State Municipal Obligations
B-1
Appendix C: Municipal Bond Industry Classifications.....................  C-1
Appendix D: OppenheimerFunds Special Sales Charge Arrangements and Waivers
D-1

ABOUT THE FUNDS

Additional Information About the Funds' Investment Policies and Risks

The investment objective, principal investment policies and main risks of the
Funds are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Funds'
investment manager, OppenheimerFunds, Inc. (the "Manager") may select for each
Fund.  Additional explanations are also provided about the strategies a Fund may use to try to achieve its objective.

Information contained in this section about the risks and considerations associated with a particular Fund's investments and/or investment strategies apply only to those Funds specifically identified as making each type of investment or using each investment strategy.  Information that does not apply to a particular Fund does not form a part of that Fund's SAI and should not be relied on by investors in that Fund.  Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund's
SAI.

The Funds' Investment Policies. The composition of each Fund's portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques described in this SAI at all times in seeking their objective. Each Fund may use some of the investment techniques and strategies at some times or not at all. However, the value of the securities held by each
Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

      However, those fluctuations in value will not generally result in realized gains or losses to a Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. Each Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the
Manager to sell the particular security. In that case, a Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which each Fund may invest are described in the Prospectus under "What Does Each Fund Mainly
Invest In" and "About the Funds' Investments". Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

|X|   Municipal Bonds. Each Fund has classified longer term securities as
"municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds (including "industrial development" and "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, a Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

|_|   General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited.
Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

|_|   Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco master settlement agreement (as described in the section titled
"Tobacco Related Bonds". Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

|_|   Private Activity Bonds.  The Tax Reform Act of 1986 amended and reorganized, under the Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code"), the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or,
"industrial development bonds" as they were referred to under pre-1986 law), the proceeds of which are used to finance various non-governmental privately owned and/or operated facilities.  Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if the financed activities fall into one of seven categories of
"qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and certain tests are met.  The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities.  The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

      Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or
(ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

      Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal
Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user.  A "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

      Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities.  The Funds make no independent investigation into the use of such facilities or the expenditure of such proceeds.  If a Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds.  The value of a Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

      Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject.  If such qualified private activity bonds are held by a Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

|X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

|_|   Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

|_|   Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

|_|   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

|_|   Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

|_|   Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less, is issued by a municipality to meet current working capital needs.

|X|   Municipal Lease Obligations. The Funds' investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities. Their purchase by a Fund would be limited as described below in
"Illiquid Securities." From time to time each Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

      Those guidelines require the Manager to evaluate, among other things:
|_|   the frequency of trades and price quotations for such securities;
|_|   the number of dealers or other potential buyers willing to purchase or sell such securities;
|_|   the availability of market-makers; and
|_|   the nature of the trades for such securities.

      While each Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer.
The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to a Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of a Fund.

TOBACCO  RELATED  BONDS.   The Funds may invest in two types of tobacco  related
bonds:   (i) tobacco  settlement  revenue bonds,  for which payments of interest and principal are made solely from a state's  interest in the Master  Settlement
Agreement ("MSA")  described below, and (ii) tobacco  bonds subject to a state's appropriation  pledge,  for which  payments  may come from both the MSA  revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. Each Fund may invest a significant portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master
Settlement Agreement ("MSA"). The MSA is an agreement reached out of court in
November 1998 between 46 states and six other U.S. jurisdictions (including
Puerto Rico and Guam) and the four largest U.S. tobacco manufacturers (Phillip
Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, a
number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

      A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

      Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the
MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund's net asset value.

      The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, each Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco
Bonds").  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

      These STA Tobacco Bonds are part of a larger  category of municipal  bonds
that are  subject to state  appropriation.   Although  specific  provisions  may
vary among  states,  "subject  to  appropriation  bonds"  (also  referred  to as
"appropriation  debt") are typically  payable from two distinct  sources:  (i) a dedicated  revenue source such as a municipal  enterprise,  a special tax or, in the  case of  tobacco  bonds,  the MSA  funds,  and (ii)  the  issuer's  general
funds.   Appropriation  debt differs from a state's  general  obligation debt in that general  obligation  debt is backed by the state's  full faith,  credit and taxing  power,  while  appropriation  debt requires the state to pass a specific periodic  appropriation  to pay  interest  and/or  principal on the bonds as the
payments  come due.  The  appropriation  is usually  made  annually.   While STA
Tobacco  Bonds  offer an  enhanced  credit  support  feature,  that  feature  is generally  not an  unconditional  guarantee  of  payment  by a state and  states generally  do not pledge the full  faith,  credit or taxing  power of the state.
The Funds  consider  the STA  Tobacco  Bonds to be  "municipal  securities"  for purposes of their concentration policies.

      Litigation Challenging the MSA.  The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce
Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

      To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges (referred to herein as Grand River and Freedom Holdings) are pending in the U.S. District Court for the Southern District of New York and
have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation. In these two cases, certain decisions by the U.S. Court of
Appeals for the Second Circuit have created heightened uncertainty as a result of that court's interpretation of federal antitrust immunity and Commerce
Clause doctrines as applied to the MSA and the states' MSA-related legislation, which interpretation appears to conflict with interpretations by other courts, which have rejected challenges to the MSA and the states'
MSA-related legislation. Prior decisions rejecting such challenges have concluded that the MSA and the MSA-related legislation do not violate the
Commerce Clause of the U.S. Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines.  Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the
U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the
U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states'
MSA-related legislation.

      Grand River and Freedom Holdings.   Both cases are pending in the U.S.
District Court for the Southern District of New York and seek to enjoin the enforcement of states' MSA-related legislation. The Grand River case is pending against the attorneys general of 31 states.  The plaintiffs seek to enjoin the enforcement of the states' MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the
U.S. Constitution. Grand River was remanded and remains pending in the
Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

      The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case.  On February 10, 2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New York's MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New York's MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce Clause of the U.S.
Constitution and (3) an injunction permanently enjoining the enforcement of
New York's MSA-related legislation.

      To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss.  A final decision in these cases by the
District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court.  A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the
MSA and/or result in the complete loss of the Fund's outstanding investment.

      A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana (Fifth Circuit) also has survived appellate review of motions to dismiss.  Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana's MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution.
On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court's dismissal of the plaintiffs' complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Louisiana, Oklahoma, Kansas,
Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or
Grand River are also raised in many of these other cases.  The MSA and states'
MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

      Litigation Seeking Monetary Relief from Tobacco Industry Participants.
The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as
"secondhand smoke."  Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

      The MSA does not release participating manufacturers from liability in either individual or class action cases.  Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

      The ultimate outcome of any pending or future lawsuit is uncertain.
Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA.  In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

|X|   Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), and Fitch,
Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that a Fund may not receive the anticipated level of income from these securities, and a
Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with a Fund's policy of preservation of capital, each Fund limits its investments in lower quality securities.

      After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires a Fund to sell the security, but the Manager will consider such events in determining whether a
Fund should continue to hold the security. To the extent that ratings given by
Moody's, S&P's, or Fitch change as a result of changes in those rating organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the Funds'
investment policies.

      Each Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix A to this SAI. Because each Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues each Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assigning a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Considerations Relating to the Funds' Municipal Obligations

      A discussion of the special considerations relating to the Funds'
municipal obligations and other economic conditions is provided in Appendix B to this SAI.

Other Investment Techniques and Strategies. In seeking its objective, each
Fund may from time to time employ the types of investment strategies and investments described below. A Fund is not required to use all of these strategies at all times and at times may not use them.

|X|   Floating Rate and Variable Rate Obligations. Variable rate obligations, a form of derivative investments, may have a demand feature that allows a Fund to tender the obligation to the issuer or a third party prior to its maturity.
The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury
Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.
As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate demand obligation meets a Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to each Fund's limitations on investments in illiquid securities.

      Inverse Floaters. Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As short term interest rates rise, inverse floaters produce less current income and their market value can become volatile. As short term interest rates fall, inverse floaters produce more current income. Inverse floaters are a type of derivative security.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond.
For example, the interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond.
The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the
Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions. Each Fund can invest up to 20% of its total assets in inverse floaters.

            Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. A
Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a Fund when a Fund has invested in inverse floaters that expose a Fund to the risk of short-term interest rate fluctuations.
"Embedded" caps can be used to hedge a portion of a Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, a Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap
(which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      A Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by a Fund. Under certain circumstances, such an agreement would commit a Fund to reimburse the sponsor of the inverse floater the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. A Fund would not be required to make such a reimbursement under standard terms of a more typical inverse floater not subject to such an agreement. Although entering into a "shortfall and forebearance" agreement would expose a Fund to the risk that it may be required to make the reimbursement described above, a Fund may receive higher interest payments than under a typical inverse floater and generally is able to defer recognizing any loss on an inverse floater covered by the shortfall and forbearance agreement.

|X|   When-Issued and Delayed Delivery-Transactions. Each Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, a Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to a
Fund. No income begins to accrue to a Fund on a when-issued security until a
Fund receives the security at settlement of the trade.

      A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause a Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although a Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, that Fund may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction a Fund will identify on its books liquid securities with a value at least equal to the purchase commitments until that Fund pays for the investment.

      When-issued transactions and forward commitments can be used by a Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

|X|   Zero-Coupon Securities. Each Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.
This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.
Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Fund's investment in zero-coupon securities may cause that Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X|   Puts and Standby Commitments. Each Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Funds the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When a Fund buys a municipal security subject to a standby commitment to repurchase the security, that Fund is entitled to same-day settlement from the purchaser. A Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables a Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      A Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Funds will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. A Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, a Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by a Fund. They terminate if a Fund sells the underlying security to a third party. The Funds intend to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable a Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, a Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize a Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by a Fund for the put or standby commitment will be reflected on a Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by a Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause a Fund not to be treated as the tax owner of the underlying municipal securities.

|X|   Repurchase Agreements. Each Fund may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Funds' Manager from time to time. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to each Fund's limits on holding illiquid investments. There is no limit on the amount of each Fund's net assets that may be subject to repurchase agreements of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. Each Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, each Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), each Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      [GRAPHIC OMITTED][GRAPHIC OMITTED]  Borrowing for Leverage. Each Fund
has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as "leverage." Under the fundamental investment policies, each Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time.
Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. Notwithstanding the preceding sentence, each Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. If the value of a Fund's assets fails to meet this 300%
asset coverage requirement, that Fund will reduce its bank debt within three days to meet the requirement. To do so, a Fund might have to sell a portion of its investments at a disadvantageous time.

      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of a Fund and reduce its returns. If a Fund does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, a Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to
Citicorp North America, Inc. ("Citicorp"), each Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the
Funds. These loans may be secured by assets of a Fund, so long as that Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to a Fund in the event the conduit or conduits are unable or unwilling to make such loans.
Each Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, each Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

      Illiquid Securities and Restricted Securities. Each Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the
Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.
Under the policies and procedures established by the Funds' Board of Trustees, the Manager determines the liquidity of certain of the Funds' investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

      Each Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a
Fund's ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.

|X|   Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Funds' Board of Trustees. These loans are limited to not more than 25% of the value of each
Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending. A Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. A Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which a Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter.
The terms of the letter of credit and the issuing bank both must be satisfactory to a Fund.

      When it lends securities, a Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a)
negotiated loan fees, (b) interest on securities used as collateral, and (c)
interest on short-term debt securities purchased with the loan collateral.
Either type of interest may be shared with the borrower. A Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of a Fund's loans must meet applicable tests under the
Internal Revenue Code and must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

[GRAPHIC OMITTED][GRAPHIC OMITTED]  Other Derivative Investments. [PG NUMBER]

                                      2

     Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease each Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with each Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

|X|   Hedging. Each Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the
Funds may:
|_|   sell interest rate futures or municipal bond index futures,
|_|   buy puts on such futures or securities, or
         |_|      write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase a Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that a Fund would write covered calls for that purpose.

      Each Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case each Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:
|_|   buy interest rate futures or municipal bond index futures, or
|_|   buy calls on such futures or on securities.

      The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager's discretion, as described below.
Each Fund's strategy of hedging with futures and options on futures will be incidental to each Fund's investment activities in the underlying cash market.
The particular hedging instruments the Funds can use are described below. The
Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with each Fund's investment objective and are permissible under applicable regulations governing the Fund.

|X|   Futures. Each Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which a Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on a Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to a Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      A Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, a Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).
A Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).
For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to
U.S. Treasury Bonds might have been greater than anticipated).

|X|   Put and Call Options. Each Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

|_|   Writing Covered Call Options. Each Fund may write (that is, sell) call options. Each Fund's call writing is subject to a number of restrictions:
(1)   After a Fund writes a call, not more than 25% of that Fund's total assets may be subject to calls.
(2)   Calls a Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ(R), the automated quotation system of The NASDAQ(R)Stock Market, Inc. or traded in the
               over-the-counter market.
(3)   Each call a Fund writes must be "covered" while it is outstanding. That means a Fund must own the investment on which the call was written.
(4)   A Fund may write calls on futures contracts whether or not it owns them.

      When a Fund writes a call on a security, it receives cash (a premium).
Each Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. Each Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium a Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.
In that case a Fund would keep the cash premium and the investment.

      When a Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Funds' custodian bank, or a securities depository acting for the custodian bank, will act as a Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which that
Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon a Fund's entering into a closing purchase transaction.

      When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When a Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because a Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

      The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, a Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100%
of the current value of the future. Because of this escrow requirement, in no circumstances would a Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

|_|   Purchasing Puts and Calls. Each Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. They may also buy calls to close out a call it has written, as discussed above. Calls a Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ(R), or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Funds' put and call options to exceed 5% of its total assets.

      When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that a Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if (1) the call is sold at a profit or
(2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case a
Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      A Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

      When a Fund purchases a put, it pays a premium. A Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future a Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case a Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration
(whether or not at a profit).

|X|   Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's returns.

      Each Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund may cause that
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause that Fund to sell the related investments for reasons that would not exist in the absence of the put.

      A Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of a Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of a Fund's securities. It is possible for example that while a
Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in a Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of a
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, each Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. A fund might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      A Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If a Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If a Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. A
Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

|X|   Interest Rate Swap Transactions. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. A Fund may not enter into swaps with respect to more than 25% of its total assets. Also, a Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Fund's loss will consist of the net amount of contractual interest payments that a
Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to each Fund's interest rate swap transactions on an ongoing basis.

      Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.
Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X|   Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that a Fund claims an exclusion from regulation as a commodity pool operator. Each Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity
Exchange Act ("CEA"). Each Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Funds' investment advisor
(as they may be amended from time to time), and as otherwise set forth in the
Funds' Prospectus or this SAI.

      Transactions in options by a Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as a Fund (or an adviser that is an affiliate of the Funds' adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when a Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

|X|   Temporary Defensive and Interim Investments. The securities each Fund may invest in for temporary defensive purposes include the following:
|_|   short-term municipal securities;
|_|   obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
|_|   corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
|_|   commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
|_|   certificates of deposit of domestic banks with assets of $1 billion or more.

      Each Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, a Fund might not achieve its objective.

|X|   Portfolio Turnover. A change in the securities held by a Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase a Fund's transaction costs. However, a Fund ordinarily incurs little or no brokerage expense because most of a Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      Each Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, each Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, each
Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, each Fund may realize a capital gain or loss on its investments. Each Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial
Highlights table at the end of the Prospectus shows each Fund's portfolio turnover rates during the past five fiscal years.

|X|   Taxable Investments. While each Fund can invest up to 20% of its net assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities a Fund would buy for temporary defensive purposes.

Other Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies are those policies that each Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of each Fund's outstanding voting securities.
Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

|_|   67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

|_|   more than 50% of the outstanding shares.

      Each Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the
Prospectus or this SAI, as appropriate. Each Fund's most significant investment policies are described in the Prospectus.

|X|   Do the Funds Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Funds:

|_|   A Fund cannot make loans, except to the extent permitted under the
 Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   A Fund may not borrow money, except to the extent permitted under the
 Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   Each Fund cannot invest more than 25% of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to a Fund's respective State's municipal securities.

|_|   A Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

|_|   A Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the
Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

|_|   A Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment
Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the
Investment Company Act each Fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. In addition, the
Investment Company Act requires each Fund to adopt a fundamental policy regarding investments in real estate.  Although each Fund is not expected to invest in real estate, to the extent consistent with each Fund's investment objective and its policies, a Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.  Although unlikely, it is possible that a Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of its total assets.

      Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time a Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case a Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of a Fund.

Non-Diversification of the Fund's Investments. Each Fund is "non-diversified"
as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." As non-diversified funds, each Fund can invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund.

      Being non-diversified poses additional investment risks, because if a
Fund invests more of its assets in fewer issuers, the value of its shares are subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, each Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, a Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, each Fund must meet a number of conditions. First, not more than 25% of the market value of a Fund's total assets may be invested in the securities of a single issuer (other than
Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by a Fund, or one or more qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2)
each Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Concentration. In implementing a Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry.
That is done even though the bonds are municipal securities, as to which the
Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the
Funds' industry concentration policies, STA Bonds are considered to be
"municipal" bonds, as distinguished from "tobacco" bonds.  As municipal bonds,
STA Bonds are not within any industry and are not subject to the Funds'
industry concentration policies.

For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of
Additional Information. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S.
government securities for purposes of each Fund's policy not to concentrate.

|X|   Do the Funds Have Any Other Restrictions That Are Not Fundamental?  Each
Fund has the additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

|_|   A Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

Disclosure of Portfolio Holdings.  Each Fund has adopted policies and procedures concerning the dissemination of information by employees, officers and/or directors of the Manager, Distributor, and Transfer Agent.  These
policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect each Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. Each Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the
      OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund
      Profiles" section. Other general information about each Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a
      15-day lag.

      Until publicly disclosed, each Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to a Fund's portfolio holdings information could attempt to use that information to trade ahead of or against a Fund, which could negatively affect the prices a Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on each
Fund's behalf.

      The Funds, the Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of each
Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Funds' Board shall not be deemed to be
"compensation" or "consideration" for these purposes.  It is a violation of the
Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by each Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of a Fund's complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If a
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
      Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
      Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding a Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      Each Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Funds' Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Funds' Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Funds' independent registered public accounting firm,
o     Members of the Funds' Board and the Board's legal counsel,
o     The Funds' custodian bank,
o     A proxy voting service designated by each Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations, if securities are not priced by a Fund's regular pricing services).

      Portfolio holdings information of a Fund may be provided, under limited circumstances, to brokers and/or dealers with whom that Fund trades and/or entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity.
Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund.  Any third party receiving such information must first sign the
Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by a Fund are not priced by that Fund's regular pricing services)
o     Dealers to obtain price quotations where a Fund is not identified as the owner

      Portfolio holdings information (which may include information on each
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where a Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      Each Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in a Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in each Fund's portfolio.  In such circumstances, disclosure of a Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Funds and the Manager, Distributor,
and Transfer Agent (the "CCO") shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Funds' Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of a Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Funds'
Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or each Fund have entered into ongoing arrangements to make available information about each Fund's portfolio holdings.  One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

          ---------------------------------------------------------
          A.G. Edwards & Sons           Keijser Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          ABG Securities                Kempen & Co. USA Inc.
          ---------------------------------------------------------
          ---------------------------------------------------------
          ABN AMRO                      Kepler Equities/Julius
                                        Baer Sec
          ---------------------------------------------------------
          ---------------------------------------------------------
          Advest                        KeyBanc Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          AG Edwards                    Leerink Swan
          ---------------------------------------------------------
          ---------------------------------------------------------
          American Technology Research  Legg Mason
          ---------------------------------------------------------
          ---------------------------------------------------------
          Auerbach Grayson              Lehman
          ---------------------------------------------------------
          ---------------------------------------------------------
          Banc of America Securities    Lehman Brothers
          ---------------------------------------------------------
          ---------------------------------------------------------
          Barclays                      Lipper
          ---------------------------------------------------------
          ---------------------------------------------------------
          Baseline                      Loop Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          Bear Stearns                  MainFirst Bank AG
          ---------------------------------------------------------
          ---------------------------------------------------------
          Belle Haven                   Makinson Cowell US Ltd
          ---------------------------------------------------------
          ---------------------------------------------------------
          Bloomberg                     Maxcor Financial
          ---------------------------------------------------------
          ---------------------------------------------------------
          BNP Paribas                   Merrill
          ---------------------------------------------------------
          ---------------------------------------------------------
          BS Financial Services         Merrill Lynch
          ---------------------------------------------------------
          ---------------------------------------------------------
          Buckingham Research Group     Midwest Research
          ---------------------------------------------------------
          ---------------------------------------------------------
          Caris & Co.                   Mizuho Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          CIBC World Markets            Morgan Stanley
          ---------------------------------------------------------
          ---------------------------------------------------------
          Citigroup                     Morningstar
          ---------------------------------------------------------
          ---------------------------------------------------------
          Citigroup Global Markets      Natexis Bleichroeder
          ---------------------------------------------------------
          ---------------------------------------------------------
          Collins Stewart               Ned Davis Research Group
          ---------------------------------------------------------
          ---------------------------------------------------------
          Craig-Hallum Capital Group LLCNomura Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Credit Agricole Cheuvreux     Pacific Crest
          N.A. Inc.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Credit Suisse First Boston    Pacific Crest Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Daiwa Securities              Pacific Growth Equities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Davy                          Petrie Parkman
          ---------------------------------------------------------
          ---------------------------------------------------------
          Deutsche Bank                 Pictet
          ---------------------------------------------------------
          ---------------------------------------------------------
          Deutsche Bank Securities      Piper Jaffray Inc.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Dresdner Kleinwort WassersteinPlexus
          ---------------------------------------------------------
          ---------------------------------------------------------
          Emmet & Co                    Prager Sealy & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Empirical Research            Prudential Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Enskilda Securities           Ramirez & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Essex Capital Markets         Raymond James
          ---------------------------------------------------------
          ---------------------------------------------------------
          Exane BNP Paribas             RBC Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          Factset                       RBC Dain Rauscher
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fidelity Capital Markets      Research Direct
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fimat USA Inc.                Robert W. Baird
          ---------------------------------------------------------
          ---------------------------------------------------------
          First Albany                  Roosevelt & Cross
          ---------------------------------------------------------
          ---------------------------------------------------------
          First Albany Corporation      Russell Mellon
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fixed Income Securities       Ryan Beck & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fortis Securities             Sanford C. Bernstein
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fox-Pitt, Kelton              Scotia Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          Friedman, Billing, Ramsey     SG Cowen & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fulcrum Global Partners       SG Cowen Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Garp Research                 Soleil Securities Group
          ---------------------------------------------------------
          ---------------------------------------------------------
          George K Baum & Co.           Standard & Poors
          ---------------------------------------------------------
          ---------------------------------------------------------
          Goldman                       Stone & Youngberg
          ---------------------------------------------------------
          ---------------------------------------------------------
          Goldman Sachs                 SWS Group
          ---------------------------------------------------------
          ---------------------------------------------------------
          HSBC                          Taylor Rafferty
          ---------------------------------------------------------
          ---------------------------------------------------------
          HSBC Securities Inc           Think Equity Partners
          ---------------------------------------------------------
          ---------------------------------------------------------
          ING Barings                   Thomas Weisel Partners
          ---------------------------------------------------------
          ---------------------------------------------------------
          ISI Group                     UBS
          ---------------------------------------------------------
          ---------------------------------------------------------
          Janney Montgomery             Wachovia
          ---------------------------------------------------------
          ---------------------------------------------------------
          Jefferies                     Wachovia Corp
          ---------------------------------------------------------
          ---------------------------------------------------------
          Jeffries & Co.                Wachovia Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          JP Morgan                     Wescott Financial
          ---------------------------------------------------------
          ---------------------------------------------------------
          JP Morgan Securities          William Blair
          ---------------------------------------------------------
          ---------------------------------------------------------
          JPP Eurosecurities            Yieldbook
          ---------------------------------------------------------
          ---------------------------------------------------------
          Keefe, Bruyette & Woods
          ---------------------------------------------------------

How the Funds are Managed

Organization and History. Each Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each Fund was organized as a Massachusetts business trust in March
2006.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in a Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

      Each Fund currently has three classes of shares: Class A, Class B and
Class C. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of a Fund represents an interest in that Fund proportionately equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders. As Massachusetts business trusts, the Funds are not required to hold, and do not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of each Fund, to remove a
Trustee or to take other action described in each Fund's Declaration of Trust.

      The Trustees of a Fund will call a meeting of the shareholders of that
Fund to vote on the removal of a Trustee upon the written request of the record holders of 10% of the Fund's outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of a Fund valued at
$25,000 or more or constituting at least 1% of the Fund's outstanding shares.
The Trustees may also take other action as permitted by the Investment Company
Act.

|X|   Shareholder and Trustee Liability. Each Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for each
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of each Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, a Fund shall assume the defense of any claim made against a shareholder for any act or obligation of that Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Funds) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of that Fund is limited to the relatively remote circumstances in which a Fund would be unable to meet its obligations.

      Each Fund's contractual arrangements state that any person doing business with that Fund (and each shareholder of that Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund.
Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. Each Fund is governed by a Board of Trustees, which is responsible for protecting the interests of the Fund's shareholders under Massachusetts law. The Funds' Trustees meet periodically throughout the year to oversee each Fund's activities, review fund performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the
Investment Company Act (the "Independent Trustees"). The members of the Audit
Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A. Randall
and Joseph M. Wikler. The Audit Committee furnishes the Board with recommendations regarding the selection of the Funds' independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in each Fund's Audit Committee
Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Funds' independent Auditors regarding each Fund's internal accounting procedures and controls; (iii)  reviewing reports from the
Manager's Internal Audit Department: (iv) maintaining a separate line of communication between each Fund's independent Auditors and the Independent
Trustees; (v) reviewing the independence of each Fund's independent Auditors;
and (vi) pre-approving the provision of any audit or non-audit services by each Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to each Fund, the Manager and certain affiliates of the Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Brian F.
Wruble. The Regulatory & Oversight Committee evaluates and reports to the
Board on each Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by each Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight
Committee's Charter.

      The members of the Governance Committee are Phillip A. Griffiths
(Chairman), Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I. Wold.
The Governance Committee reviews each Fund's governance guidelines, the adequacy of the Funds' Codes of Ethics, and develops qualification criteria for Board members consistent with each Fund's governance guidelines, among other duties set forth in the Governance Committee's Charter.

            The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees, for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by a Fund's shareholders. The Governance Committee will consider nominees recommended by
Independent Board members or recommended by any other Board members, including
Board members affiliated with the Funds' Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the
attention of the Board of Trustees of your respective Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act;
(3) any other information that a Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual
Life Insurance Company (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the
Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance
Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds Jr.
(Chairman), Matthew P. Fink and Mary F. Miller. The Proxy Committee provides the Board with recommendations for proxy voting of portfolio securities held by the Funds and monitors proxy voting by the Funds.

Trustees and Officers of the Funds. Except for Mr. Murphy, each of the
Trustees is an Independent Trustee. As well as the Funds covered in this SAI each Trustee is also a trustee or director of the following Oppenheimer funds
(referred to as "Board I Funds"):

--------------------------------------------------------------------------------------
Oppenheimer AMT-Free Municipals           Oppenheimer Money Market Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer AMT-Free New York Municipals  Oppenheimer Multi-State Municipal Trust
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer Balanced Fund                 Oppenheimer Portfolio Series
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer California Municipal Fund     Oppenheimer Real Estate Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                          Oppenheimer Rochester Arizona Municipal
Oppenheimer Capital Appreciation Fund     Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer Developing Markets Fund       Oppenheimer  Rochester  Maryland  Municipal
                                          Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                          Oppenheimer     Rochester     Massachusetts
Oppenheimer Discovery Fund                Municipal Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                          Oppenheimer Rochester Michigan Municipal
Oppenheimer Dividend Growth Fund          Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                          Oppenheimer Rochester Minnesota Municipal
Oppenheimer Emerging Growth Fund          Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                          Oppenheimer    Rochester   North   Carolina
Oppenheimer Emerging Technologies Fund    Municipal Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer Enterprise Fund               Oppenheimer Rochester Ohio Municipal Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                          Oppenheimer  Rochester  Virginia  Municipal
Oppenheimer Global Fund                   Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer Global Opportunities Fund     Oppenheimer Rochester Select Value Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Series Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer Growth Fund                   OFI Tremont Core Strategies Hedge Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer International Diversified     OFI Tremont Market Neutral Hedge Fund
Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer International Growth Fund     Oppenheimer Tremont Market Neutral Fund LLC
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer International Small Company   Oppenheimer   Tremont  Market   Opportunity
Fund                                      Fund LLC
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer International Value Fund      Oppenheimer U.S. Government Trust
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Oppenheimer Limited Term California
Municipal Fund
--------------------------------------------------------------------------------------

      In addition to being a Board Member of each of the Board I Funds,
Messrs. Galli and Wruble are directors or trustees of ten other portfolios in the OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Funds and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the
Distributor.

      Messrs. Fielding, Loughran, Cottier, Willis, Gillespie, Murphy, Petersen
Szilagyi, Vandehey, Wixted and Zack, and Mss. Bloomberg and Ives, who are
officers of the Funds, hold the same offices with one or more of the other
Board I Funds. As of November 2, 2006, the Trustees and officers of the Funds, as a group, owned of record or beneficially less than 1% of each class of shares of the Funds. The foregoing statement does not reflect ownership of shares of the Funds held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Funds listed above. In addition, none of the Independent
Trustees (nor any of their immediate family members), owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      Biographical Information. The Trustees and officers, their positions with the Funds, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each
Trustee's beneficial share ownership in each Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

------------------------------------------------------------------------------------
                               Independent Trustees
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During the      Dollar    Aggregate
                                                                       Dollar
                                                                       Range Of
                     Past 5 Years;                           Range of  Shares
Position(s) Held     Other Trusteeships/Directorships Held   Shares    Beneficially
with Fund,           by Trustee ;                            BeneficialOwned in
Length of Service,   Number of Portfolios in Fund Complex    Owned in  Supervised
Age                  Currently Overseen by Trustee           a Fund    Funds
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                                               As of December 31,
                                                                      2005
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter,  Director of American Commercial Lines   None      Over
Chairman of the      (barge company) (since January 2005);             $100,000
Board of Trustees    Attorney at Hogan & Hartson (law firm)
since 2006           (since June 1993); Director of Covanta
Age: 75              Holding Corp. (waste-to-energy
                     company) (since 2002); Director of
                     Weyerhaeuser Corp. (1999-April 2004);
                     Director of Caterpillar, Inc.
                     (1993-December 2002); Director of
                     ConAgra Foods (1993-2001); Director of
                     Texas Instruments (1993-2001);
                     Director of FMC Corporation
                     (1993-2001). Oversees 46 portfolios in
                     the OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Matthew P. Fink,     Trustee of the Committee for Economic   None      Over
Trustee since 2006   Development (policy research                      $100,000
Age: 65              foundation) (since 2005); Director of
                     ICI Education Foundation (education
                     foundation) (since October 1991-August
                     2006); President of the Investment
                     Company Institute (trade association)
                     (October 1991-June 2004); Director of
                     ICI Mutual Insurance Company
                     (insurance company) (October 1991-June
                     2004). Oversees 46 portfolios in the
                     OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli,     A director or trustee of other          None      Over
Trustee since 2006   Oppenheimer funds. Oversees 56                    $100,000
Age: 73              portfolios in the OppenheimerFunds
                     complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip A.           Distinguished Presidential Fellow for   None      Over
Griffiths, Trustee   International Affairs (since 2002) and            $100,000
since 2006           Member (since 1979) of the National
Age: 67              Academy of Sciences; Council on
                     Foreign Relations (since 2002);
                     Director of GSI Lumonics Inc.
                     (precision medical equipment supplier)
                     (since 2001); Senior Advisor of The
                     Andrew W. Mellon Foundation (since
                     2001); Chair of Science Initiative
                     Group (since 1999); Member of the
                     American Philosophical Society (since
                     1996); Trustee of Woodward Academy
                     (since 1983); Foreign Associate of
                     Third World Academy of Sciences;
                     Director of the Institute for Advanced
                     Study (1991-2004); Director of Bankers
                     Trust New York Corporation
                     (1994-1999); Provost at Duke
                     University (1983-1991). Oversees 46
                     portfolios in the OppenheimerFunds
                     complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Mary F. Miller,      Trustee of the American Symphony        None      Over
Trustee since 2006   Orchestra (not-for-profit) (since                 $100,000
Age: 63              October 1998); and Senior Vice
                     President and General Auditor of
                     American Express Company (financial
                     services company) (July 1998-February
                     2003). Oversees 46 portfolios in the
                     OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley,      Director of Columbia Equity Financial   None      Over
Trustee since 2006   Corp. (privately-held financial                   $100,000
Age: 54              adviser) (since 2002); Managing
                     Director of Carmona Motley, Inc.
                     (privately-held financial adviser)
                     (since January 2002); Managing
                     Director of Carmona Motley Hoffman
                     Inc. (privately-held financial
                     adviser) (January 1998-December 2001);
                     Member of the Finance and Budget
                     Committee of the Council on Foreign
                     Relations, the Investment Committee of
                     the Episcopal Church of America, the
                     Investment Committee and Board of
                     Human Rights Watch and the Investment
                     Committee of Historic Hudson Valley.
                     Oversees 46 portfolios in the
                     OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall,  Director of Dominion Resources, Inc.    None      Over
Trustee since 2006   (electric utility holding company)                $100,000
Age: 79              (February 1972-October 2005); Former
                     Director of Prime Retail, Inc. (real
                     estate investment trust), Dominion
                     Energy Inc. (electric power and oil &
                     gas producer), Lumbermen's Mutual
                     Casualty Company, American Motorists
                     Insurance Company and American
                     Manufacturers Mutual Insurance
                     Company; Former President and Chief
                     Executive Officer of The Conference
                     Board, Inc. (international economic
                     and business research). Oversees 46
                     portfolios in the OppenheimerFunds
                     complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S.           Chairman of The Directorship Search     None      $10,001-$50,000
Reynolds, Jr.,       Group, Inc. (corporate governance
Trustee since 2006   consulting and executive recruiting)
Age: 74              (since 1993); Life Trustee of
                     International House (non-profit
                     educational organization); Founder,
                     Chairman and Chief Executive Officer
                     of Russell Reynolds Associates, Inc.
                     (1969-1993); Banker at J.P. Morgan &
                     Co. (1958-1966); 1st Lt. Strategic Air
                     Command, U.S. Air Force (1954-1958).
                     Oversees 46 portfolios in the
                     OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joseph M. Wikler,    Director of the following medical       None      Over
Trustee since 2006   device companies: Medintec (since                 $100,000
Age: 65              1992) and Cathco (since 1996);
                     Director of Lakes Environmental
                     Association (since 1996); Member of
                     the Investment Committee of the
                     Associated Jewish Charities of
                     Baltimore (since 1994); Director of
                     Fortis/Hartford mutual funds
                     (1994-December 2001). Oversees 47
                     portfolios in the OppenheimerFunds
                     complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Peter I. Wold,       President of Wold Oil Properties, Inc.  None      Over
Trustee since 2006   (oil and gas exploration and                      $100,000
Age: 58              production company) (since 1994); Vice
                     President, Secretary and Treasurer of
                     Wold Trona Company, Inc. (soda ash
                     processing and production) (since
                     1996); Vice President of Wold Talc
                     Company, Inc. (talc mining) (since
                     1999); Managing Member of
                     Hole-in-the-Wall Ranch (cattle
                     ranching) (since 1979); Director and
                     Chairman of the Denver Branch of the
                     Federal Reserve Bank of Kansas City
                     (1993-1999); and Director of
                     PacifiCorp. (electric utility)
                     (1995-1999). Oversees 47 portfolios in
                     the OppenheimerFunds complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Brian F. Wruble,     General Partner of Odyssey Partners,    None      Over
Trustee since 2006   L.P. (hedge fund) (since September                $100,000
Age: 63              1995); Director of Special Value
                     Opportunities Fund, LLC (registered
                     investment company) (since September
                     2004); Member of Zurich Financial
                     Investment Advisory Board (insurance)
                     (since October 2004); Board of
                     Governing Trustees of The Jackson
                     Laboratory (non-profit) (since August
                     1990); Trustee of the Institute for
                     Advanced Study (non-profit educational
                     institute) (since May 1992); Special
                     Limited Partner of Odyssey Investment
                     Partners, LLC (private equity
                     investment) (January 1999-September
                     2004); Trustee of Research Foundation
                     of AIMR (2000-2002) (investment
                     research, non-profit); Governor,
                     Jerome Levy Economics Institute of
                     Bard College (August 1990-September
                     2001) (economics research); Director
                     of Ray & Berendtson, Inc. (May
                     2000-April 2002) (executive search
                     firm). Oversees 56 portfolios in the
                     OppenheimerFunds complex.
------------------------------------------------------------------------------------

      Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his registration, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During the Past   Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                    5 Years;                                  Range of   Shares
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Beneficially
with Fund,          Trustee ;                                 BeneficiallOwned in
Length of Service   Number of Portfolios in Fund Complex      Owned in   Supervised
Age                 Currently Overseen by Trustee             a Fund     Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2005
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     None          Over
President and       Director (since June 2001) and President              $100,000
Principal           (since September 2000) of the Manager;
Executive Officer   President and a director or trustee of
since 2006 and      other Oppenheimer funds; President and
Trustee since 2006  Director of Oppenheimer Acquisition
Age: 57             Corp. ("OAC") (the Manager's parent
                    holding company) and of Oppenheimer
                    Partnership Holdings, Inc. (holding
                    company subsidiary of the Manager)
                    (since July 2001); Director of
                    OppenheimerFunds Distributor, Inc.
                    (subsidiary of the Manager) (since
                    November 2001); Chairman and Director of
                    Shareholder Services, Inc. and of
                    Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager) (since July 2001); President
                    and Director of OppenheimerFunds Legacy
                    Program (charitable trust program
                    established by the Manager) (since July
                    2001); Director of the following
                    investment advisory subsidiaries of the
                    Manager: OFI Institutional Asset
                    Management, Inc., Centennial Asset
                    Management Corporation, Trinity
                    Investment Management Corporation and
                    Tremont Capital Management, Inc. (since
                    November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and
                    Director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    Executive Vice President of
                    Massachusetts Mutual Life Insurance
                    Company (OAC's parent company) (since
                    February 1997); Director of DLB
                    Acquisition Corporation (holding company
                    parent of Babson Capital Management LLC)
                    (since June 1995); Member of the
                    Investment Company Institute's Board of
                    Governors (since October 3, 2003); Chief
                    Operating Officer of the Manager
                    (September 2000-June 2001); President
                    and Trustee of MML Series Investment
                    Fund and MassMutual Select Funds
                    (open-end investment companies)
                    (November 1999-November 2001); Director
                    of C.M. Life Insurance Company
                    (September 1999-August 2000); President,
                    Chief Executive Officer and Director of
                    MML Bay State Life Insurance Company
                    (September 1999-August 2000); Director
                    of Emerald Isle Bancorp and Hibernia
                    Savings Bank (wholly-owned subsidiary of
                    Emerald Isle Bancorp) (June 1989-June
                    1998). Oversees 91 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The addresses of the officers in the chart below are as follows: for
Messrs. Fielding, Loughran, Cottier, Willis, Gillespie and Zack and Ms.
Bloomberg, Two World Financial Center, 225 Liberty Street, 11th Floor, New
York, New York 10281-1008, for Messrs. Petersen, Szilagyi, Vandehey and Wixted
and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each
Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                      Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,        Senior Vice President of the Manager since January 1996;
Vice President and Senior  Chairman of the Rochester Division of the Manager since
Portfolio Manager since    January 1996; an officer of 18 portfolios in the
2006                       OppenheimerFunds complex.
Age: 57
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Daniel G. Loughran,        Vice President of the Manager since April 2001. An
Vice President and         officer of 18 portfolios in the OppenheimerFunds complex.
Portfolio Manager since
2006
Age: 42
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Scott Cottier,             Vice President of the Manager since 2002; portfolio
Vice President and         manager and trader at Victory Capital Management
Portfolio Manager since    (1999-2002); an officer of 18 portfolios in the
2006                       OppenheimerFunds complex.
Age: 34
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Troy Willis,               Vice President of the Manager since 2005; Associate
Vice President and         Portfolio Manager of the Manager since 2003; corporate
Portfolio Manager  since   attorney for Southern Resource Group (1999-2003). An
2006                       officer of 18 portfolios in the OppenheimerFunds complex.
Age: 33
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,          Senior Vice President and Chief Compliance Officer of
Vice President and Chief   the Manager (since March 2004); Vice President of
Compliance Officer since   OppenheimerFunds Distributor, Inc., Centennial Asset
2006                       Management Corporation and Shareholder Services, Inc.
Age: 56                    (since June 1983). Former Vice President and Director of
                           Internal Audit of the Manager (1997-February 2004). An
                           officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,           Senior Vice President and Treasurer of the Manager
Treasurer and Principal &  (since March 1999); Treasurer of the following:
Accounting Officer since   HarbourView Asset Management Corporation, Shareholder
2006                       Financial Services, Inc., Shareholder Services, Inc.,
Age: 46                    Oppenheimer Real Asset Management Corporation, and
                           Oppenheimer Partnership Holdings, Inc. (since March
                           1999), OFI Private Investments, Inc. (since March 2000),
                           OppenheimerFunds International Ltd. (since May 2000),
                           OppenheimerFunds plc (since May 2000), OFI Institutional
                           Asset Management, Inc. (since November 2000), and
                           OppenheimerFunds Legacy Program (charitable trust
                           program established by the Manager) (since June 2003);
                           Treasurer and Chief Financial Officer of OFI Trust
                           Company (trust company subsidiary of the Manager) (since
                           May 2000); Assistant Treasurer of the following: OAC
                           (since March 1999),Centennial Asset Management
                           Corporation (March 1999-October 2003) and
                           OppenheimerFunds Legacy Program (April 2000-June 2003);
                           Principal and Chief Operating Officer of Bankers Trust
                           Company-Mutual Fund Services Division (March 1995-March
                           1999). An officer of 91 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,            Assistant Vice President of the Manager (since August
Assistant Treasurer since  2002); Manager/Financial Product Accounting of the
2006                       Manager (November 1998-July 2002). An officer of 91
Age: 36                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian C. Szilagyi,         Assistant Vice President of the Manager (since July
Assistant Treasurer since  2004); Director of Financial Reporting and Compliance of
2006                       First Data Corporation (April 2003-July 2004); Manager
Age: 35                    of Compliance of Berger Financial Group LLC (May
                           2001-March 2003). An officer of 91 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,            Executive Vice President (since January 2004) and
Secretary since 2006       General Counsel (since March 2002) of the Manager;
Age: 57                    General Counsel and Director of the Distributor (since
                           December 2001); General Counsel of Centennial Asset
                           Management Corporation (since December 2001); Senior
                           Vice President and General Counsel of HarbourView Asset
                           Management Corporation (since December 2001); Secretary
                           and General Counsel of OAC (since November 2001);
                           Assistant Secretary (since September 1997) and Director
                           (since November 2001) of OppenheimerFunds International
                           Ltd. and OppenheimerFunds plc; Vice President and
                           Director of Oppenheimer Partnership Holdings, Inc.
                           (since December 2002); Director of Oppenheimer Real
                           Asset Management, Inc. (since November 2001); Senior
                           Vice President, General Counsel and Director of
                           Shareholder Financial Services, Inc. and Shareholder
                           Services, Inc. (since December 2001); Senior Vice
                           President, General Counsel and Director of OFI Private
                           Investments, Inc. and OFI Trust Company (since November
                           2001); Vice President of OppenheimerFunds Legacy Program
                           (since June 2003); Senior Vice President and General
                           Counsel of OFI Institutional Asset Management, Inc.
                           (since November 2001); Director of OppenheimerFunds
                           (Asia) Limited (since December 2003); Senior Vice
                           President (May 1985-December 2003), Acting General
                           Counsel (November 2001-February 2002) and Associate
                           General Counsel (May 1981-October 2001) of the Manager;
                           Assistant Secretary of the following: Shareholder
                           Services, Inc. (May 1985-November 2001), Shareholder
                           Financial Services, Inc. (November 1989-November 2001),
                           and OppenheimerFunds International Ltd. (September
                           1997-November 2001). An officer of 91 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,          Vice President (since June 1998) and Senior Counsel and
Assistant Secretary since  Assistant Secretary (since October 2003) of the Manager;
2006                       Vice President (since 1999) and Assistant Secretary
Age: 41                    (since October 2003) of the Distributor; Assistant
                           Secretary of Centennial Asset Management Corporation
                           (since October 2003); Vice President and Assistant
                           Secretary of Shareholder Services, Inc. (since 1999);
                           Assistant Secretary of OppenheimerFunds Legacy Program
                           and Shareholder Financial Services, Inc. (since December
                           2001); Assistant Counsel of the Manager (August
                           1994-October 2003). An officer of 91 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,         Vice President and Associate Counsel of the Manager
Assistant Secretary since  (since May 2004); First Vice President (April 2001-April
2006                       2004), Associate General Counsel (December 2000-April
Age: 38                    2004), Corporate Vice President (May 1999-April 2001)
                           and Assistant General Counsel (May 1999-December 2000)
                           of UBS Financial Services Inc. (formerly, PaineWebber
                           Incorporated). An officer of 91 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,      Senior Vice President and Deputy General Counsel of the
Assistant Secretary since  Manager (since September 2004); Mr. Gillespie held the
2006                       following positions at Merrill Lynch Investment
Age: 42                    Management: First Vice President (2001-September 2004);
                           Director (2000-September 2004) and Vice President
                           (1998-2000). An officer of 91 portfolios in the
                           OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|   Remuneration of the Officers and Trustees. The officers and interested Trustee of the Funds, who are affiliated with the Manager, receive no salary or fee from the Funds. The remaining Trustees of the Funds will receive the estimated compensation shown below from the Funds with respect to each Fund's first full fiscal year ending March 31, 2007.  The total compensation from the Funds and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Board of the Funds and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2005.

------------------------------------------------------------------------------------
Trustee Name and Other   Aggregate     Retirement       Estimated        Total
                                                          Annual      Compensation
                        CompensationBenefits Accrued     Benefits       From the
Fund Position(s)           From      as Part of Fund       Upon        Funds and
(as applicable)           Fund(1)       Expenses      Retirement(2)   Fund Complex
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter        $64(3)           $65           $103,146       $173,700
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Matthew P. Fink             $42           $146            $9,646        $113,472
Proxy Committee Member
and Regulatory &
Oversight  Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli
Regulatory & Oversight      $48           $279         $107,096(4)    $264,812(5)
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip A. Griffiths
Governance Committee
Chairman and              $56(6)          $197           $42,876        $150,760
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Mary F. Miller
Audit Committee Member
and Proxy Committee         $39           $136           $11,216        $103,254
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Audit Committee
Chairman and              $56(7)           $69           $27,099        $150,760
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall          $49         None((8))        $91,953        $134,080
Audit Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,
Jr.           Proxy
Committee Chairman and      $41           $141           $72,817        $108,593
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joseph M. Wikler         $37((9))         $287           $26,401        $60,386
Audit Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Peter I.                    $37           $172           $25,454        $60,386
Wold
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Brian
Wruble
Regulatory & Oversight      $39            $95         $49,899(10)    $159,354(11)
Committee Member
------------------------------------------------------------------------------------

1.    "Aggregate Compensation From Fund" includes fees and deferred compensation, if any.
2.    "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for Trustees."
3.    Includes $16 deferred by Mr. Yeutter under the Deferred Compensation
   Plan described below.
4.    Includes $49,811 estimated to be paid to Mr. Galli for serving as a trustee or director of 10 other Oppenheimer funds that are not Board I
   Funds.
5.    Includes $135,500 paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds (at December 31, 2005) that are not Board I
   Funds.
6.    Includes $56 deferred by Mr. Griffiths under the Deferred Compensation
   Plan described below.
7.    Includes $22 deferred by Mr. Motley under the Deferred Compensation Plan described below.
8.    Due to actuarial consideration, no additional retirement benefits were accrued with respect to Mr. Randall.
9.    Include $18 deferred by Mr. Wikler under the Deferred Compensation Plan described below.
10.   Estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds. Mr.
   Wruble's service as a director or trustee of such funds will not be counted towards the fulfillment of his eligibility requirements for payments under the Board I retirement plan, described below.
11.   Includes $45,544 estimated to be paid to Mr. Wruble for serving as a trustee or director of 10 other Oppenheimer funds (at December 31, 2005)
   that are not Board I Funds.

|X|   Retirement Plan for Trustees. Each Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to
80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least
15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the Trustee's compensation, including future compensation and the length of his or her service on the Board.

|X|   Deferred Compensation Plan. The Board of Trustees adopted a Deferred
Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from each Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Trustees' fees under the plan will not materially affect each Fund's assets, liabilities or net income per share. The plan will not obligate a Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, each Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

|X|   Major Shareholders. As of the date of this SAI, OppenheimerFunds, Inc., the Manager, is the only shareholder of record of Oppenheimer Rochester
Minnesota Municipal Fund due to its initial investment of "seed money"
required for each Fund to commence operations.

      The Manager may purchase a significant amount of each Fund's shares from time to time on a continuing basis to provide the Fund with a sufficient asset base to manage the Fund's assets in an orderly manner and to acquire its portfolio of securities in accordance with its investment objective and policies.  It is anticipated that these investments from the Manager will be withdrawn (or shares redeemed) as new investor purchase orders are received that eliminate the need for such investments from the Manager. However, before investing or withdrawing any part of its interests in a Fund, the Manager will consider any possible adverse impact the investment or withdrawal might have on the Fund.

               Such purchases and redemptions of shares by the Manager are made at each Fund's net asset value per share (with no additional sales charges) next calculated after the purchase or redemption order is placed.
Similarly, these investments and/or withdrawals by the Manager are not subject to the limitations on frequent purchases, redemptions and exchanges as described in the Fund's Prospectus.  In the event that any matter is submitted to a vote of a Fund's  shareholders,  the  Manager  has  undertaken  to vote such securities of the Fund in the same  proportion  as the shares of other
Fund shareholders  are  voted  on  such  matter.

        As of November 2, 2006, the only persons or entities who owned of record or were known by the Funds to own beneficially 5% or more of any class of each Fund's outstanding shares:

Oppenheimer Rochester Arizona Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 369,565,218 Class A shares
(representing approximately 96.25% of the Fund's then outstanding Class A shares).

Raymond & Marilyn Shenn, JT TEN WROS NOT TC, TOD-Subject to STA TOD Rules,
1927 W. Placita Canoa Azul, Green Valley, AZ 85614-8077, which owned 202.682
Class B shares (representing approximately 73.66% of the Fund's then outstanding Class B shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 72.464 Class B shares (representing approximately 26.33% of the Fund's then outstanding Class B shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 72.464 Class C shares (representing approximately 100.00% of the Fund's then outstanding Class C shares).

Oppenheimer Rochester Maryland Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 559,055.118 Class A shares
(representing approximately 97.77% of the Fund's then outstanding Class A shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 78.740 Class B shares (representing approximately 50.23% of the Fund's then outstanding Class B shares).

Matthew L Pantusa, Chesapeake College Student Support Services, TOD-Subject to
STA TOD Rules MD, 410 North Street, Easton MD  21601-3615, which owned 78.003
Class B shares (representing approximately 49.76% of the Fund's then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 9,693.637
Class C shares (representing approximately 54.98% of the Fund's then outstanding Class C shares).

RPSS TR Rollover IRA, FBO Ruth Aranow, 3614 Eastwood Drive, Baltimore, MD
21206-6310, which owned 3,950.609 Class C shares (representing approximately
22.40% of the Fund's then outstanding Class C shares.

NFS LLC FEBO William Rosenthal, Mary Rosenthal, 5450 Whitley Park Terrace Apt
812, Bethesda, MD 20814, which owned 3,906.250 Class C shares (representing approximately 22.15% of the Fund's then outstanding Class C shares).

Oppenheimer Rochester Massachusetts Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 390,107.171 Class A shares
(representing approximately 67.37% of the Fund's then outstanding Class A shares).

Bear Sterns Securities Corp., 1 Metrotech Center North, Brooklyn, NY
11201-3859, which owned 70,871.722 Class A shares (representing approximately
12.23% of the Fund's then outstanding Class A shares).

UBS Financial Services, Inc. FBO Steve Richter, 7 Mallard Lane, Southwick, MA
01077-9386, which owned 2,842.678 Class B shares (representing approximately
25.40% of the Fund's then outstanding Class B shares).

Oppenheimer & Co. Inc. FBO Mrs. Elissa Zonis, 45 Puritan Drive, Quincy, MA
02169, which owned 2,488.434 Class B shares (representing approximately 22.23%
of the Fund's then outstanding Class B shares).

NFS LLC FEBO, Priscilla H. Winters, 80 Trapelo Road, Belmont, MA 02478, which owned 2,144.388 Class B shares (representing approximately 19.16% of the
Fund's then outstanding Class B shares).

UBS Financial Services, Inc. FBO Mr. Leonard Haflich, Ms. Nancy Hafilch
JTWROS, 9 Philip Circle, Granby, MA 01033-9562, which owned 768.141 Class B shares (representing approximately 6.86% of the Fund's then outstanding Class
B shares).

NFS LLC FEBO, Thomas H. Perry, Jane Perry, 1217 Tucker Road, Dartmouth, MA
02747, which owned 10,645.848 Class C shares (representing approximately
37.76% of the Fund's then outstanding Class C shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 6,728.045 Class C shares (representing approximately 23.86% of the
Fund's then outstanding Class C shares).

AG Edwards & Sons, Inc., Thomas R. Paxman & June T. Paxman JTTEN, 1 North
Jefferson, St. Louis, MO 63103, which owned 3,586.147 Class C shares
(representing approximately 12.72% of the Fund's then outstanding Class C shares).

Daniel J. Glesek, 5 Circle Drive, Ipswich, MA 01938-1100, which owned
1,799.177 Class C shares (representing approximately 6.38% of the Fund's then outstanding Class C shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 1,422.508
Class C shares (representing approximately 5.04% of the Fund's then outstanding Class C shares).

Oppenheimer Rochester Michigan Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 596,254.247 Class A shares
(representing approximately 79.36% of the Fund's then outstanding Class A shares).

Gloria J. Ramey, 9061 Sloan Street, Taylor, MI 48180-2708, which owned 425.505
Class B shares (representing approximately 19.08% of the Fund's then outstanding Class B shares).

Primevest Financial Services, (FBO) Cindy M. Nosko, 400 First Street South,
Suite 300, P.O. Box 283, St. Cloud, MN 56302, which owned 351.417 Class B shares (representing approximately 15.76% of the Fund's then outstanding Class
B shares).

Primevest Financial Services, (FBO) Jason L. Garland, 400 First Street South,
Suite 300, P.O. Box 283, St. Cloud, MN 56302, which owned 351.417 Class B shares (representing approximately 15.76% of the Fund's then outstanding Class
B shares).

Primevest Financial Services, (FBO) Matthew C. Geldersma, 400 First Street
South, Suite 300, P.O. Box 283, St. Cloud, MN 56302, which owned 351.417 Class
B shares (representing approximately 15.76% of the Fund's then outstanding
Class B shares).

Primevest Financial Services, (FBO) Michelle D. Weber, 400 First Street South,
Suite 300, P.O. Box 283, St. Cloud, MN 56302, which owned 351.417 Class B shares (representing approximately 15.76% of the Fund's then outstanding Class
B shares).

Helen R. Bonner, 161 West Grixdale, Detroit, MI 48203-4558, which owned
221.288 Class B shares (representing approximately 9.92% of the Fund's then outstanding Class B shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 7,065.757 Class C shares (representing approximately 16.99% of the
Fund's then outstanding Class C shares).

Alfred H. Peterson III & Jane E. Peterson, JT TEN WROS NOT TC, 4879 Canyon
Oaks Drive, Brighton, MI 48114-8619, which owned 3,169.014 Class C shares
(representing approximately 7.62% of the Fund's then outstanding Class C shares).

Raymond James & Associates, Inc., FBO Franklin TR, 880 Carillon Parkway, St.
Petersburg, FL 33716, which owned 2,642.876 Class C shares (representing approximately 6.35% of the Fund's then outstanding Class C shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 2,228.869 Class C shares (representing approximately 5.36% of the
Fund's then outstanding Class C shares).

First Clearing LLC, United Oakwood Providers A Corporation, 26300 Telegraph
Road, Southfield, MI 48034, which owned 2,209.648 Class C shares (representing approximately 5.31% of the Fund's then outstanding Class C shares).

Express Personnel Services, Inc., 2330 44th Street SE, Suite 1A, Kentwood, MI
49508-5000, which owned 2,148.582 Class C shares (representing approximately
5.16% of the Fund's then outstanding Class C shares).

NFS LLC FEBO, Terrence L. Varga TTEE, Terrence L. Varga Revocable Tru, U/A
4/23/01, 2260 Edsel Street, Trenton, MI 48183, which owned 2,130.682 Class C shares, (representing approximately 5.12% of the Fund's then outstanding Class
C shares).

NFS LLC FEBO, Diane L. Varga TTEE, Diane L. Varga Rev Living TR, U/A 2/21/95,
2260 Edsel, Trenton, MI 48183, which owned 2,114.165 Class C shares
(representing approximately 5.08% of the Fund's then outstanding Class C shares).

Oppenheimer Rochester North Carolina Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 250,000.000 Class A shares
(representing approximately 60.78% of the Fund's then outstanding Class A shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 73,612.521 Class A shares (representing approximately 17.89% of the Fund's then outstanding Class A shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 70,678.923 Class A shares (representing approximately 17.18% of the Fund's then outstanding Class A shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 69.444 Class B shares (representing approximately 50.38% of the Fund's then outstanding Class B shares).

Jeffrey M. Gosselin, P.O. Box 1255, U.S.A.F. Academy, CO 80841-1255, which owned 68.399 Class B shares (representing approximately 49.62% of the Fund's then outstanding Class B shares).

Sterne Agee & Leach, Inc., 813 Shades Creek Parkway, Birmingham, AL 35209,
which owned 4,619.099 Class C shares (representing approximately 16.85% of the
Fund's then outstanding Class C shares).

Sterne Agee & Leach, Inc., 813 Shades Creek Parkway, Birmingham, AL 35209,
which owned 3,931.559 Class C shares (representing approximately 14.34% of the
Fund's then outstanding Class C shares).

Sterne Agee & Leach, Inc., 813 Shades Creek Parkway, Birmingham, AL 35209,
which owned 3,123.188 Class C shares (representing approximately 11.39% of the
Fund's then outstanding Class C shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 2,894.55
Class C shares (representing approximately 10.55% of the Fund's then outstanding Class C shares).

Sterne Agee & Leach, Inc., 813 Shades Creek Parkway, Birmingham, AL 35209,
which owned 1,721.763 Class C shares (representing approximately 6.28% of the
Fund's then outstanding Class C shares).

Oppenheimer Rochester Ohio Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 665,137.350 Class A shares
(representing approximately 75.42% of the Fund's then outstanding Class A shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 7,681.399
Class B shares (representing approximately 31.20% of the Fund's then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 7,382.599
Class B shares (representing approximately 29.99% of the Fund's then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 2,991.773
Class B shares (representing approximately 12.15% of the Fund's then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 2,532.854
Class B shares (representing approximately 10.29% of the Fund's then outstanding Class B shares).

First Clearing LLC, Harold D. Ventling & Betty J. Ventling JT TEN, 201 Deer
Cross Lane, Hidden Ravines, which owned 1,568.204 Class B shares (representing approximately 6.37% of the Fund's then outstanding Class B shares).

Robert B Barber & Kimberly L. Barber, JT TEN WROS NOT TC, 4125 Cambridge
Trail, Springfield, OH 45432, which owned 2,725.164 Class C Shares
(representing approximately 24.24% of the Fund's then outstanding Class C shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 1,819.274 Class C shares (representing approximately 16.18% of the
Fund's then outstanding Class C shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 1,332.322 Class C shares (representing approximately 11.85% of the
Fund's then outstanding Class C shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 1,169.420 Class C shares (representing approximately 10.40% of the
Fund's then outstanding Class C shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 1,126.959 Class C shares (representing approximately 10.02% of the
Fund's then outstanding Class C shares).

Jeffrey A. Tobin & Carolyn S. Tobin, JT TEN WROS NOT TC, 15910 Divelbliss
Road, Mount Vernon, OH 43050-9715, which owned 780.025 Class C shares
(representing approximately 6.94% of the Fund's then outstanding Class C shares).

Robert E. Jordan, TOD Janice E. Jordan, Subject to STA TOD Rules OH, 1535 Pole
Lane Road, Marion, OH 43302-8596, which owned 771.720 Class C shares
(representing approximately 6.86% of the Fund's then outstanding Class C shares).

LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121-1968,
which owned 681.018 Class C shares (representing approximately 6.05% of the
Fund's then outstanding Class C shares).

Oppenheimer Rochester Virginia Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 443,611.944 Class A shares
(representing approximately 82.87% of the Fund's then outstanding Class A shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 900.666
Class B shares (representing approximately 63.03% of the Fund's then outstanding Class B shares).

NFS LLC FEBO, Kimberly A. Walker, TOD David Walker Jr., 905 Clauson Road,
Richmond, VA 23227, which owned 448.886 Class B shares (representing approximately 31.41% of the Fund's then outstanding Class B shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way,
Centennial, CO 80112-3924, which owned 79.365 Class B shares (representing approximately 5.55% of the Fund's then outstanding Class B shares).

National Investor Services FBO, 55 Water Street, 32nd Floor, New York, NY
10041, which owned 4,073.024 Class C shares (representing approximately 37.10%
of the Fund's then outstanding Class C shares).

National Investor Services FBO, 55 Water Street, 32nd Floor, New York, NY
10041, which owned 3,937.008 Class C shares (representing approximately 35.86%
of the Fund's then outstanding Class C shares).

First Clearing LLC, Shafqat Ashai And, 4041 Middleburg Lane, Chesapeake, VA
23321-1866, which owned 919.540 Class C shares (representing approximately
8.37% of the Fund's then outstanding Class C shares).

UBS Financial Services, Inc. FBO Diane G. Trujillo, Wayne J. Trujillo JTWROS,
117 Columbus, Stafford, VA 22554-1943, which owned 766.284 Class C shares
(representing approximately 6.98% of the Fund's then outstanding Class C shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 690.509
Class C shares (representing approximately 6.29% of the Fund's then outstanding Class C shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Funds, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the
Funds and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by a Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to each Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of each Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

Portfolio Proxy Voting. Each Fund has adoped Portfolio Proxy Voting Policies and Procedures under which each Fund votes proxies relating to securities
("portfolio proxies") held by each Fund. A Fund's primary consideration in voting portfolio proxies is the financial interests of that Fund and its shareholders. The Funds have retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with each Fund's Portfolio Proxy
Voting Guidelines and to maintain records of such portfolio proxy voting. The
Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Funds and the Manager or the
Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.  The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2)
if such proposal is not specifically addressed in the Guidelines or the
Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o     Each Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
      Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, each Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     Each Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     Each Fund opposes proposals to classify the board of directors or trustees.
o     Each Fund supports proposals to eliminate cumulative voting.
o     Each Fund opposes re-pricing of stock options without shareholder approval.
o     Each Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. Each
      Fund analyzes stock option plans, paying particular attention to their dilutive effect. While each Fund generally supports management proposals, each Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund's Form N-PX filing is available (i) without charge, upon request, by calling a Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager and each Fund. The Manager selects securities for each Fund's portfolio and handles its day-to-day business. Each agreement requires the Manager, at its expense, to provide a Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Fund. Those responsibilities include the compilation and maintenance of records with respect to each Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of each Fund.

      Each Fund pays  expenses not  expressly  assumed by the Manager  under its advisory  agreement.  Each  investment  advisory  agreement  lists  examples  of expenses paid by a Fund. The major categories  relate to interest,  taxes,  fees to  Independent  Trustees,  legal and audit  expenses,  custodian  and  transfer agent expenses,  share issuance costs,  certain printing and registration costs, brokerage commissions,  and non-recurring expenses,  including litigation costs.
The  management  fees paid by a Fund to the Manager are  calculated at the rates described  in the  Prospectus,  which are  applied  to the assets of a Fund as a whole.  The fees are  allocated  to each class of shares based upon the relative proportion  of a Fund's net assets  represented  by that  class.  Each Fund is a new fund that has not yet completed  its first fiscal year,  therefore the Funds have  paid no  management  fees to the  Manager  under the  investment  advisory agreement the last three years.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss a Fund sustains in connection with matters to which the agreement relates.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to a Fund, the Manager may withdraw a Fund's right to use the name "Oppenheimer" as part of its name.

Portfolio Managers. Each Fund's portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott Cottier,
Troy Willis, Mark DeMitry, Marcus Franz and Michael Camarella  (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of each Fund's investments.

     Other Accounts Managed.  In addition to managing each Fund's investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and
Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of October 31, 2006.  No account has a performance-based advisory fee:

   -------------------------------------------------------------------------------
   Portfolio Manager RegisteredTotal      Other        Total    Other   Total
                                                     Assets in
                               Assets in               Other
                               Registered Pooled      Pooled             Assets
                     InvestmentInvestment InvestmentInvestment          in Other
                     Companies Companies  Vehicles   Vehicles   AccountsAccounts
                      Managed  Managed(1)  Managed  Managed(1)  Managed Managed(2)
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------
    Ronald  H.          17     $29,129.6    None      None       None    None
    Fielding
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------
    Daniel G.           17     $29,129.6    None      None       None    None
    Loughran
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------
    Scott Cottier       17     $29,129.6    None      None       None    None
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------
    Troy Willis         17     $29,129.6    None      None       None    None
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------
    Mark DeMitry        17     $29,129.6    None      None       None    None
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------
    Marcus Franz        17     $29,129.6    None      None       None    None
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------
    Michael             17     $29,129.6    None      None       None    None
    Camarella
   -------------------------------------------------------------------------------
     1.  In millions.
     2.  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
      As indicated above, the Portfolio Managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Funds.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, each Fund's investment objectives and strategies.  For example the
Portfolio Managers may need to allocate investment opportunities between a
Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by a Fund named in this
SAI.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of a Fund named in this SAI, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including these Funds, fairly and equitably, and are designed to preclude the
Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Funds' Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Funds, or they may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Managers.  The Funds' Portfolio Managers
are employed and compensated by the Manager, not the Funds. Under the
Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors.  The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of
October 31, 2006, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to each Fund is the respective state's Lipper - Municipal Debt Funds category.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The
Portfolio Managers' compensation is not based on the total value of each
Fund's portfolio assets, although each Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between a Fund and other funds managed by the Portfolio Managers.  The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Funds, described above.

            Ownership of Fund Shares.  As of October 31, 2006, none of the
Portfolio Managers beneficially owned any shares of the Funds.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange for the portfolio transactions for each Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect each Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers", as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the
Funds to obtain, at reasonable expense, the "best execution" of each Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for each Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to each Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.  The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The
Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by a Fund are in principal transactions at net prices (i.e., without commissions). Each Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.
Therefore, a Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis.  In that situation, a Fund would incur a brokerage commission.

      Other funds advised by the Manager have investments policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the funds' respective net asset size and other factors, including the funds' cash flow requirements, investment policies and guidelines and capacity.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Funds'
Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect each Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of Fund shares when allocating each Fund's portfolio transactions, and (2) a Fund, the
Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund and to one or more of the advisory accounts of the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i)
the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii)
the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in each Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Funds about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      Because the Funds are new and have not completed their first fiscal year, no brokerage fees were paid to any broker during the last three years.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with each Fund, the
Distributor acts as a Fund's principal underwriter in the continuous public offering of each Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

Because the Fund's have not yet completed their first fiscal year, no compensation was paid to the Distributor during the last three years.

    Distribution and Service Plans. Each Fund has adopted a Service Plan for
Class A shares and Distribution and Service Plans for Class B and Class C
shares under Rule 12b-1 of the Investment Company Act. Under those plans each
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from a Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of a Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to a Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Funds' Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of each Fund automatically convert into Class A shares 72 months after purchase, each Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Funds shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Funds who are not "interested persons" of the Funds are committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from each Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about each Fund, assisting in establishing and maintaining accounts in each Fund, making each Fund's investment plans available and providing other services at the request of each
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class
A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the
Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed
0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The
Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by each Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class
C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. Each Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky"
         registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and
         Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund,
         and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      During a calendar year, the Distributor's actual expenses in selling
Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the
Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. If the Class B or Class C plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan

      All payments under the plans are subject to the limitations imposed by the Conduct Rules of the NASD on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from each Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI.
Additionally, the Manager and/or the Distributor (including their affiliates)
may make payments to financial intermediaries in connection with their offering and selling shares of each Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of each
Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor.
The payments to intermediaries vary by the types of product sold, the features of a Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by each Fund, or by an investor buying or selling shares of a Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the
              Distributor to financial intermediaries as sales commissions (see
              "About Your Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under each Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
              Company Act, which are paid from each Fund's assets and allocated to the class of shares to which the plan relates (see "About the
              Funds -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
              Distributor for expenses they incur on behalf of a Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by a Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by each Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Funds or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
              self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Funds or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Funds or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend a Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the
Funds' prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from a Fund, the Manager or the
Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Funds or other Oppenheimer funds, a financial intermediary's sales of shares of a Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for a Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for each
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2005, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

  ===============================================================================
  Advantage Capital Corp./Financial       Advest, Inc.
  Services Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Aegon USA                               Aetna Retirement Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  A.G. Edwards & Sons, Inc.               AIG Life
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Allianz Life Insurance Company          Allmerica Financial Life Insurance
                                          and Annuity Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Allstate Financial Advisors             American Enterprise Life Insurance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  American General Securities, Inc.       American General Annuity
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Ameriprise Financial Services, Inc.     American Portfolio Financial
                                          Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Ameritas Life Insurance Corporation     Annuity Investors Life
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Associated Securities                   AXA Advisors
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Banc One Securities Corp.               BNY Investment Center, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Cadaret Grant & Co. Inc.                Charles Schwab - Great West Life
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Chase Investment Services Corp.         CitiCorp Investment Services, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citigroup Global Markets, Inc. (SSB)    CitiStreet
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Citizens Bank of Rhode Island           CJM Planning Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Columbus Life Insurance Company         Commonwealth Financial Network
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  CUNA Brokerage Services, Inc.           CUSO Financial Services, L.P.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Federal Kemper Life Assurance Company   Financial Network (ING)
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  First Global Capital                    GE Financial Assurance - GE Life &
                                          Annuity
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Glenbrook Life and Annuity Co.          Hartford
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  HD Vest                                 HSBC Brokerage (USA) Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  ING Financial Advisers                  ING Financial Partners
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Jefferson Pilot Life Insurance Company  Jefferson Pilot Securities Corp.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  John Hancock Life Insurance Co.         Kemper Investors Life Insurance Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Legend Equities Corp.                   Legg Mason
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Lincoln Benefit Life                    Lincoln Financial
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Lincoln Investment Planning, Inc.       Lincoln National Life
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Linsco Private Ledger                   MassMutual Financial Group and
                                          affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  McDonald Investments, Inc.              Merrill Lynch & Co. and affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  MetLife and affiliates                  Minnesota Life Insurance Company
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Mony Life Insurance Co.                 Morgan Stanley Dean Witter, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Multi-Financial (ING)                   Mutual Service Corporation
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  National Planning Holdings, Inc.        Nationwide and affiliates
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  NFP                                     New York Life Securities, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Park Avenue Securities LLC              PFS Investments, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Prime Capital Services, Inc.            Primevest Financial Services, Inc.
                                          (ING)
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Protective Life Insurance Co.           Prudential Investment Management
                                          Services LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Raymond James & Associates              Raymond James Financial Services
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  RBC Dain Rauscher Inc.                  Royal Alliance
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Securities America Inc.                 Security Benefit Life Insurance Co.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Sentra Securities                       Signator Investments
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Sun Life Assurance Company of Canada    SunAmerica Securities, Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  SunTrust Securities                     Thrivent
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Travelers Life & Annuity Co., Inc.      UBS Financial Services Inc.
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Union Central Life Insurance Company    United Planners
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Valic Financial Advisors, Inc.          Wachovia Securities LLC
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Walnut Street Securities (Met Life      Waterstone Financial Group
  Network)
  -------------------------------------------------------------------------------
  -------------------------------------------------------------------------------
  Wells Fargo Investments, LLC
  ===============================================================================

      For the year ended December 31, 2005, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

ABN AMRO Financial Services Inc.      ACS HR Solutions LLC
Administrative Management Group       ADP Broker/Dealer Inc.
Aetna Financial Services              Alliance Benefit Group
American Stock Transfer & Trust Co    Ameriprise Financial Services, Inc.
Baden Retirement Plan Services LLC    Banc One Securities Corp.
BCG Securities                        Benefit Administration Company LLC
Benefit Administration Inc.           Benefit Plans Administrative
                                      Services
Benetech Inc.                         Bisys Retirement Services
Boston Financial Data Services Inc.   Ceridian Retirement Plan Services
Charles Schwab & Co Inc.              Charles Schwab Trust Company
Circle Trust Company                  Citigroup Global Markets Inc.
CitiStreet                            City National Bank
Columbia Funds Distributor Inc.       CPI Qualified Plan Consultants Inc.
Daily Access.Com Inc.                 Digital Retirement Solutions
DST Systems Inc.                      Dyatech LLC
Edgewood/Federated Investments        ERISA Administrative Services Inc.
Expert Plan Inc.                      FASCorp
FBD Consulting Inc.                   Fidelity Institutional Operations
                                      Co.
Fidelity Investments                  First National Bank of Omaha
First Trust Corp.                     First Trust-Datalynx
Franklin Templeton                    Geller Group LTD
GoldK Inc.                            Great West Life & Annuity Ins Co.
Hartford Life Insurance Co            Hewitt Associates LLC
ICMA-RC Services LLC                  Independent Plan Coordinators Inc.
ING                                   Ingham Group
Interactive Retirement Systems        Invesco Retirement Plans
Invesmart                             InWest Pension Management
John Hancock Life Insurance Co.       JPMorgan Chase & Co
JPMorgan Chase Bank                   July Business Services
Kaufman & Goble                       Leggette & Company Inc.
Lincoln National Life                 MassMutual Financial Group and
                                      affiliates
Matrix Settlement & Clearance         Mellon HR Solutions
Services
Mercer HR Services                    Merrill Lynch & Co., Inc.
Metavante 401(k) Services             Metlife Securities Inc.
MFS Investment Management             Mid Atlantic Capital Corp.
Milliman Inc.                         Morgan Stanley Dean Witter Inc.
National City Bank                    National Financial Services Corp.
Nationwide Investment Service Corp.   New York Life Investment Management
Northeast Retirement Services         Northwest Plan Services Inc.
Pension Administration and Consulting PFPC Inc.
Plan Administrators Inc.              PlanMember Services Corporation
Princeton Retirement Group Inc.       Principal Life Insurance Co
Programs for Benefit Plans Inc.       Prudential Retirement Insurance &
                                      Annuity Co
Prudential Retirement Services        PSMI Group
Putnam Investments                    Quads Trust Company
RSM McGladrey Retirement Resources    SAFECO
Standard Insurance Co                 Stanley Hunt DuPree Rhine
Stanton Group Inc.                    State Street Bank & Trust
Strong Capital Management Inc.        Symetra Investment Services Inc.
T Rowe Price Associates               Taylor Perky & Parker LLC
Texas Pension Consultants             The 401(K) Company
The Chicago Trust Company             The Retirement Plan Company LLC
The Vanguard Group                    TruSource
Unified Fund Services Inc.            Union Bank & Trust Co. (Nebraska)
USI Consulting Group (CT)             Valic Retirement Services Co
Wachovia Bank NA                      Web401k.com
Wells Fargo Bank NA                   Wilmington Trust Company
WySTAR Global Retirement Solutions

Performance of the Funds

Explanation of Performance Terminology. Each Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value" and
"total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show each Fund's performance as of each Fund's most recent fiscal year end. Each Fund's first fiscal year will not occur until March 31, 2007. You can obtain current performance information by calling the Funds' Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      Each Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of that Fund.

      Use of standardized performance calculations enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in a Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     A Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in a Fund is not insured by the FDIC or any other government agency.
o     The principal value of each Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of each Fund are affected by market conditions, the quality of each Fund's investments, the maturity of those investments, the types of investments each Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. Each Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from each Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = [(2a-b +1)(6) -1]
                         cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

   The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of each Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. Each Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

   Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class
C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by each Fund's tax-equivalent yield. It adjusts each Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of a Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of each Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of each Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield  may be used to  compare  the  tax  effects  of income  derived  from a Fund with income  from  taxable  investments  at the tax rates  stated.  Your tax bracket is determined by your federal and state taxable
income  (the  net  amount   subject  to  federal  and  state  income  tax  after
deductions and exemptions).

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years).
An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. Each Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by a Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD l/n       Distributions)
 P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by a Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years
("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

            - 1  = Average Annual Total Return (After Taxes on Distributions
ATVDR l/n        and Redemptions)
 P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time a Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons. Each Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. Each
Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Funds may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment styles. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time a Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. Each Fund is ranked among its respective state's rating category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time each Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of each Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on each Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, a Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, each Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time each Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, a Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Funds. Appendix D contains more information about the special sales charge arrangements offered by the Funds, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

      When you purchase shares of a Fund, your ownership interest in the shares of that Fund will be recorded as a book entry on the records of that
Fund. Each Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the
Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day a Fund receives Federal
Funds for the purchase through the ACH system before the close of the New York
Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by a Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The
Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix D to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

------------------------------------------------------------------------------------
Oppenheimer AMT-Free Municipals            Oppenheimer Main Street Small Cap Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer AMT-Free New York Municipals   Oppenheimer MidCap Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer Balanced Fund                  Oppenheimer New Jersey Municipal Fund
------------------------------------------------------------------------------------
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Oppenheimer California Municipal Fund      Oppenheimer Pennsylvania Municipal Fund
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                                           Oppenheimer Principal Protected Main
Oppenheimer Capital Appreciation Fund      Street Fund
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                                           Oppenheimer Principal Protected Main
Oppenheimer Capital Income Fund            Street Fund II
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                                           Oppenheimer Principal Protected Main
Oppenheimer Champion Income Fund           Street Fund III
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Oppenheimer Convertible Securities Fund    Oppenheimer Quest Balanced Fund
------------------------------------------------------------------------------------
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                                           Oppenheimer Quest Capital Value Fund,
Oppenheimer Core Bond Fund                 Inc.
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                                           Oppenheimer Quest International Value
Oppenheimer Developing Markets Fund        Fund, Inc.
------------------------------------------------------------------------------------
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Oppenheimer Discovery Fund                 Oppenheimer Quest Opportunity Value Fund
------------------------------------------------------------------------------------
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Oppenheimer Dividend Growth Fund           Oppenheimer Quest Value Fund, Inc.
------------------------------------------------------------------------------------
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Oppenheimer Emerging Growth Fund           Oppenheimer Real Asset Fund
------------------------------------------------------------------------------------
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Oppenheimer Emerging Technologies Fund     Oppenheimer Real Estate Fund
------------------------------------------------------------------------------------
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                                           Oppenheimer Rochester Arizona Municipal
Oppenheimer Enterprise Fund                Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                           Oppenheimer Rochester Maryland
Oppenheimer Equity Fund, Inc.              Municipal Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                           Oppenheimer Rochester Massachusetts
Oppenheimer Global Opportunities Fund      Municipal Fund
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                                           Oppenheimer Rochester Michigan
Oppenheimer Gold & Special Minerals Fund   Municipal Fund
------------------------------------------------------------------------------------
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                                           Oppenheimer Rochester Minnesota
Oppenheimer Growth Fund                    Municipal Fund
------------------------------------------------------------------------------------
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                                           Oppenheimer Rochester National
Oppenheimer International Bond Fund        Municipals
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                           Oppenheimer Rochester North Carolina
Oppenheimer International Diversified Fund Municipal Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                           Oppenheimer Rochester Ohio Municipal
Oppenheimer International Growth Fund      Fund
------------------------------------------------------------------------------------
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Oppenheimer International Small Company    Oppenheimer Rochester Virginia
Fund                                       Municipal Fund
------------------------------------------------------------------------------------
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Oppenheimer International Value Fund       Oppenheimer Select Value Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer Limited Term California
Municipal Fund                             Oppenheimer Senior Floating Rate Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund   Oppenheimer Strategic Income Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer Limited Term Municipal Fund    Oppenheimer U.S. Government Trust
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer Main Street Fund               Oppenheimer Value Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer Main Street Opportunity Fund   Limited-Term New York Municipal Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                           Rochester Fund Municipals
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                                           Oppenheimer Portfolio Series
                                               Active Allocation Fund
                                               Aggressive Investor Fund
                                               Conservative Investor Fund
                                               Moderate Investor Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
And the following money market funds:
------------------------------------------------------------------------------------
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Oppenheimer Cash Reserves                  Centennial Money Market Trust
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Oppenheimer Money Market Fund, Inc.        Centennial New York Tax Exempt Trust
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Centennial CaliforniaTax Exempt Trust      Centennial Tax Exempt Trust
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Centennial Government Trust
------------------------------------------------------------------------------------

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of a Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A,
Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash Reserves on
which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the
"Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this SAI and the application used for a Letter. If those terms are amended, as they may be from time to time by a Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in  escrow  for  purchases  of shares of the Funds and other  Oppenheimer funds by  OppenheimerFunds  prototype
401(k)  plans under a Letter.  If the  intended  purchase  amount under a Letter entered into by an  OppenheimerFunds  prototype  401(k) plan is not purchased by the  plan by the end of the  Letter  period,  there  will  be no  adjustment  of concessions  paid to the  broker-dealer  or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

   1.    Out of the initial purchase (or subsequent purchases if necessary)
   made pursuant to a Letter, shares of a Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is
   $50,000, the escrow shall be shares valued in the amount of $2,500
   (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

   2.    If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

   3.    If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the
   Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

   4.    By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

   6.    Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of a
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Funds shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
Each Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for a Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of a Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the
Distributor will do so. A Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and
Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and
Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions that sell shares of the Funds. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class
C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange,
Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

      |X|   Allocation of Expenses. Each Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of a Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in September.

      Listed below are certain cases in which each Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all
      Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
      Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
      Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan
      programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.
..
      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

o     Each Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of a Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

      Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because each Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      ?  Securities Valuation. The Funds' Board of Trustees has established procedures for the valuation of each Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Funds' Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Funds' Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid"
and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
NASDAQ(R), as applicable, as determined by a pricing service approved by the
Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the
"bid" price if no "asked" price is available.

      When a Fund writes an option, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining a Fund's gain on investments, if a call or put written by a Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, that Fund has a gain in the amount of the premium. If a Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount that Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Funds' custodian bank is not open for business on a day when a Fund would normally authorize the wire to be made, which is usually each Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which a Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of a Fund or any of the other Oppenheimer funds into which shares of the Funds are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class
C shares. Each Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of a
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of each Fund may determine that it would be detrimental to the best interests of the remaining shareholders of that Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      Each Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of a Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method each Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Funds' Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the
Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is a Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of a Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Funds cannot guarantee receipt of a payment on the date requested.
Each Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix D to this SAI).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by each Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      ?  Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of a Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this SAI.

      ?  Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Funds nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of a
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of each Fund.
Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of each Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the
Funds. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. Each Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or a
Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Funds, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund   Oppenheimer Rochester Arizona Municipal
                                          Fund
   Oppenheimer AMT-Free Municipals        Oppenheimer Rochester Maryland
                                          Municipal Fund
   Oppenheimer AMT-Free New York          Oppenheimer Rochester Massachusetts
   Municipals                             Municipal Fund
   Oppenheimer California Municipal Fund  Oppenheimer Rochester Michigan
                                          Municipal Fund
   Oppenheimer International Value Fund   Oppenheimer Rochester Minnesota
                                          Municipal Fund
   Oppenheimer Limited Term California    Oppenheimer Rochester National
   Municipal Fund                         Municipals
   Oppenheimer Limited Term Municipal     Oppenheimer Rochester North Carolina
   Fund                                   Municipal Fund
   Oppenheimer Money Market Fund, Inc.    Oppenheimer Rochester Ohio Municipal
                                          Fund
   Oppenheimer New Jersey Municipal Fund  Oppenheimer Rochester Virginia
                                          Municipal Fund
   Oppenheimer Pennsylvania Municipal     Oppenheimer Senior Floating Rate Fund
   Fund
   Oppenheimer Principal Protected Main   Rochester Fund Municipals
   Street Fund

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer AMT-Free New York Municipals Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Balanced Fund                Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer California Municipal Fund    Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Capital Income Fund          Oppenheimer Rochester Arizona Municipal
                                            Fund
   Oppenheimer Cash Reserves                Oppenheimer Rochester Maryland Municipal
                                            Fund
   Oppenheimer Champion Income Fund         Oppenheimer Rochester Massachusetts
                                            Municipal Fund
   Oppenheimer Convertible Securities Fund  Oppenheimer Rochester Michigan Municipal
                                            Fund
   Oppenheimer Dividend Growth Fund         Oppenheimer Rochester Minnesota
                                            Municipal Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Rochester National Municipals
   Oppenheimer Limited Term California      Oppenheimer Rochester North Carolina
   Municipal Fund                           Municipal Fund
   Oppenheimer Limited Term Municipal Fund  Oppenheimer Rochester Ohio Municipal Fund
   Oppenheimer New Jersey Municipal Fund    Oppenheimer Rochester Virginia Municipal
                                            Fund
   Oppenheimer Pennsylvania Municipal Fund  Oppenheimer Senior Floating Rate Fund
                                            Oppenheimer Small- & Mid- Cap Value Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only  offers  Class A and Class Y shares.
o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
      Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund II
      until after the expiration of the warranty period (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund III
      until after the expiration of the warranty period (12/16/2011).
o     Class A, Class B, Class C and Class N shares of each of Oppenheimer
      Developing Markets Fund and Oppenheimer International Small Company Fund
      may be acquired by exchange only with a minimum initial investment of
      $50,000.  An existing shareholder of each fund may make additional exchanges into that fund with as little as $50.

      Each Fund may amend, suspend or terminate the exchange privilege at any time. Although each Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Oppenheimer
Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the
Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer
Senior Floating Rate Fund acquired in that exchange will be subject to the
Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if
they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Limited Term California
Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer
Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the
Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. Each Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each
Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to a Fund, each Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Funds, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Each Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor a Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within a Fund's investment parameters, however. Each Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and each Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of each Fund's portfolio, and expenses borne by a Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of a Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting a Fund and its shareholders.

      The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

      If a Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions.  That qualification enables a
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.  Each Fund intends to qualify as a regulated investment company in its current fiscal year and in future years, but reserves the right not to qualify.  The Internal Revenue Code contains a number of complex tests to determine whether a Fund qualifies. One or more
Funds might not meet those tests in a particular year.  If a Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders.  In such an instance, all of the Fund's distributions from earnings and profits to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to 2011) and the dividends-received deduction for corporate shareholders.  However, distributions of income derived from tax-exempt municipal securities would no longer qualify for treatment as exempt-interest dividends.

      To qualify as a regulated investment company, each Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year.  Each Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by a
Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      Each Fund also must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies , net income from qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources) and certain other income.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers.  As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer.  No more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S.
government securities and securities of other regulated investment companies), of two or more issuers (other than regulated investment companies) that the
Fund controls and that are engaged in the same or similar trades or businesses, or of one or more qualified publicly-traded partnerships.  For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies.  Under the Internal Revenue
Code, by December 31 each year, each Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year.  If it does not, a
Fund must pay an excise tax on the amounts not distributed.  It is presently anticipated that each Fund will meet these requirements.  To meet these requirements in certain circumstances a Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for a
Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.  The distribution requirement applies to only taxable income of the Funds, and therefore, may have little effect because it is anticipated that most of the
Funds' income will be tax-exempt.

Taxation of Fund Distributions.  Distributions by a Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).
Each Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue
Code).  Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder
(assuming the shares are held as a capital asset).  The Funds' dividends will not be eligible for the dividends-received deduction for corporations.
Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      Exempt-Interest Dividends.  Each Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay
"exempt-interest dividends" to its shareholders.  To qualify, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's total assets must consist of obligations described in Section 103(a) of the Internal
Revenue Code, as amended.  Dividends that are derived from net interest income earned by a Fund on tax-exempt municipal securities and designated as
"exempt-interest dividends" in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes.
To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Each Fund will allocate interest from tax-exempt municipal securities
(as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC).  The percentage of each distribution with respect to a taxable year of a Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year.  This percentage normally will be designated after the close of the taxable year.

      Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.  Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as a Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to
exempt-interest dividends.   Shareholders receiving Social Security or
railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

      A portion of the exempt-interest dividends paid by a Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders.  Income on certain private activity bonds issued after
August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations.  "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities.  The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by each
Fund.

      In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income.
Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by a Fund.

      Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person"
under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by a
Fund.

      Ordinary Interest Dividends.  A shareholder receiving a dividend from income earned by a Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:

         (1)certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

         (2)income from securities loans;

         (3)income or gains from options or futures;

         (4)any net short-term capital gain; and

         (5)any market discount accrual on tax-exempt bonds.

      Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011.  Under these rules, a portion of ordinary income dividends constituting "qualified dividend income," when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates.  However, to the extent a Fund's distributions are derived from income on debt securities, they will not be qualified dividend income.  Consequently, a Fund's ordinary income dividends generally will not be eligible for taxation at the reduced rate.

      Capital Gains.  Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.  The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

      If a Fund elects to retain its net capital gain, that Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to its shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid.  In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder's tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder's shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

      Backup withholding.  Each Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or
(3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).
Any tax withheld by a Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.  Backup withholding is not an additional tax.  Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

      Tax Effects of Redemptions of Shares.  If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares
(including tax basis arising from reinvestment of dividends).  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption  (including purchases through the reinvestment of dividends).
In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of
Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased)
to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege.  Instead, such sales charge will be treated as an amount paid for the new shares.

      In general, any gain or loss arising from the redemption of shares of a
Fund will be considered capital gain or loss, if the shares were held as a capital asset.  It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.  Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the
Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by a Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed IRS Form W-8BEN or substitute form.  The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by a Fund is remitted by the
Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the
IRS.

      If the ordinary income dividends from a Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. withholding tax described above provided the
Fund obtains a properly completed and signed IRS Form W-8ECI or substitute form.  Exempt-interest dividends as well as ordinary income dividends paid by a Fund would be included in the earnings and profits of a foreign corporation for purposes of the branch profits tax on dividend equivalent amounts.

      If a foreign person fails to provide a certification of foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares under the backup withholding provisions.  Any tax withheld (in this situation) by a Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of each Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above.  Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment.  Otherwise the shareholder first must obtain a prospectus for that und and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Funds

The Distributor. The Funds' shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Funds'
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Funds' Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Funds'
shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Funds'
portfolio securities and handling the delivery of such securities to and from the Funds. It is the practice of the Funds to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Funds' cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the
Independent Registered Public Accounting Firm for the Funds. They audit the
Funds' financial statements and perform other related audit services. They also act as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

            Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Oppenheimer Rochester Arizona
Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund, Oppenheimer
Rochester Maryland Municipal Fund, Oppenheimer Rochester Massachusetts
Municipal Fund, Oppenheimer Rochester North Carolina Municipal Fund, and
Oppenheimer Rochester Virginia Municipal Fund:

We have audited the accompanying statements of assets and liabilities of
Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Minnesota
Municipal Fund, Oppenheimer Rochester Maryland Municipal Fund, Oppenheimer
Rochester Massachusetts Municipal Fund, Oppenheimer Rochester North Carolina
Municipal Fund, and Oppenheimer Rochester Virginia Municipal Fund
(collectively "the Funds"), as of May 31, 2006 and the related statements of operations and changes in net assets for the period from March 22, 2006 through May 31, 2006. These financial statements are the responsibility of the
Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Arizona
Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund, Oppenheimer
Rochester Maryland Municipal Fund, Oppenheimer Rochester Massachusetts
Municipal Fund, Oppenheimer Rochester North Carolina Municipal Fund, and
Oppenheimer Rochester Virginia Municipal Fund as of May 31, 2006, and the
results of their operations and changes in their net assets for the period from March 22, 2006 through May 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                    KPMG LLP
Denver, Colorado
June 19, 2006

                  Oppenheimer Rochester Arizona Municipal Fund
                       Statement of Assets and Liabilities
                                  May 31, 2006

ASSETS:                                            Composite
Cash
                                                    $
Receivable from Adviser                            102,000
                                                   -----------
Total Assets
                                                       14,500
                                                      116,500

LIABILITIES:
Payable for organization and initial offering
costs                                              14,500
                                                   -----------
Net Assets                                           $102,000
                                                   ===========

COMPOSITION OF NET ASSETS

                                                   $
Par value of shares of beneficial interest         7

Additional paid-in capital                         101,993
                                                   -----------
Net Assets                                          $
                                                   102,000

NET ASSETS-                                         Class A    Class B   Class C
                                                     $100,000    $1,000    $1,000
Shares of Beneficial Interest Outstanding,
$0.001 par value, unlimited shares authorized
                                                   7,246.38   72.46     72.46
NET ASSET VALUE PER SHARE (net assets divided
by shares of beneficial interest of Class A, B      $
and C, respectively)                               13.80       $ 13.80   $ 13.80

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering        $
price for Class A shares)                          14.49

See accompanying Notes to Financial Statements

               Oppenheimer Rochester Arizona Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

INVESTMENT INCOME:                             $                -
                                              -------------------------

EXPENSES:
Organizational and initial offering
costs                                                 14,500
                                              -------------------------

Less: Reimbursement of expenses by the
Adviser                                             (14,500)

NET INVESTMENT INCOME                          $             -
                                              =========================

See accompanying Notes to Financial
Statements

               Oppenheimer Rochester Arizona Municipal Fund
                    Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

Operations
Net Investment Income                                $          -
                                                    ------------------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                                 100,000
Class B                                                     1,000
Cass C                                                      1,000
                                                    ------------------------

Net Assets
Total Increase                                          102,000
Beginning of Period                                              -
                                                    ------------------------

End of Period                                        $ 102,000

See accompanying Notes to Financial
Statements

                 Oppenheimer Rochester Minnesota Municipal Fund
                       Statement of Assets and Liabilities
                                  May 31, 2006

                                                   Composite
ASSETS:
                                                    $
Cash                                                  102,000

Receivable from Adviser                            14,500
                                                   -----------
Total Assets                                          116,500

LIABILITIES:
Payable for organization and initial offering
costs                                              14,500
                                                   -----------
Net Assets                                           $102,000
                                                   ===========

COMPOSITION OF NET ASSETS

                                                   $
Par value of shares of beneficial interest         8

Additional paid-in capital                         101,992
                                                   -----------
Net Assets                                          $
                                                   102,000

                                                   Class A    Class B   Class C
NET ASSETS-                                         $100,000   $1,000    $1,000

Shares of Beneficial Interest Outstanding,
$0.001 par value, unlimited shares authorized       7,352.94    73.53     73.53

NET ASSET VALUE PER SHARE (net assets divided
by shares of beneficial interest of Class A, B      $
and C, respectively)                               13.60       $ 13.60   $ 13.60

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering       $
price for Class A shares)                          14.28

See accompanying Notes to Financial Statements

              Oppenheimer Rochester Minnesota Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

                                                $
INVESTMENT INCOME:                              -
                                                -------------------

EXPENSES:
Organizational and initial offering
costs                                                   14,500
                                                -------------------

Less: Reimbursement of expenses by the Adviser        (14,500)

                                                 $
NET INVESTMENT INCOME                           -
                                                ===================

See accompanying Notes to Financial Statements

            Oppenheimer Rochester Minnesota Municipal Fund
                  Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May
                               31, 2006

Operations
Net Investment Income                                   $          -
                                                       -----------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                                    100,000
Class B                                                        1,000
Cass C                                                         1,000
                                                       -----------------

Net Assets                                                  102,000

Total Increase                                         -

Beginning of Period                                    -
                                                       -----------------

End of Period                                              102,000

See accompanying Notes to Financial
Statements

                  Oppenheimer Rochester Maryland Municipal Fund
                       Statement of Assets and Liabilities
                                  May 31, 2006

                                                   Composite
ASSETS:
                                                    $
Cash                                                  102,000

Receivable from Adviser                            14,500
                                                   -----------
Total Assets                                          116,500

LIABILITIES:
Payable for organization and initial offering
costs                                              14,500
                                                   -----------
Net Assets                                           $102,000
                                                   ===========

COMPOSITION OF NET ASSETS

                                                   $
Par value of shares of beneficial interest         8

Additional paid-in capital                         101,992
                                                   -----------
Net Assets                                          $
                                                   102,000

                                                   Class A    Class B   Class C
NET ASSETS-                                         $100,000   $1,000    $1,000

Shares of Beneficial Interest Outstanding,
$0.001 par value, unlimited shares authorized       7,874.02    78.74     78.74

NET ASSET VALUE PER SHARE (net assets divided
by shares of beneficial interest of Class A, B      $
and C, respectively)                               12.70       $ 12.70   $ 12.70

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering       $
price for Class A shares)                          13.33

See accompanying Notes to Financial Statements

              Oppenheimer Rochester Maryland Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

INVESTMENT INCOME:                             $             -
                                              -------------------------

EXPENSES:
Organizational and initial offering
costs                                                 14,500
                                              -------------------------

Less: Reimbursement of expenses by the
Adviser                                             (14,500)

NET INVESTMENT INCOME                          $             -
                                              =========================

See accompanying Notes to Financial
Statements

               Oppenheimer Rochester Maryland Municipal Fund
                    Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

Operations
Net Investment Income                                $          -
                                                    ------------------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                                 100,000
Class B                                                     1,000
Cass C                                                      1,000
                                                    ------------------------

Net Assets
Total Increase                                          102,000
Beginning of Period                                              -
                                                    ------------------------

End of Period                                        $ 102,000

See accompanying Notes to Financial
Statements

               Oppenheimer Rochester Massachusetts Municipal Fund
                       Statement of Assets and Liabilities
                                  May 31, 2006

                                                   Composite
ASSETS:
                                                    $
Cash                                                  102,000

Receivable from Adviser                            14,500
                                                   -----------
Total Assets                                          116,500

LIABILITIES:
Payable for organization and initial offering
costs                                              14,500
                                                   -----------
Net Assets                                           $102,000
                                                   ===========

COMPOSITION OF NET ASSETS

                                                   $
Par value of shares of beneficial interest         7

Additional paid-in capital                         101,993
                                                   -----------
Net Assets                                          $
                                                   102,000

                                                   Class A    Class B   Class C
NET ASSETS-                                         $100,000   $1,000    $1,000

Shares of Beneficial Interest Outstanding,
$0.001 par value, unlimited shares authorized       7,299.27    72.99     72.99

NET ASSET VALUE PER SHARE (net assets divided
by shares of beneficial interest of Class A, B      $
and C, respectively)                               13.70       $ 13.70   $ 13.70

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering        $
price for Class A shares)                          14.38

See accompanying Notes to Financial Statements

            Oppenheimer Rochester Massachusetts Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

INVESTMENT INCOME:                             $             -
                                              -------------------------

EXPENSES:
Organizational and initial offering
costs                                                 14,500
                                              -------------------------

Less: Reimbursement of expenses by the
Adviser                                             (14,500)

NET INVESTMENT INCOME                          $             -
                                              =========================

See accompanying Notes to Financial
Statements

            Oppenheimer Rochester Massachusetts Municipal Fund
                    Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

Operations
Net Investment Income                                $          -
                                                    ------------------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                                 100,000
Class B                                                     1,000
Cass C                                                      1,000
                                                    ------------------------

Net Assets
Total Increase                                          102,000
Beginning of Period                                              -
                                                    ------------------------

End of Period                                        $ 102,000

See accompanying Notes to Financial
Statements

               Oppenheimer Rochester North Carolina Municipal Fund
                       Statement of Assets and Liabilities
                                  May 31, 2006

                                                   Composite
ASSETS:
                                                    $
Cash                                                  102,000

Receivable from Adviser                            14,500
                                                   -----------
Total Assets                                          116,500

LIABILITIES:
Payable for organization and initial offering
costs                                              14,500
                                                   -----------
Net Assets                                           $102,000
                                                   ===========

COMPOSITION OF NET ASSETS

                                                   $
Par value of shares of beneficial interest         7

Additional paid-in capital                         101,993
                                                   -----------
Net Assets                                          $
                                                   102,000

                                                   Class A    Class B   Class C
NET ASSETS-                                         $100,000   $1,000    $1,000

Shares of Beneficial Interest Outstanding,
$0.001 par value, unlimited shares authorized       6,944.44    69.44     69.44

NET ASSET VALUE PER SHARE (net assets divided
by shares of beneficial interest of Class A, B      $
and C, respectively)                               14.40       $ 14.40   $ 14.40

                                                    $
                                                   15.12
MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering
price for Class A shares)

See accompanying Notes to Financial Statements

           Oppenheimer Rochester North Carolina Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

INVESTMENT INCOME:                             $             -
                                              -------------------------

EXPENSES:
Organizational and initial offering
costs                                                 14,500
                                              -------------------------

Less: Reimbursement of expenses by the
Adviser                                             (14,500)

NET INVESTMENT INCOME                          $             -
                                              =========================

See accompanying Notes to Financial
Statements

                 Oppenheimer North Carolina Municipal Fund
                    Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

Operations
Net Investment Income                                $          -
                                                    ------------------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                                 100,000
Class B                                                     1,000
Cass C                                                      1,000
                                                    ------------------------

Net Assets
Total Increase                                          102,000
Beginning of Period                                              -
                                                    ------------------------

End of Period                                        $ 102,000

See accompanying Notes to Financial
Statements

                  Oppenheimer Rochester Virginia Municipal Fund
                       Statement of Assets and Liabilities
                                  May 31, 2006

                                                   Composite
ASSETS:
                                                    $
Cash                                                  102,000

Receivable from Adviser                            14,500
                                                   -----------
Total Assets                                          116,500

LIABILITIES:
Payable for organization and initial offering
costs                                              14,500
                                                   -----------
Net Assets                                           $102,000
                                                   ===========

COMPOSITION OF NET ASSETS

                                                   $
Par value of shares of beneficial interest         8

Additional paid-in capital                         101,992
                                                   -----------
Net Assets                                          $
                                                   102,000

                                                   Class A    Class B   Class C
NET ASSETS-                                         $100,000   $1,000    $1,000

Shares of Beneficial Interest Outstanding,
$0.001 par value, unlimited shares authorized       7,936.51    79.37     79.37

NET ASSET VALUE PER SHARE (net assets divided
by shares of beneficial interest of Class A, B      $
and C, respectively)                               12.60       $ 12.60   $ 12.60

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering       $
price for Class A shares)                          13.23

See accompanying Notes to Financial Statements

              Oppenheimer Rochester Virginia Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

INVESTMENT INCOME:                             $             -
                                              -------------------------

EXPENSES:
Organizational and initial offering
costs                                                 14,500
                                              -------------------------

Less: Reimbursement of expenses by the
Adviser                                             (14,500)

NET INVESTMENT INCOME                          $             -
                                              =========================

See accompanying Notes to Financial
Statements

               Oppenheimer Rochester Virginia Municipal Fund
                    Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May 31,
                                   2006

Operations
Net Investment Income                                $          -
                                                    ------------------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                                 100,000
Class B                                                     1,000
Cass C                                                      1,000
                                                    ------------------------

Net Assets
Total Increase                                          102,000
Beginning of Period                                              -
                                                    ------------------------

End of Period                                        $ 102,000

See accompanying Notes to Financial
Statements

Notes to Financial Statements:

Note 1. Organization

Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Maryland
Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund,
Oppenheimer Rochester Minnesota Municipal Fund, Oppenheimer Rochester North
Carolina Municipal Fund, and Oppenheimer Rochester Virginia Municipal Fund
(collectively, the "Funds", individually a "Fund"), were each organized as a business trust in the Commonwealth of Massachusetts on March 22, 2006 as a
non-diversified, open-end management investment company registered under the
Investment Company Act of 1940, as amended.

The Funds have had no operations through May 31, 2006 other than those relating to organizational matters and the sale and issuance of shares of beneficial interest to OppenheimerFunds, Inc. ("OFI" or the "Adviser) as noted
in the table below:

-------------------------------------------------------------------
Fund                            Class A     Class B      Class C
-------------------------------------------------------------------
-------------------------------------------------------------------
Oppenheimer Rochester Arizona   7,246.38    72.46        72.46
Municipal Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
Oppenheimer Rochester Maryland  7,874.02    78.74        78.74
Municipal Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
Oppenheimer Rochester           7,299.27    72.99        72.99
Massachusetts Municipal Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
Oppenheimer Rochester           7,352.97    73.53        73.53
Minnesota Municipal Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
Oppenheimer Rochester North     6,944.44    69.44        69.44
Carolina Municipal Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
Oppenheimer Rochester Virginia  7,936.51    79.37        79.37
Municipal Fund
-------------------------------------------------------------------

On April 19, 2006, each Fund's Board of Trustees approved an Investment
Advisory Agreement with OFI and a Distributor's Agreement with
OppenheimerFunds Distributor, Inc. ("OFDI" or the "Distributor"), a wholly owned subsidiary of OFI.

Each Fund's investment objective is to seek a high level of current interest income exempt from federal and state income taxes for individual investors as is consistent with preservation of capital.

The Funds offer Class A, Class B, and Class C shares.  Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.  Class B and Class C shares are sold at net asset value, without a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC").

Note 2.  Significant Accounting Policies

The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.

OFI has directly assumed certain organization and initial offering costs of each Fund, which are estimated at $74,000 per fund, and has also agreed to voluntarily reimburse each Fund for organizational and initial offering costs borne directly by each Fund, which are estimated at $14,500 per Fund.

Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares upon the relative proportion of net assets represented by such class.  Operating expenses directly attributable to a specific class are charged against the operations of that class.

The Funds intend to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Note 3. Fees and Other Transactions with Affiliated Parties

Management fees will be paid to the Adviser in accordance with the investment advisory agreements with each Fund that provides for a fee at an annual rate of 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, and 0.40% of average annual net assets over $1.5 billion.  The Adviser has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so the "Total
Annual Operating Expenses" will not exceed 0.80% for Class A shares and 1.55%
for Class B and C shares.  These voluntary waivers may be amended or withdrawn at any time.

OppenheimerFunds Services ("OFS"), a division of the Adviser, acts as the transfer and shareholder servicing agent for the Funds.  The Funds will pay
OFS a per account fee.  OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees paid directly by each Fund to an annual rate of 0.35% of the average daily net assets of each class.

OFDI acts as the principal underwriter in the continuous public offering of shares of the Funds.  Each Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  Reimbursement is made periodically at an annual rate up to 0.25% of the average annual net assets of
Class A shares of the Funds.  Each Fund has adopted Distribution and Service
Plans for Class B and Class C shares.  Under the plans, the Funds pay the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares.  The Distributor also receives a service fee of up to
0.25% per year under each plan on Class B and Class C shares.

Note 4.  Litigation

A consolidated amended complaint was filed as a putative class action against the Adviser and OFS and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District
of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law.  The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10,
2006, and the remaining count against the Adviser and OFS was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the Adviser believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

            Report of Independent Registered Public Accounting Firm

The  Board of  Trustees  and  Shareholders  of  Oppenheimer  Rochester  Michigan
Municipal Fund:

We have  audited  the  accompanying  statement  of  assets  and  liabilities  of
Oppenheimer  Rochester  Michigan  Municipal  Fund  as of May  10,  2006  and the
related  statements of operations  and changes in net assets for the period from
March  22,  2006  through  May 10,  2006.  These  financial  statements  are the responsibility  of the Fund's  management.  Our  responsibility is to express an opinion on these financial statements based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting  Oversight Board (United  States).  Those  standards  require that we plan and  perform the audit to obtain  reasonable  assurance  about  whether the financial  statements  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  financial  statements.  An audit also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management,  as well as evaluating the overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in
all  material  respects,   the  financial  position  of  Oppenheimer   Rochester
Michigan  Municipal  Fund as of May 10, 2006 and the  results of its  operations and  changes in its net assets for the period  from March 22,  2006  through May
10, 2006, in conformity with U.S. generally accepted accounting principles.

                                    KPMG LLP
Denver, Colorado
May 26, 2006

                  Oppenheimer Rochester Michigan Municipal Fund
                       Statement of Assets and Liabilities
                                  May 10, 2006

                                                   Composite
ASSETS:
Cash                                                 $102,000

Receivable from Adviser                            14,500
                                                   -----------
Total Assets                                          116,500

LIABILITIES:
Payable for organization and initial offering
costs                                              14,500

                                                   -----------
Net Assets                                           $102,000
                                                   ===========

COMPOSITION OF NET ASSETS

                                                   $
Par value of shares of beneficial interest         8

Additional paid-in capital                         101,992
                                                   -----------
Net Assets                                          $
                                                   102,000

                                                    Class A    Class B   Class C
NET ASSETS-Applicable to 7,352.94 Class A
shares, 73.53 Class B shares and 73.53 Class C
shares of beneficial interest outstanding,
$0.001 par value, unlimited shares authorized        $100,000    $1,000    $1,000

NET ASSET VALUE PER SHARE (net assets divided
by 7,352.94, 73.53, and 73.53 shares of
beneficial interest of Class A, B and C,            $
respectively)                                      13.60       $ 13.60   $ 13.60

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering        $
price for Class A shares)                          14.28

See accompanying Notes to Financial Statements

              Oppenheimer Rochester Michigan Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 10,
                                   2006

INVESTMENT INCOME:                             $             -
                                              -------------------------

EXPENSES:
Organizational and initial
offering costs                                        14,500
                                              -------------------------

Less: Reimbursement of expenses by the
Adviser                                             (14,500)

NET INVESTMENT INCOME                          $             -
                                              =========================

See accompanying Notes to Financial
Statements

               Oppenheimer Rochester Michigan Municipal Fund
                    Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May 10,
                                   2006

Operations
Net Investment Income                                $          -
                                                    ------------------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                                 100,000
Class B                                                     1,000
Cass C                                                      1,000
                                                    ------------------------

Net Assets
Total Increase                                          102,000
Beginning of Period                                              -
                                                    ------------------------

End of Period                                        $ 102,000

See accompanying Notes to Financial
Statements

Notes to Financial Statements:

Note 1. Organization

Oppenheimer Rochester Michigan Municipal Fund (the "Fund"), was organized as a business trust in the Commonwealth of Massachusetts on March 22, 2006 as a
non-diversified, open-end management investment company registered under the
Investment Company Act of 1940, as amended.

The Fund has had no operations through May 10, 2006 other than those relating to organizational matters and the sale and issuance of 7,352.94 Class A shares, 73.53 Class B shares, and 73.53 Class C shares of beneficial interest to OppenheimerFunds, Inc. ("OFI" or the "Adviser).

On April 19, 2006, the Fund's Board of Trustees approved an Investment
Advisory Agreement with OFI and a Distributor's Agreement with Oppenheimer
Funds Distributor, Inc. ("OFDI" or the "Distributor"), a wholly owned subsidiary of OFI.

The Fund's investment objective is to seek a high level of current interest income exempt from federal and state income taxes for individual investors as is consistent with preservation of capital.

The Fund offers Class A, Class B, and Class C shares.  Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.  Class B and Class C shares are sold at net asset value, without a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC").

Note 2.  Significant Accounting Policies

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.

OFI has directly assumed certain organization and initial offering costs of the Fund, which are estimated at $72,000, and has also agreed to voluntarily reimburse the Fund for organizational and initial offering costs borne directly by the Fund, which are estimated at $14,500.

Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares upon the relative proportion of net assets represented by such class.  Operating expenses directly attributable to a specific class are charged against the operations of that class.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Note 3. Fees and Other Transactions with Affiliated Parties

Management fees will be paid to the Adviser in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of
0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, and 0.40% of average annual net assets over $1.5 billion.  The Adviser has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so the "Total
Annual Operating Expenses" will not exceed 0.80% for Class A shares and 1.55%
for Class B and C shares.  These voluntary waivers may be amended or withdrawn at any time.

OppenheimerFunds Services ("OFS"), a division of the Adviser, acts as the transfer and shareholder servicing agent for the Fund.  The Fund will pay OFS a per account fee.  OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees paid directly by the Fund to an annual rate of 0.35% of the average daily net assets of each class.

OFDI acts as the principal underwriter in the continuous public offering of shares of the Fund.  The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  Reimbursement is made periodically at an annual rate up to 0.25% of the average annual net assets of
Class A shares of the Fund.  The Fund has adopted Distribution and Service
Plans for Class B and Class C shares.  Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares.  The Distributor also receives a service fee of up to
0.25% per year under each plan on Class B and Class C shares.

Note 4.  Litigation

A consolidated amended complaint was filed as a putative class action against the Adviser and OFS and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District
of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Adviser charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law.  The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10,
2006, and the remaining count against the Adviser and OFS was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the Adviser believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

            Report of Independent Registered Public Accounting Firm

The Board of Trustees and  Shareholders of Oppenheimer  Rochester Ohio Municipal
Fund:

We have  audited  the  accompanying  statement  of  assets  and  liabilities  of
Oppenheimer  Rochester  Ohio  Municipal  Fund as of May 10, 2006 and the related statements  of  operations  and  changes in net assets for the period from March
22,  2006   through  May  10,  2006.   These   financial   statements   are  the
responsibility  of the Fund's  management.  Our  responsibility is to express an opinion on these financial statements based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting  Oversight Board (United  States).  Those  standards  require that we plan and  perform the audit to obtain  reasonable  assurance  about  whether the financial  statements  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  financial  statements.  An audit also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management,  as well as evaluating the overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the financial  position of  Oppenheimer  Rochester Ohio
Municipal  Fund as of May  10,  2006,  and the  results  of its  operations  and changes in its net assets for the period  from March 22,  2006  through  May 10,
2006, in conformity with U.S. generally accepted accounting principles.

                                    KPMG LLP
Denver, Colorado
May 26, 2006

                   Oppenheimer Rochester Ohio Municipal Fund
                      Statement of Assets and Liabilities
                                 May 10, 2006

                                                  Composite
ASSETS:
Cash                                                $102,000

Receivable from Adviser                          14,500
                                                 ------------
Total Assets                                         116,500

LIABILITIES:
Payable for organization and initial
offering costs                                   14,500

                                                 ------------
Net Assets                                          $102,000
                                                 ============

COMPOSITION OF NET ASSETS

                                                 $
Par value of shares of beneficial interest       8

Additional paid-in capital                       101,992
                                                 ------------
Net Assets                                        $ 102,000

                                                   Class A    Class B  Class C
NET ASSETS-Applicable to 7,812.5 Class A
shares, 78.125 Class B shares and 78.125
Class C shares of beneficial interest
outstanding, $0.001 par value, unlimited
shares authorized                                   $100,000    $1,000   $1,000

NET ASSET VALUE PER SHARE (net assets
divided by 7,812.5, 78.125, and 78.125
shares of beneficial interest of Class A, B       $                     $
and C, respectively)                             12.80        $ 12.80  12.80

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.75% of offering      $
price for Class A shares)                        13.44

See accompanying Notes to Financial
Statements

                Oppenheimer Rochester Ohio Municipal Fund
                         Statement of Operations
For the period from March 22, 2006 (date of organization) through May 10,
                                   2006

INVESTMENT INCOME:                      $             -
                                       --------------------------------

EXPENSES:
Organizational and initial
offering costs                                 14,500
                                       --------------------------------

Less: Reimbursement of expenses by
the Adviser                                  (14,500)

NET INVESTMENT INCOME                   $             -
                                       ================================

See accompanying Notes to Financial
Statements

                 Oppenheimer Rochester Ohio Municipal Fund
                    Statement of Changes in Net Assets
 For the period from March 22, 2006 (date of organization) through May 10,
                                   2006

Operations
Net Investment Income                        $          -
                                            --------------------------------

Beneficial Interest Transactions
Net increase in net assets resulting
from beneficial interest transactions:
Class A                                         100,000
Class B                                             1,000
Cass C                                              1,000
                                            --------------------------------

Net Assets
Total Increase                                  102,000
Beginning of Period                                      -
                                            --------------------------------

End of Period                                $ 102,000

See accompanying Notes to Financial
Statements

Notes to Financial Statements:

Note 1. Organization

Oppenheimer Rochester Ohio Municipal Fund (the "Fund"), was organized as a business trust in the Commonwealth of Massachusetts on March 22, 2006 as a
non-diversified, open-end management investment company registered under the
Investment Company Act of 1940, as amended.

The Fund has had no operations through May 10, 2006 other than those relating to organizational matters and the sale and issuance of 7,812.5 Class A shares,
78.125 Class B shares, and 78.125 Class C shares of beneficial interest to
OppenheimerFunds, Inc. ("OFI" or the "Adviser).

On April 19, 2006, the Fund's Board of Trustees approved an Investment
Advisory Agreement with OFI and a Distributor's Agreement with Oppenheimer
Funds Distributor, Inc. ("OFDI" or the "Distributor"), a wholly owned subsidiary of OFI.

The Fund's investment objective is to seek a high level of current interest income exempt from federal and state income taxes for individual investors as is consistent with preservation of capital.

The Fund offers Class A, Class B, and Class C shares.  Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.  Class B and Class C shares are sold at net asset value, without a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC").

Note 2.  Significant Accounting Policies

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.

OFI has directly assumed certain organization and initial offering costs of the Fund, which are estimated at $72,000, and has also agreed to voluntarily reimburse the Fund for organizational and initial offering costs borne directly by the Fund, which are estimated at $14,500.

Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares upon the relative proportion of net assets represented by such class.  Operating expenses directly attributable to a specific class are charged against the operations of that class.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Note 3. Fees and Other Transactions with Affiliated Parties

Management fees will be paid to the Adviser in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of
0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, and 0.40% of average annual net assets over $1.5 billion.  The Adviser has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so the "Total
Annual Operating Expenses" will not exceed 0.80% for Class A shares and 1.55%
for Class B and C shares.  These voluntary waivers may be amended or withdrawn at any time.

OppenheimerFunds Services ("OFS"), a division of the Adviser, acts as the transfer and shareholder servicing agent for the Fund.  The Fund will pay OFS a per account fee.  OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees paid directly by the Fund to an annual rate of 0.35% of the average daily net assets of each class.

OFDI acts as the principal underwriter in the continuous public offering of shares of the Fund.  The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  Reimbursement is made periodically at an annual rate up to 0.25% of the average annual net assets of
Class A shares of the Fund.  The Fund has adopted Distribution and Service
Plans for Class B and Class C shares.  Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares.  The Distributor also receives a service fee of up to
0.25% per year under each plan on Class B and Class C shares.

Note 4.  Litigation

A consolidated amended complaint was filed as a putative class action against the Adviser and OFS and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District
of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law.  The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10,
2006, and the remaining count against the Adviser and OFS was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the Adviser believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

                                      B-1
                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below for municipal securities.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as
VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong.
This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                      B-63
                                   Appendix B

         SPECIAL CONSIDERATIONS RELATING TO STATE MUNICIPAL OBLIGATIONS

      Special Investment Considerations - Arizona Municipal Securities. As
explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of the State of Arizona (referred to in this section as
"Arizona" or the "State") and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests.
The following information on risk factors in concentrating in Arizona municipal securities is only a summary that highlights only some of the more significant financial trends, based on the State of Arizona Comprehensive
Annual Financial Report for the Fiscal Year Ended June 30, 2005 ("2005 Annual
Report"), reports prepared by State Budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the State of
Arizona, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of
Additional Information.  No representation is made as to the accuracy of this information.  The Arizona Department of Administration explained that the data presented in the 2005 Annual Report, to the best of its knowledge and belief, was accurate in all material respects and was reported in a manner which fairly presented the financial position and results of operations of the major and non-major funds of the State.

      To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized.  All forecasts, projections, assumptions, opinions or estimates are "forward looking statements," which must be read with an abundance of caution and which may not be realized or may not occur in the future.

______Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation.
According to data from the U.S. Department of Commerce, Bureau of the Census, from 1990 to 2000, the State's population grew approximately 40% and on July
1, 2004, was estimated at 5.8 million. Arizona ranked second nationally in population growth rate during the periods 1990-2000 and 2000-2004.

      The State of Arizona is the sixth largest state in terms of area, with
113,909 square miles.  The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including
Tucson), are more urban in nature and account for approximately 75% of total population and 80% of total wage and salary employment in Arizona, based on
2000 estimates.

______As  growth  in  the  mining  and  agricultural   employment   sectors  has
diminished  over recent  decades,  significant  job growth has occurred in other areas,  including high  technology,  construction,  finance,  insurance and real estate.  For 2003,  the five  largest  employment  categories  in the State were trade;  government;  professional  and  business  services;  transportation  and utilities; education and health services and leisure and hospitality.

      |X| Factors Affecting Investments in Arizona Municipal Securities.

      Budgetary Control.  Budgetary control is maintained through legislative appropriation and the executive branch allotment process.  The Governor is required to submit an annual budget to the Legislature.  The budget is legally required to be adopted through passage of appropriation bills by the
Legislature and approval by the Governor.  The appropriated funds are controlled by the executive branch through an allotment process.  This process allocates the appropriation into quarterly allotments by legal appropriation level.  The State also maintains an encumbrance accounting system to further enhance budgetary control.  Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations.  These appropriations and their encumbrances continue from year to year.

      Economic Condition and Outlook.  In comparison to the original forecast released in April 2005, the State projected the Arizona economy to grow at a faster rate over the forecast period from 2004 to 2006.  For 2005, the projected growth rate was increased to 4.6% and, for 2006, the projected pace of expansion was 3.7%.  The revised nonfarm job increase for 2004 to 2006 was
202,200 jobs, in comparison to the original forecast, with a gain of 191,300
jobs.   Not only was the overall economy anticipated to grow at a faster rate, as demonstrated in the nonfarm job figures, but most industries were projected to grow at a more rapid pace.

      The projections were revised upwards because of stronger than anticipated strength in the Arizona economy.  Strong population growth in the
State has bolstered major industries such as construction, trade, financial activities, leisure and hospitality, educational and health services and government.  Economic growth in the rest of the nation and other parts of the world has also helped to strengthen the State's economy.  Productivity enhancements from automation and information technology have contributed to this overall economic improvement.  An improving domestic economy has persuaded businesses to increase their spending.  This increased spending has also contributed to accelerating the economy.  Rapid economic growth in other parts of the world such as China has increased demand for many globally traded commodities such as copper and, therefore, has resulted in rising prices.
Higher copper prices have resulted in expansion in the metal ores sector of the natural resources and mining industry.  Continued U.S. military operations abroad have bolstered employment in the aerospace products and parts sector of durable goods manufacturing.  Strong construction activity has bolstered another durable goods manufacturing sector, fabricated metal products.

      The State expected the economy would continue to grow over the forecast period despite rising costs for energy, health care and interest rates because incomes were expected to increase at a faster rate than costs.  Rising interest rates were expected to make consumer debt service more expensive and home mortgages less affordable.  The removal of equity from the refinancing of home mortgages with rising housing prices has placed more money in the hands of consumers and has contributed to the continued growth of consumer spending.  However, housing price growth was expected to slow as interest rates rise, and therefore, slow equity removal and mortgage refinancing activity.  Higher health care and energy costs were expected to absorb consumer disposable income and leave less money to be spent on other goods and services.  These rising costs were expected to slow, rather than stop, the current economic expansion.

      In the State's opinion, the current economic expansion could potentially be halted if the costs of interest rates, energy and health care increase past a certain point where they absorbed a majority of consumer disposable income while not leaving enough funds to be spent on other items.  Rising interest rates, a special concern, would make servicing high levels of consumer and federal government debt more expensive and crowd out other types of spending.

      Construction was projected to have an increase of 39,800 jobs over the forecast period.  The revised projected growth rate for 2005 was 11%, which slowed to 9% for 2006.  In contrast, the original set of projections had a gain of 24,800 jobs.  Population growth and the corresponding need to expand infrastructure were expected to drive growth in construction.

      Manufacturing was forecast to add 4,800 jobs for an expansion rate of
1.5% for 2005 and 1.2% for 2006.  The increasing pace of expansion was the result of an anticipated increase in defense contracts.  In contrast, the original set of projections had a gain of 3,900 jobs.

      Natural resources and mining were projected to gain 1,700 jobs, or a growth rate of 11% for 2005 and 9% for 2006.  The previous forecast had called for a gain of 500 jobs.

      Trade was forecast to have an increase of 37,000 jobs from 2004 to 2006 with a growth rate of 5.6% for 2005 and 3.8% for 2006.  Retail was anticipated to add 33,700 jobs while wholesale employment was projected to gain 3,300 jobs.

      Financial activities was forecast to add 11,700 jobs in 2005 and 2006 for an expansion rate of 4% in 2005 and 3% in 2006.  The original projections had called for an increase of 9,700 jobs.

      Transportation, warehousing and utilities is a part of the economy where rising energy costs have caused a downward revision to growth in comparison to the original forecast.  The revised set of projections had this sector adding
2,400 jobs for a growth rate of 1.8% in 2005 and 1.2% in 2006.  However, the original forecast had called for an increase of 2,800 jobs.  The primary reason for the reduced growth rate, especially in transportation, was higher than originally anticipated fuel prices.

      Information followed the trend of transportation, warehousing and utilities with downwardly revised forecast figures.  The revised job losses deepened to 4,300 jobs over the two-year period in contrast to a much smaller loss of 200 jobs in the original forecast.  The reason for the downward revision was a deeper and longer than anticipated consolidation process in the telecommunications sector.

      Professional and business services were expected to add 37,300 jobs, an expansion rate of 6% in 2005 and 4.9% in 2006.  The original set of projection figures called for an increase of 37,700 jobs.  Growth was revised downward for this industry group because of greater projected losses in the sector of business support services.

      Leisure and hospitality was forecast to have an increase of 18,200 jobs, a growth rate of 4.3% for 2005 and 3.1% for 2006.  The original projections set had an increase of 18,400 jobs.

      Government was projected to have a gain of 19,300 jobs, or a rate of growth of 2.6% in 2005 and 2.2% in 2006.  The original forecast called for an increase of 21,900 jobs.

      The projected rate of expansion in educational and health services was revised downward. This industry was projected to have an increase of 29,500 jobs, or a pace of expansion of 6.0% in 2005 and 5.1% in 2006.  The original forecast set the expansion to be an increase of 32,200 jobs.  Growth projections for health care were decreased because of the dampening effects of rapidly rising health care costs and shortages of workers in skilled occupations, while the slowing growth of the school age population, especially children in the primary and secondary school categories, has reduced the growth pace in educational and social services.

      The revised projections for other services are unchanged from the original with an addition of 4,800 jobs for a growth rate of 2.8% in 2005 and
2.5% in 2006.

      Overall, the remainder of 2005 and 2006 were expected to be good for
Arizona's economy with strong job growth in most industries.  Information was the only exception with anticipated, accelerating losses.  The factors of concern were rising interest and energy costs because if these two costs were to increase fast enough, they could have the potential to significantly slow down the State's economy.

      |X| Financial Highlights - Fiscal Year 2005.  The State reported that
Arizona's state assets exceeded liabilities at the close of the 2005 fiscal year by $16.856 billion ("net assets").  Of this amount, a $306.7 million deficit for unrestricted net assets existed at fiscal year end, $4.170 billion was restricted for specific purposes ("restricted net assets"), and $12.993 billion was invested in capital assets, net of related debt.

      The State's total net assets increased in fiscal year 2005 by $1.671 billion.  Net assets of governmental activities increased by $1.658 billion, while net assets of the business-type activities increased by $13.443 million.

      As of the close of the fiscal year, the State's governmental funds reported combined ending fund balances of $4.202 billion, an increase of
$1.082 billion from the beginning of the year.  Approximately 37% of the combined fund balances, or $1.561 billion, was available to meet the State's current and future needs ("unreserved fund balances").

      The enterprise funds reported net assets at year end of $2.522 billion, an increase of $28.279 million during the year.

      The Land Endowments Fund reported fund balance at year end of $1.718 billion, an increase of $355.4 million during the year.  The Land Endowments
Fund is used to help finance public education within the State as required by the federal government and the State's Constitution.

      The State's total long-term primary government debt increased during the fiscal year to $5.692 billion, an increase of $483.0 million, or 9%.  During the year, the State issued revenue bonds and certificates of participation of
$574.7 million and $843.8 million, respectively.

      The General Fund.  The General Fund is the chief operating fund of the
State.  At June 30, 2005, the unreserved fund balance for the General Fund was
$986.2 million or 6%, of total General Fund expenditures.  The General Fund reserved fund balance was $324.2 million, for a total fund balance of $1.310 billion.  This compared to the previous year's total fund balance of $746.6 million.  Included in the $324.2 million reserved fund balance was $160.9 million for the Budget Stabilization Fund.  The Budget Stabilization Fund is a
form of Rainy Day Fund established by the Legislature in 1991.

      The primary source of the $563.8 million increase in fund balance during the fiscal year was from the increase of sales tax and income tax revenues.
Sales tax revenues increased $344.8 million from fiscal year 2004, an increase of 8%.  Sales taxes paid by retail stores, construction contractors, restaurants and bars, and out-of-state companies increased approximately
$155.0 million, $111.0 million, $29.0 million and $21.0 million, respectively, when compared to fiscal year 2004 sales tax receipts.  Income tax revenues increased $709.8 million, an increase of 25%.  Income taxes paid by individuals increased by approximately $530.0 million when compared to fiscal year 2004 individual income tax receipts.  In addition, income taxes paid by businesses increased approximately $180.0 million during the same period.

      Health and welfare expenditures and intergovernmental revenue increased by $640.6 million, or 9%, and $477.2 million, or 7%, as compared to fiscal year 2004, respectively.  Overall program enrollment growth of 11% in the
State's various healthcare programs, most significantly Title XIX Medicaid and the Title XXI State Children's health Insurance Program, was the main contributing factor to the growth in expenditures in fiscal year 2005.
Additionally, increased expenditures resulted from the rising cost of health care programs.  Inflationary trends for health care costs are incorporated in the rate development process for the managed care organization capitation rates.  Due to substantial increases in utilization and costs for pharmacy
(37%), physician (21%), and transportation and inpatient (14%), the capitation rates were increased by an average of 6% for the contract period of October
2004 to September 2005.  The State received additional federal grants and county funding to cover a major portion of these increased costs.

      Education expenditures increased $305.9 million, or 8%, compared to fiscal year 2004.  The increase was primarily attributed to an increase in statewide enrollment of 41,000 from fiscal year 2004.

      |X| Risk Management.  The State purchases property and liability coverage whenever available on reasonable terms.  The State is insured by an approved property insurer for claims in excess of  $3.5 million, but less than
$450 million, and liability claims in excess of $2 million for the
Universities and the School for the Deaf and Blind and $7 million for all other state agencies, but less than $107 million.  The State also maintains first dollar aircraft liability, hull, and airport liability coverage up to
$200 million.  Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), nuclear property, nuclear liability, and employment practices.  The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

      The State pays self-insurance losses, defense costs, premiums and administrative costs from an appropriated fund which all of the State's agencies participate in.  Total costs (excluding the cost of administering the program) have risen from approximately $15.3 million in fiscal year 1998 to approximately $86.7 million in fiscal year 2005.  Yearly appropriations have also increased from approximately $27.7 million in fiscal year 1988 to approximately $93.9 million in fiscal year 2005 to meet rising losses and claims-related expenses.  Annual funding is established for expected paid claims.  The accrued insurance losses are not considered when determining funding for each fiscal year.

      |X| Long-term Debt of the State.  The State issues no general obligation debt instruments.  The Arizona Constitution, under Article 9, Section 5, provides that the State may contract general obligation debts not to exceed
$350,000.  This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government.  As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

      As of June 30, 2005, the State reported having long-term revenue bonds, grant anticipation notes and certificates of participation outstanding in the amounts of $2.939 billion, $364 million and $1.915 billion, respectively, for a total of $5.218 billion.

      |X| Long-term Debt of Local Governments.  The creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

      Unlike the State, local governments in Arizona, including cities, towns, counties and school districts may issue general obligation debt payable from ad valorem property taxes if approved at an election.  Examples of other types of obligations issued by local government in Arizona include revenue bonds payable from the net revenues of municipal utility systems, improvement district bonds payable from special assessments against properties benefited by the improvements, municipal street and highway improvement bonds payable from state-shared street and highway user taxes, fees and charges, bonds and other obligations payable from locally imposed and state-shared transaction privilege (sales) taxes and lease purchase certificates of participation.

      Special  Investment  Considerations - Maryland  Municipal  Securities.  As
explained in the  Prospectus,  the Fund's  investments  are highly  sensitive to the fiscal  stability  of the State of Maryland  (referred to in this section as the "State") and its subdivisions,  agencies,  instrumentalities or authorities, which issue the municipal  securities  in which the Fund invests.  The following information  on risk factors  connected with  investments in Maryland  municipal securities is only a summary,  based on  publicly-available  official statements relating to  offerings  by the State on or prior to March 1, 2006 and The 90 Day
Report  summarizing  the  2006  legislative  session  of  the  Maryland  General
Assembly.  No  representation  is made as to the  accuracy of this  information.
The State  noted  that all  statements  made in  official  statements  involving estimates  or  matters  of  opinion,  whether or not  expressly  so stated,  are intended  merely as estimates or opinions and not as  representations  of facts, and are subject to change  without  notice from the State.  The State  explained that the  information  set forth in the official  statements  has been  obtained from the State and other  sources that the State  deemed to be  reliable.  Other factors will affect State and local  government  issuers,  and  borrowers  under conduit loan bond arrangements.

      The State of Maryland  has a  population  of  approximately  5.6  million.
Maryland's  labor  force  totaled  almost  2.9  million   individuals  in  2005,
including  agricultural  and  nonagricultural  employment,  the unemployed,  the self-employed  and  residents  who commute to jobs in other  states.  Maryland's economy is more  reliant on the service and  government  sectors than the nation
as  a  whole,   while  the  manufacturing   sector  in  Maryland  is  much  less
significant  than it is  nationwide.  The  State's  population  is  concentrated around the  Baltimore  and  Washington  D.C.  Primary  Metropolitan  Statistical
Areas  (PMSAs),  and  proximity to  Washington  D.C. and military  installations have resulted in an above average  percentage of employees in  government.  As a result,  Maryland's  economy  is  particularly  sensitive  to changes in federal employment  and  spending.  Annual  unemployment  rates have been below those of the  national  average for each of the last 20 years.  The  unemployment  figure for 2005 was 4.2%  compared  to a  national  rate for the same  period  of 5.1%.
Total   Maryland   employment   increased  by  15.9%   between  1996  and  2005.
Unemployment  in  Maryland  could  increase  as a result  of  national  or local economic  conditions.  The  State's  per  capita  personal  income was the fifth highest in the country in 2004,  according  to the Bureau of Economic  Analysis, at 120% of the national average.

      Maryland  residents  received  almost $220.3 billion in personal income in
2004.  Total  personal  income  increased at a rate of 6.7%,  above the national average of 6.0%.  Maryland per capita income of $39,629  remained  significantly above the national  average in 2004 of $33,041.  In 2004,  Maryland's per capita personal  income  ranked  fifth  highest in the nation,  holding the rank it had earned in 2001.  Per capita  income  varies  across the State,  with the highest incomes  in the  Washington  and  Baltimore  regions.  As  one of the  wealthier states in the  country,  a greater  share of  personal  income is  derived  from dividends, interest and rent, and a lesser share comes from transfer payments.

      |X|  Factors  Affecting  Investments  in  Maryland  Municipal  Securities.
State  Finances  --  General.   The  State  enacts  its  budget  annually.   The
General  Assembly is prohibited by the Maryland  Constitution  from amending the budget to affect  certain  specified  provisions,  including the  obligations or
debt  of  the  State.  Except  for  these  specified  provisions,   the  General
Assembly  may amend the budget to increase or decrease  appropriations  relating to the  legislative  and  judicial  branches  and it may  strike  out or  reduce
executive  branch  appropriations   submitted  by  the  Governor.  The  Maryland
Constitution  requires  the  State to enact a  balanced  budget  for each of its fiscal  years,  which run from July 1 to June 30.  After  the  enactment  of the
budget,   and  not  before,   the  General   Assembly  is   permitted  to  enact
supplementary  appropriations but may not enact any supplementary  appropriation unless  embodied  in a  separate  bill  that is  limited  to a single  object or purpose and provides the revenue  necessary  to pay the  appropriation  by a tax to be levied and collected under the terms of the bill.

      State  Revenues.  The State's  revenues  are derived  largely from certain broad-based  taxes,  including  statewide  income,  sales,  motor  vehicle,  and
property  taxes.   Non-tax  revenues  are  largely  received  from  the  federal
government   for   transportation,   health  care,   welfare  and  other  social
programs.

      Income  Taxes.  The  State  imposes  an  income  tax  on (1)  the  federal adjusted gross income of individuals,  subject to certain  positive and negative adjustments and minus certain  deductions and personal  exemptions;  and (2) the federal  taxable  income  of  corporations,  subject  to  certain  positive  and negative  adjustments.  The  rate of tax for  individuals,  subject  to  certain standard  deductions,  is 2% on the first  $1,000 of taxable  income,  3% on the second  $1,000,  4% on the third $1,000 and 4.75% on taxable income in excess of
$3,000.  In addition,  each county and  Baltimore  City must levy a local income tax at the  rate of at  least  1% but not  more  than  3.2% of the  individual's
Maryland  taxable  income.   Corporations  (domestic  and  foreign),   including
financial  institutions  and  utilities,  generally pay tax at the rate of 7% on the portion of net taxable income allocable to the State.

      Sales  and Use  Taxes.  The  State  imposes  a 5%  sales  and use tax on a retail  sale or use of  tangible  personal  property  in the State  and  certain enumerated services (most services are exempt).

      Property  Taxes.  The State imposes a tax at a rate  expressed per $100 of assessed  value on all real  property  subject to  taxation.  For  fiscal  years
2004 through  2006,  the State  property tax rate was set at 13.2 cents per $100 of assessed  value.  Each of the counties and Baltimore  City levies its own tax
at  rates  established  by  them,  as  do  most   incorporated   municipalities.
Generally,  all real property is physically  inspected and assessed at full cash value once every three years.

      Lottery  Revenues.  The State  operates  seven  major  lottery  games.  In fiscal year 2005,  the  allocation of gross sales was 57.7% to prizes,  10.2% to administrative  costs and  agents'  commissions,  and  32.1% to State  revenues.
Except for  administrative  costs and the net  proceeds  of  designated  instant games and a portion of Mega Millions  revenues,  the State revenues are credited to the State's  General  Fund (the State  operating  fund from which all general costs of State  government  are paid and to which taxes and other  revenues  not specifically directed by law to be deposited in separate funds are recorded).

      Other  Taxes.  The  State  also  receives  revenues  from  additional  tax sources,  including public service company  franchise taxes,  taxes on insurance premiums  allocable  to the State,  motor  vehicle  fuel and  titling  taxes and registration  fees,  taxes on the recordation of instruments  conveying title to real or personal  property and conveying  leasehold  interests in real property, taxes on cigarettes and other tobacco  products,  inheritance  taxes,  and taxes on alcoholic beverages.

      Other  Revenues.  Exclusive of the proceeds of bond issues,  approximately
47% of the  State's  revenues  in its  fiscal  year  ended  June 30,  2005  were received  from  sources  other  than taxes and  lottery  receipts.  The  largest component (25% of total  revenues) was received from the federal  government for highway and transit  reimbursements;  reimbursements  and grants for health care programs;  categorical and matching aid for public assistance,  social services,
and  employment   security;   aid  for  public   education;   and  miscellaneous
grants-in-aid  to State  agencies.  In  addition  to  federal  funds,  the State receives  revenues from court fines and costs;  patient payments for services in
State  hospitals;   interest  on  invested  funds;  and  tuition  fees  paid  to institutions  of  higher  education.  The  State  also  receives  revenues  from
operations   of  the  Maryland   Transit   Administration,   the  Maryland  Port
Administration,  and the Maryland Aviation  Administration,  which are paid into the Transportation Trust Fund.

      General  Fund  revenues  on a  budgetary  basis  realized  in the  State's fiscal year ended June 30,  2005,  were above  estimates by $422.6  million,  or
3.8%.

      State  Expenditures  and  Services.  State  expenditures  and services for capital and operating  programs  include a typical range of direct  governmental
services  and   activities,   as  well  as  State   support  and  aid  to  local
governmental units, primarily in the areas of education and transportation.

      Public Education.  The agencies  administering  public education spend the largest  portion  of  State  revenues.  Based on the  State's  2006  Budget,  as amended,  public education  accounted in the 2006 fiscal year for 45% of General
Fund  appropriations  and 35% of all  appropriations.  The  State  supports  the elementary and secondary  education  programs of the counties and Baltimore City through a number of aid  programs.  In  addition  to these  programs,  the State
Department of Education  provides aid for local  libraries,  food  service,  and
various   educational   activities   and,   through  the  State   Department  of
Education's  Interagency Fund, distributes funds to address the service needs of
children  at  risk.   Appropriations  to  pay  debt  service  on  State  general obligation  bonds  issued  to fund the  State's  share of the cost to  construct
schools,   formerly  funded  with  general  funds   appropriated  to  the  State
Department  of  Education,  is now funded with  special  funds,  primarily  from property tax revenues.  The State finances the State  universities  and colleges
principally   with  State  General  Fund  revenues  and  student   charges.   In
addition,  the State  finances a share of the cost of the locally owned two-year community  colleges.  State  financial  assistance  is  primarily in the form of general  purpose  formula  grants.  The  State  also  makes  grants  to  private institutions  of higher  education  under a formula  based on State  support for
State  four-year  universities  and  colleges.  In total,  the higher  education share of the 2006 Budget and fiscal year 2005 expenditures was 16%.

      Transportation.  Transportation  is the third  largest  category  of State expenditures.  The Department of  Transportation  is responsible for most of the
State's various  transportation  facilities and for developing and maintaining a
State  master  plan for  transportation.  For fiscal  year 2006,  transportation was  budgeted  at $3.745  billion;  on the same basis  actual  expenditures  for fiscal year 2005 were $3.381 billion.

      Health and Mental  Hygiene.  The  Department of Health and Mental  Hygiene
has general  responsibility  for public health in the State and provides  direct services  through 16 residential  health  facilities,  finances medical services to the  indigent,  and aids local  health  departments  on an  matching  formula basis.  For fiscal year 2006,  $6.589  billion was budgeted  for the  Department of Health and Mental  Hygiene,  including  $2.903  billion in federal  funds and
$3.371  billion in State  general  funds.  The  largest  expenditure  is for the medical  assistance  (Medicaid)  program under which the State makes payments to health service  vendors  providing  services to eligible low income  individuals and families.  For fiscal year 2005,  $3.870  billion was spent on this program, virtually  all  of  which  was  for  services  for  which  the  State  recovered approximately  50% from the  federal  government.  For  fiscal  year  2005,  the average  monthly  Medicaid  enrollment  was  520,967.  The 2006 Budget  provides funding for 530,400 State Medicaid enrollees.

      Human  Resources.  The Department of Human Resources  administers,  on the
State  level,  the federal and State  social  service,  public  assistance,  and
income  maintenance  programs.  For  fiscal  year  2006,   approximately  $1.609
billion was budgeted for the  Department of Human  Resources,  including  $990.7 million in federal  funds and $551.3  million  in State  general  funds.  Public assistance programs include Temporary Cash Assistance,  food stamps,  assistance and loans to disabled citizens, and several emergency assistance programs.

      Public  Safety  and  Correctional  Services,  State  Police  and  Juvenile
Services.  The  Departments of Public Safety and  Correctional  Services,  State
Police,  and Juvenile Services include  correctional  agencies and institutions,
parole  units,   the  Maryland   State  Police,   services  and  facilities  for
adjudicated   youth,   and   related   activities.   For   fiscal   year   2006,
approximately  $1.577  billion  was  budgeted  for these  departments,  of which
$1.299 billion was from general funds.

      Other  Expenditures  and Services.  The State has numerous other operating units,  including the judicial  system;  financial  and revenue  administration;
labor,  licensing and regulation;  planning,  budgetary activity,  and personnel
administration;   natural  resources  and  recreation;   business  and  economic
development;  housing and community  development;  environment;  and others, all of which  accounted  for  approximately  8.9% of total  expenditures  for fiscal year 2005 and 9.2% of the 2006  Budget.  General  obligation  bond debt  service accounted  for  approximately  2.3% of total  expenditures  for fiscal year 2005 and was expected to account for approximately 2.4% for fiscal year 2006.

      For fiscal year 2006,  the total budget is $26.4  billion,  a $2.4 billion increase  over fiscal 2005.  The General Fund accounts for  approximately  $12.3 billion, of which the largest  expenditures are for health and education,  which together  represent  72.1% of total  General  Fund  expenditures.  General  Fund
expenditures  exclude   transportation,   which  is  funded  with  special  fund
revenues from the Transportation Trust Fund.

      State  Reserve  Fund.  The State  Reserve  Fund is  currently  composed of five  accounts - the Revenue  Stabilization  Account,  which is  established  to retain  State  revenues  for future  needs and to reduce the need for future tax increases;  the  Dedicated  Purpose  Account,  which is  established  to  retain appropriations  for  major  multi-year  expenditures  and  to  meet  contingency requirements;  the Economic Development  Opportunities Program Account, which is
to  be  used  for  extraordinary   economic   development   opportunities  as  a
supplement to existing  programs;  the Catastrophic  Event Account,  which is to be used to respond  quickly to a natural  disaster or other  catastrophic  event that  cannot be managed  within  existing  appropriations;  and the Joseph  Fund
Account,  which  is to be used to  meet  the  emergency  needs  of  economically disadvantaged  citizens,  particularly in times of economic downturn.  The State can move some of the funds in the Revenue  Stabilization  Account to cover other areas of its budget.

      State  Fund  Balances.  The  State  ended  fiscal  year  2005  with a $1.2 billion  General Fund  balance on a budgetary  basis.  This balance  reflected a
$397.6 million increase  compared to the balance  projected at the time the 2005 budget was enacted.  As of the end of fiscal year 2005,  the State  Reserve Fund
had  a  balance  of  $540.1   million  of  which   $521.4  was  in  the  Revenue
Stabilization  Account.  As of the end of fiscal  year 2005,  the State  Reserve
Fund had a balance of $540.1  million.  Over the last few  years,  the State has
needed  to  make   transfers  from  the  State  Reserve  Fund  and  the  State's
Transportation  Trust  Fund,  in  addition  to  enacting  cuts in  expenditures.
Additionally,  the State  expects a potential  budget  shortfall  in fiscal year
2008 as described below.

      On a GAAP  basis,  the  State's  fiscal year 2005  reserved  General  Fund balance was $1.5  billion,  while the  unreserved  designated  and  undesignated fund  balances  were  $776.9  million  and $307.5  million,  respectively;  this compares to the reserved  General  Fund  balance of $1.4 billion and  unreserved designated  fund balance of $127.1  million at the end of fiscal year 2004.  The total GAAP fund  balance for fiscal year 2005 was $2.6 billion  compared  with a total GAAP fund balance of $1.5 billion for fiscal year 2004.

______Fiscal Year 2006 Budget.  On April 9, 2005 the General  Assembly  approved the State's 2006  Budget.  The 2006 Budget  included,  among other  things:  (i)
sufficient  funds to the  State's  retirement  and  pension  system to  maintain within the  "corridor" of 90% - 110% full  funding;  (ii) $4.5 billion in aid to local  governments  from  general  funds,  reflecting  full  funding  of certain
public  school  enhancements   enacted  at  the  2002  session  of  the  General
Assembly;  (iii)  $325.7  million to the State  Reserve  Fund;  and (iv) general fund  deficiency  appropriations  of $100.4  million for fiscal  year 2005.  The
2006 Budget  reflected the  continuation  of the employment  policies that have, since  fiscal  year  2002,  resulted  in  a  nearly  7%  decrease  in  permanent positions in the non-higher  education  agencies in the Executive  Branch of the
State.  As part of the 2006  Budget,  the  General  Assembly  enacted the Budget
Reconciliation  and Financing Act of 2005,  which authorizes  various  transfers and funding changes  resulting in increased  general fund revenues and decreased general fund  appropriations.  It is currently  estimated  that the General Fund balance  on a  budgetary  basis  at June 30,  2006  will be  approximately  $1.2 billion.  In  addition,  it  is  estimated  that  the  balance  in  the  Revenue
Stabilization  Account  of the State  Reserve  Fund,  net of a fiscal  year 2006 transfer for capital  projects of $42.5 million,  will be $755.9 million,  equal to approximately 6.2% of estimated general fund revenues.

      Fiscal  Year  2007  Budget.   On  March  25,  2006  the  General  Assembly
approved  the budget  for the 2007  fiscal  year.  The  budget  includes,  among other  things:  (i)  sufficient  funds to the  State's  retirement  and  pension system to maintain  within the "corridor" of 90% - 110% full funding;  (ii) $5.0 billion  in aid  to  local  governments  from  general  funds,  reflecting  full funding of the public  school  enhancements  enacted at the 2002  session of the
General  Assembly;   and  (iii)  $593.3  million  to  the  State  Reserve  Fund, reflecting  in part an increase to set aside funds for  projected  shortfalls in fiscal year 2008 and for the State's  retiree health unfunded  liability.  A cap on  employment  was again  enacted  for fiscal  year 2007,  exclusive  of higher education  and other  agency  positions.  Overall,  the 2007  Budget  reflects a rebound  with  agency  spending  growth  of 9.8%  after  several  years  of cost containment.  Overall  appropriations  totaled $29.0  billion,  representing  an increase of $2.4  billion over fiscal 2006.  The State again  considered  gaming alternatives,  but the General  Assembly  failed to pass  legislation  providing for video lottery  terminals.  It is currently  estimated  that the General Fund balance on a budgetary  basis at June 30,  2007,  will be  approximately  $119.6 million.  In  addition,  it  is  estimated  that  the  balance  in  the  Revenue
Stabilization Account of the State Reserve Fund will be $1,389.6 million.

      Outlook for Future  Fiscal  Years.  A potential  cash  shortfall  of about
$200 million between State revenues and current  services  spending is projected for fiscal  2008.  The  shortfall is expected to widen to around $1.3 billion in fiscal  year 2009 due to  reliance  on cash  balances  in  fiscal  year 2008 and steadily  increasing  Medicaid  spending.  By fiscal year 2011, the shortfall is projected  to reach $1.5  billion.  The  forecast  assumes  that in fiscal  year
2008 the State will spend the $120  million  balance in the General Fund as well as the $879  million  Revenue  Stabilization  Account  balance  in  excess  of 5
percent  of  general  fund   revenues.   Another  $678  million  of  contingency
resources would remain in the Revenue  Stabilization  Account balance  available to mitigate the outstanding  problem.  However,  if revenues out perform current estimates or spending is constrained from current  services levels,  the need to draw on contingency resources will be diminished.

      Investment  of State Funds.  State statute  provides  that the  investment of  unexpected  or surplus money over which the Treasurer has custody is limited to (1)  obligations  of the United States or its agencies or  instrumentalities;
(2)  repurchase  agreements  collateralized  in an amount  not less than 102% of
principal   by   obligations   of  the  United   States  or  its   agencies   or
instrumentalities;   (3)  bankers'   acceptances,   money  market  mutual  funds
(limited   to   securities   of  the   United   States   or  its   agencies   or
instrumentalities),  and commercial  paper (limited to 5% of total  investments)
all  only  with  the  highest  rating;  and (4) the  Maryland  Local  Government
Investment  Pool (the  investments  of which are  limited  to those in which the
Treasurer may invest.

      |X| State-Level Indebtedness.

      The State issues  general  obligation  bonds,  to the payment of which the
State's  ad  valorem   property  tax  is   exclusively   pledged,   for  capital
improvements  and for various  State-sponsored  projects.  Neither the  Maryland
Constitution  nor  general  laws of  Maryland  impose any limit on the amount of debt the State can incur.  However,  the  Maryland  Constitution  prohibits  the creation of State debt unless it is  authorized  by a law that  provides for the collection  of an annual tax or taxes  sufficient  to pay the interest  when due and to discharge  the principal  within 15 years of the date of issuance.  Taxes levied for this  purpose  may not be  repealed  or applied to any other  purpose until the debt is fully  discharged.  The taxes  levied need not be collected if or to the extent that funds  sufficient  for debt  service  requirements  in the next fiscal  year have been  appropriated  in the annual  budget.  Beginning  in fiscal year 2004,  the increase in the State  property tax rate  eliminated  the need  for  general  funds  to  subsidize  funding  of  general  obligation  debt service.  These  restrictions do not  necessarily  apply to other issuers within the State.

      The General  Assembly,  by separate enabling act,  typically  authorizes a particular  loan for a particular  project or purpose.  Beginning  with its 1990 session,  the General  Assembly  has  annually  enacted a Maryland  Consolidated
Capital  Bond Loan Act,  or "capital  bond bill," that within a single  enabling act  authorizes  various  capital  programs  administered  by State agencies and other  projects  for local  governments  or private  institutions.  The Board of
Public Works  authorizes  State general  obligation  bond issues and  supervises the expenditure of funds received  therefrom,  as well as all funds appropriated for capital  improvements other than roads,  bridges and highways.  Maryland had
$6.5 billion of State tax-supported debt outstanding as of March 1, 2006.

     The public  indebtedness  of the State of Maryland  and its agencies can be generally be divided into the following categories:

o     The State and  various  agencies  of the State  issue  general  obligation bonds,  payable  from ad valorem  taxes,  for  capital  improvements  and for
   various  projects  including  local-government   initiatives  and  grants  to
   private,  nonprofit,  cultural  and  educational  institutions.  The  State's real property tax is pledged  exclusively  to the repayment of its bonds.  As of October  2006,  the  State's  general  obligation  bonds were rated AAA by
   Fitch,  Aaa by  Moody's  Investors  Service,  Inc.,  and  AAA by  Standard  &
   Poor's.  We cannot  assure you that such  ratings will be  maintained  in the future.

o     The  Maryland  Department  of  Transportation  issues  for  transportation
   purposes   special   obligation   bonds  payable   primarily  from  specific,
   fixed-rate  excise  taxes and other  revenues  related  mainly to highway use
   but  including  an  expansion  to  the  BWI  airport,   rail   transportation
   facilities,  highways and other transportation  facilities.  Holders of these bonds are not entitled to look to any other sources of payment.

o     The Maryland  Stadium  Authority issues limited  special-obligation  bonds
   and  notes  to  finance   stadiums,   conference   centers  and  recreational
   facilities  payable  primarily from lease  rentals,  sports lottery and other revenues.  Holders  of these  bonds  are not  entitled  to look to any  other sources of payment.

o     Certain other State units,  such as  Maryland's  university  systems,  the
   Maryland  Transportation  Authority and the Maryland Water Quality  Financing
   Administration  are authorized to borrow funds  pursuant to legislation  that expressly  provides  that the  State  will not be  deemed  to have  given any pledge or  assurance  of  repayment,  and for  which  the State  will have no
   liability  for  repayment.   These   obligations   are  payable  solely  from
   specific non-tax  revenues of the borrowers,  including loan obligations from
   nonprofit  organizations,   corporations  and  other  private  entities.  The
   issuers  of these  obligations  are  subject to  various  economic  risks and uncertainties,  and the credit quality of the  securities  issued by them may vary  considerably  from the quality of obligations  backed by the full faith
   and  credit  of  the  State.   For  example,   the  Maryland   Transportation
   Authority,  like the Maryland Department of Transportation,  has issued bonds
   which  are  payable  solely  from  collections   from  airline  travel;   any
   significant  decline  in  air  traffic  for  the  BWI  airport  could  impede repayment  on such bonds.  In 2005 the General  Assembly  authorized  funding for the  Inter-County  Connector  highway project to be built in the Maryland
   suburbs  of  Washington,   D.C.  The  Maryland  Transportation  Authority  is
   authorized to issue grant  anticipation  revenue  (GARVEE) bonds in an amount not to exceed  $750  million;  these  bonds will be repaid  from a portion of
   Maryland's  future  federal  highway  aid. It is expected  that the  Maryland
   Transportation  Authority  will issue the first of these  bonds in early 2007 in the approximate amount of $380 million.

o     The State and certain of its  agencies  also have  entered  into a variety
   of   municipal   leases,   installment   purchase,    conditional   purchase,
   sale-leaseback  and other  similar  transactions  to finance the  acquisition and  construction  of capital  facilities  and equipment.  Such  arrangements are not  general  obligations  to which the State's  taxing  power is pledged but are ordinarily  backed by a covenant to budget for,  appropriate and make the payments due. Such  arrangements  generally  contain  "non-appropriation"
   clauses  which  provide that the State has no  obligation to make payments in future  years  unless  money is  appropriated  for such  purpose  on a yearly basis.  In the event that  appropriations  are not made, the State can not be held contractually liable for the payments.

      At  least  since  the  end of the  Civil  War,  the  State  has  paid  the principal of and  interest on its general  obligation  bonds when due.  Although the State has the authority to make  short-term  borrowings in  anticipation  of taxes  and other  receipts  up to a maximum  of $100  million,  the State in the past 20 years  has not  issued  short-term  tax  anticipation  notes or made any other similar  short-term  borrowings for cash flow purposes.  The State has not issued bond  anticipation  notes except in  connection  with a State  program to ameliorate  the impact of the  failure of certain  State-chartered  savings  and loans in 1985; all such notes were redeemed without the issuance of debt.

      The State and its units are parties to numerous  legal  proceedings,  many of which normally occur in governmental  operations.  The legal  proceedings are not, in the opinion of the Attorney  General,  likely to have a material adverse effect on the State's financial position.

      |X| Other Issuers of Maryland Municipal Securities.

      Maryland  can be divided  into 24  subdivisions,  comprised of 23 counties plus the  independent  City of  Baltimore.  Some of the counties and the City of
Baltimore  operate  pursuant to the provisions of charters or codes of their own adoption,  while others operate  pursuant to State  statutes.  As a result,  not all localities in Maryland  follow the  debt-authorization  procedures  outlined above.  Maryland  counties and the City of Baltimore  typically  receive most of their  revenues  from  taxes  on  real  and  personal  property,  income  taxes, miscellaneous  taxes, and aid from the State. Their expenditures  include public education,  public  safety,  public works,  health,  public  welfare,  court and correctional  services,  and general governmental costs.  Although some of these localities  have  received  ratings of AAA from rating  agencies,  these ratings are  often  achieved  through  insurance  or  other  credit  enhancement.  Other issuers within Maryland have received lower ratings.

      Many of Maryland's  counties  have  established  subsidiary  agencies with bond-issuing powers, such as sanitary districts,  housing  authorities,  parking revenue authorities and industrial  development  authorities.  For example,  the
Washington  Suburban  Sanitary  Commission,  which  provides  water and sewerage services in the District of Columbia  area,  and the  Maryland-National  Capital
Park and  Planning  Commission,  which  administers  a park  system,  both issue general  obligation bonds.  Many of the municipal  corporations in Maryland have issued general  obligation  bonds.  In addition,  all Maryland  localities  have the  authority  under  State  law to issue  bonds  payable  from  payments  from private  borrowers.  All of these  entities  are  subject  to  various  economic risks and  uncertainties,  including  the risks  faced by the  Maryland  economy generally,  and the credit quality of the securities  issued by them varies with the  financial  strengths of the  respective  borrowers.  Local  governments  in
Maryland  receive  substantial  aid from the State for a  variety  of  programs, including  public school  construction and  discretionary  grants.  However,  in recent years a shortfall  in State aid to local  governments  has required  some
Maryland  counties  to  find  creative  sources  of  revenue.   The  actual  and
projected budget  shortfalls at the State level, and other future events,  might require  further  reductions  in or the  discontinuation  of  some  or  all  aid payments  to local  governments.  Any such  cutback in State aid will  adversely affect local economies.

      |X|  Ratings of  Maryland  Municipal  Securities.  An  explanation  of the significance  of a  particular  rating may be  obtained  from the rating  agency furnishing  it. These  ratings may be changed at any time and no  assurance  can be given  that they will not be  revised  downward  or  withdrawn  by any or all rating  agencies,  if in  the  judgment  of  any or  all,  circumstances  should warrant  such  actions.  Any  downward  revision  or  withdrawal  of  any of the ratings could have an adverse  effect on market prices for the related  Maryland
Municipal Securities.

      |X| Risks and Uncertainties.

      Some  Maryland   Municipal   Securities  are  general   obligations  of  a
governmental  entity,  including  the State,  and are backed by the taxing power
of that  governmental  entity.   Generally,  the primary default risk associated
with  government   obligations  is  the  nonpayment  of  taxes  supporting  such
securities.   Certain  Maryland  Municipal  Securities  may  be  obligations  of issuers  other  than the  State.  Although  the  State  regularly  receives  the highest ratings from ratings  agencies,  local governments and other issuers may have higher  debt-to-assessment  ratios,  and/or greater  credit risk,  than the
State  itself,  and  as a  result  may be  unable  to  repay  the  State  on the underlying indebtedness.

      Other Maryland  Municipal  Securities  are payable  directly or indirectly from the income of a specific  project or  authority  and are not  supported  by the issuer's power to levy taxes.  General  obligation  bonds are secured by the issuer's  pledge of its  faith,  credit  and  taxing  power for the  payment  of
principal and  interest.   Revenue  bonds,  on the other hand,  are payable only
from the revenues  derived from a  particular  facility or class of  facilities, such as health  care  facilities,  or, in some  cases,  from the  proceeds  of a special excise tax or other specific revenue source.

      Other  obligations  are issued by entities such as industrial  development authorities  and housing  authorities,  which may issue debt payable solely from the revenues of private  institutions.  Examples  include  municipal  securities used to finance charitable  educational and health care facilities,  multifamily
housing   facilities,   solid  waste,   airport  and  other  exempt   facilities
financings  as well as single  family  mortgage  bonds.  The default risk may be higher  for such  obligations,  since the  repayment  of the bonds may be wholly dependent  on a  particular  private  conduit  obligor or trends in a particular industry.  For example,  recent  bankruptcies in the airline industry could have an impact on the value and  likelihood  of  repayment on conduit  revenue  bonds issued to  finance  airport  facilities.  Medicare  and  Medicaid  reimbursement rate  changes and changes in the  insurance  industry  can affect the  financial viability  of health  care  facilities  such as  nursing  homes.  Single  family mortgage  bonds  are  subject  to  extraordinary  mandatory  redemption  as  the underlying  home loans are  refinanced,  which may result in  retirement  of the bonds at prices less than their original purchase prices.

      The Federal Reserve has continued to raise  short-term  interest rates for some  time.  Gasoline  and  construction  material  prices  are  high.  Maryland electric  rates are also projected to increase  substantially  during the summer of 2006. The resulting  effects of higher  interest  rates,  higher gasoline and construction  material  prices,  and  increased  electric  rates on  spending by consumers  and  borrowing  or  investments  by  businesses  and  individuals  is difficult to predict.  Furthermore,  Maryland's  economy is unusually  dependent on the federal  government and the service sector because a large  percentage of
Maryland  residents  are employed in those  fields.  In addition,  a significant proportion of Maryland's  revenues  comes from the federal  government,  both in direct aid and  through  federal  payment  for goods and  services  provided  by
Maryland  businesses  and local  governments.  A slowing of the pace of economic growth in the service  sector,  reductions in federal  jobs, or funds  otherwise available  to Maryland  could  continue  to create  budget  difficulties  at the
State  and  local  level.  Slower  economic  growth  may  generate  insufficient income  tax and  sales  tax  revenues,  which are  important  components  of the
State's  budgeted  revenues.  These  trends  could  force  the  State  and other
Maryland local governments to further decrease spending,  cut employment,  raise taxes or take other  measures  to balance its  budget.  These and other  factors will also affect the county and local  economies in Maryland,  and to the extent they  stress  the  State's  budget,  will  diminish  the  amount  of  State  aid available to local governments.

      Finally,  national  and  international  developments,  such as rising  oil costs,  could have a  materially  adverse  effect on the  economy  in  Maryland.
Governments  and  businesses  could incur costs in replacing  employees  who are
called  to  serve  in  the  armed   forces.   Layoffs   and   cutbacks   in  the
transportation and tourism  industries could increase  unemployment in Maryland, and declines in related  industries could hamper Maryland's  economy.  Baltimore and  other  municipalities,  many of  which  were  already  experiencing  fiscal pressures due to general  economic  conditions  and other  factors,  continue to need funds to cover  anti-terrorism  costs.  However,  we cannot assure you that such  funds  will  be  available  and,  if such  funds  are  unavailable,  these
jurisdictions  could  face  economic   difficulties  in  the  future.   Economic
factors  affecting  the State  will also  affect  the  counties  and the City of
Baltimore,  as well as agencies  and private  borrowers.  In  particular,  local governments  depend on State  aid,  and any  cutbacks  in such aid  required  to balance the State  budget could  adversely  affect  local  budgets.  If negative trends  continue,  Maryland's  State and local  governments  might  need to take more drastic measures, such as increasing taxes, to balance their budgets.

Special Investment Considerations - Massachusetts Municipal Securities. As
explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of the Commonwealth of Massachusetts (referred to in this section as "Massachusetts" or the "Commonwealth") and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in Massachusetts municipal securities is only a summary, based on the Information Statement of the Commonwealth of
Massachusetts dated April 18, 2006 (the "2006 Information Statement") and on
publicly-available official statements relating to offerings by Massachusetts on or prior to April 18, 2006.  No representation is made as to the accuracy of this information.  The Commonwealth noted that all estimates and assumptions in the 2006 Information Statement were made on the best information available and were believed to be reliable, but that no representations whatsoever were made that such estimates and assumptions would be correct.  So far as any statements made involved matters of opinion, whether or not expressly so stated, they were intended merely as such and not as representations of fact.

      Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy.  While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 was expected to lead to a population distributed more heavily in the 65 and over age group in the next
25 years.  Just as the working-age population has increased, income levels in
Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average.
These higher levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990's, considerably lower unemployment rates in Massachusetts than in the United
States since 1980.  The state is now recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels.

      |X| Factors Affecting Investments in Massachusetts Securities.  The
Commonwealth reported that its operating fund structure satisfies the requirements of state finance law and is in accordance with generally accepted accounting principles (GAAP), as defined by the Government Accounting
Standards Board (GASB).  The Commonwealth's General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth.  These funds are referred to as the "Budgeted Operating Funds" of the Commonwealth.  Budgeted Operating
Funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them.  Budgeted Operating Funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

      Two of the budgeted operating funds account for most of the
Commonwealth's appropriated spending:  the General Fund and the Highway Fund, from which approximately 97% of fiscal 2005's statutory basis budgeted operating fund expenditures were made.  The remaining approximately 3% of statutory operating fund expenditures occurred in other operating funds.
Massachusetts law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget.
However, this is a statutory requirement that may be superseded by an appropriation act.

      Capital expenditures are primarily financed with debt proceeds, federal reimbursements, payments from third parties and transfers from other governmental funds.  The issuance of debt also requires two-thirds approval by both houses of the Legislature.  Upon such approval, the Governor submits a bill to the Legislature, which describes the terms and conditions of the borrowing for the authorized debt.  The Governor, through the Secretary of
Administration and Finance, controls the amount of capital expenditures through the allotment of funds in support of such authorizations, and therefore controls the amount of debt issued to finance such expenditures.

      Although state finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the
State Treasurer and the Executive Office for Administration and Finance, for
prioritizing payments based on state finance law and sound fiscal management practices.  Under those procedures, debt service on the Commonwealth's bonds and notes is given the highest priority among the Commonwealth's various payment obligations.

      |X| The 2006 Fiscal Year.  The fiscal 2006 General Appropriation Act
(the annual budget legislation, or "GAA", as finally enacted), as supplemented through April 18,  2006, provided for $23.977 billion of appropriations in the
Budgeted Operating Funds, including $1.275 billion for fiscal 2006 pension obligations.  In addition to the spending appropriated in the GAA, the
Commonwealth has significant "off-budget" expenditures in the amounts of dedicated sales taxes transferred to the Massachusetts Bay Transportation
Authority (MBTA) and Massachusetts School Building Authority (MBSA), projected to be in the amounts of $712.6 million and $488.7 million, respectively, and
$332.5 million of off-budget expenditures in the medicaid program.

      On June 29, 2005, the Governor signed the GAA for 2006.  The budget as signed included $23.806 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed.
The Legislature has subsequently overriden $108.9 million of the Governor's vetoes, bringing the total value of the GAA to $23.915 billion.  The GAA
(including overrides) budgeted $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

      For the fiscal 2006 budget, the Executive Office for Administration and
Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates.  The administration's estimate was based upon its
April 15, 2005 tax revenue estimate for fiscal 2006 of $17.5 billion, 2.4%
more than fiscal 2005 receipts of $17.087 billion.  (The administration's
April 2005 tax revenue estimate was subsequently adjusted for several legal developments, which reduced the fiscal 2006 estimate by $52.5 million, to
$17.448 billion, 2.1% over fiscal 2005 tax receipts.)  The House and Senate
Ways and Means Committees estimated tax revenue at $17.283 billion, or 1.2%
above actual fiscal 2005 receipts, including a base of $17.1 billion
(effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from proposed tax loophole legislation, and $78.0 million in revenue resulting from increased audits.  Both the Legislature's and Governor's gross tax estimates included $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA and
$488.7 million in sales taxes dedicated to the MSBA.  The MBTA and MSBA costs are deducted from the gross tax estimate to determine net tax revenue.

      On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2006 by $509.0 million, to $17.957 billion.  On
January 17, 2006, the Executive Office for Administration and Finance further increased the tax revenue estimate for fiscal 2006 by $201.0 million, to
$18.158 billion.

      |X| Fiscal 2007 Budget Proposals.  On January 25, 2006, Governor Romney
filed his fiscal 2007 budget proposal.  The spending plan budgeted $25.187 billion, including $7.101 billion in Medicaid, $4.047 billion in K-12 education, $2.064 billion for debt service and contact assistance, $1.355 billion in non-educational local aid, and $10.620 billion for all other programs and services.  The Governor's budget included a phased decrease in the personal income tax from 5.3% to 5.15% on January 1, 2007, and to 5.0% on
January 1, 2008.  This tax cut reduces projected tax revenue for fiscal 2007 by $132.0 million.

      The fiscal 2007 budget included an increase of 17.1% in non-education local aid by directing that all net proceeds from the state lottery be distributed to the Commonwealth's cities and towns, as had been done prior to fiscal 2003.  The budget included an increase of 3.4% in Medicaid relative to the fiscal 2006 GAA.  Medicaid spending for fiscal 2006 was projected to fall
$102.3 million below the budgeted level.  Factoring in this projected reversion, recommended Medicaid growth is 4.9% relative to fiscal 2006 projected spending.  The Governor's budget recommendation proposed an increase of $275.0 million, or 7.3%, in K-12 education.  These funds are proposed to support reforms to the State's principal education funding law, called Chapter
70, by making it more responsive to enrollment changes, addressing historical aid inequities among similar communities, and recognizing increases in certain categories of school costs.  The increased education funding would also provide for certain components of the Governor's Education Reform initiative, filed in September 2005, which have been re-filed in the budget.

      The Governor's budget included a $200.0 million reserve account at the
Executive Office for Administration and Finance to fund costs that may result from healthcare reform legislation being formulated in a joint House and
Senate conference committee.  In addition, the Governor has proposed that
$50.0 million of the $200.0 million be taken from the Health Care Security
Trust to support one-time costs associated with the implementation of healthcare reform in Massachusetts.  (The Health Care Security Trust holds unexpected funds received from the master settlement agreement with tobacco companies and has a balance of $443.6 million).  The budget also included the use of $60.5 million from the Stabilization Fund to provide the tax refunds resulting from legislation signed on December 8, 2005 requiring overpayments of capital gains taxes during the 2002 tax year to be refunded to taxpayers.
The budget also proposed to suspend for fiscal 2007 the statutory transfer of one-half of 1 percent of current year tax revenues to the Stabilization Fund prior to the calculation of the consolidated net surplus.

      On April 10, 2006, the Committee on Ways and Means of the Massachusetts
House of Representatives submitted its fiscal 2007 budget proposal.  This proposal included spending of $25.271 billion.  It also included a $200.0 million reserve to fund healthcare reform efforts in the Commonwealth consistent with the fiscal 2007 budget proposal filed by the Governor.  The
Committee also proposed the transfer of $275.0 million from the Commonwealth's
Stabilization Fund to its General Fund to fund a portion of fiscal 2007 expenditures.  The House Ways and Means Committee budget does not include a reduction in the personal income tax to 5.15% as the Governor had proposed, thus providing an additional $132.0 million in projected revenue in fiscal
2007.

      |X| Commonwealth Revenues.  In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the
Highway Fund and other Budgeted Operating Funds.  In fiscal 2005, on a statutory basis, approximately 65.6% of the Commonwealth's Budgeted Operating
Revenues and other financing sources were derived from state taxes.  In addition, the federal government provided approximately 19.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.  The measurement of revenues for the
Budgeted Operating Funds on a statutory basis differs from governmental revenues on a GAAP basis.  The Commonwealth's executive and legislative branches establish the Commonwealth's budget using the statutory basis of accounting.

      State Taxes.  The major components of state taxes are the income tax, which was projected to account for approximately 55.9% of total tax revenues in fiscal 2006, the sales and use tax, which was projected to account for approximately 22.4%, and the corporations and other business and excise taxes
(including taxes on insurance, financial institutions and public utility corporations), which were projected to account for approximately 12.2%.  Other tax and excise sources were projected to account for the remaining 9.5% of total fiscal 2006 tax revenues.

      The Department of Revenue has estimated that tax law changes increased tax collections by approximately $31 million in fiscal 2005 compared to fiscal
2004, would increase tax collections by approximately $64 million in fiscal
2007 compared to fiscal 2006.  The fiscal 2007 increase compared to fiscal
2006 was attributed to the fact that some of the tax reductions enacted during fiscal 2006 would result in greater revenue loss in fiscal 2006 than in fiscal
2007.

      On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2006 by $509.0 million, to $17.957 billion.  On
December 12, 2005, a fiscal 2007 consensus revenue estimate hearing was held, jointly chaired by the Secretary of Administration and Finance and the
Chairperson of the House and Senate Ways and Means Committees.  At that hearing, the Commissioner of Revenue, the Massachusetts Taxpayers Foundation,
and Beacon Hill Institute provided tax revenue projections for fiscal 2006 and fiscal 2007.  Fiscal 2006 tax revenue projections ranged from $17.878 billion to $18.028 billion.  Subsequent to these forecasts, December 2005 tax collections were stronger than projected in the October 26, 2005 Executive
Office for Administration and Finance fiscal 2006 tax revenue estimate of
$17.957 billion.  On January 17, 2006, the Executive Office for Administration
and Finance revised the 2006 tax revenue estimate to $18.158 billion.

      At the December 12, 2005 consensus revenue estimate hearing, the
Commissioner of Revenue and representatives from the Massachusetts Taxpayers
Foundation, and Beacon Hill Institute provided tax revenue projections for fiscal 2007 ranging from $18.878 billion to $19.951 billion.  On January 13,
2006, the Executive Office for Administration and Finance and the Chairpersons
of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal 2007 Commonwealth tax estimate of $18.975 billion, of which
$734.0 million was dedicated to the MBTA, $1.335 billion was dedicated to the
Commonwealth's annual pension obligations, and $572.5 million was dedicated to the MSBA.  The fiscal 2007 tax revenue estimate represents growth of 4.5% over fiscal 2006.  Excluding changes in the tax code, this represents growth of
4.1%, referred to as the baseline growth rate.

      The Commonwealth reported that tax revenue collections for the first nine months of fiscal 2006, ended March 31, 2006, totaled $12.867 billion, an increase of $953.9 million or 8.0% over the first nine months of fiscal 2005.
The year-to-date tax revenue increase of $953.9 million over fiscal 2005 was attributed in large part to an increase of approximately $331.5 million or
5.7% in withholding collections, an increase of approximately $179.0 million or 16.4% in income tax estimated payments, an increase of approximately $117.6 million or 4.1% in sales and use tax collections, and an increase of approximately $440.7 million or 35.4% in corporate and business collections, which were partially offset by changes in other revenues (net of refunds).
The year-to-date collections exceeded the year-to-date benchmark by approximately $106.1 million.  The year-to-date benchmark was based on the fiscal 2006 tax revenue estimate of $18.158 billion issued by the Executive
Office for Administration and Finance on January 17, 2006.

      |X| Cash Flow.  The Commonwealth reported that fiscal 2006 opened with a starting balance of $2.553 billion of cash and was projected to have a June
30, 2006 ending balance of $1.584 billion.  These figures do not include balances in the Commonwealth's Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $435.7 million with respect to the starting balance and
$202.2 million with respect to the ending balance.  Excluding these sequestered capital funds, the Commonwealth's operating cash balance opened the year at $2.117 billion and was projected to end the fiscal year at $1.382 billion, a $735.0 million decrease.  A portion of the overall decline in the operating cash balance was attributed to the anticipated net transfer of
$1.104 billion to the Commonwealth's Stabilization Fund during and in respect of fiscal 2006.

        |X| Commonwealth Indebtedness.  Under its constitution, the
Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be repaid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.  The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan.  In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the
Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation that is privately owned or managed.

      The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto.  However, the property of the
Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation.
Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or
Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied.  The United States Bankruptcy Code is not applicable to states.  The Commonwealth has statutory limits on the amount of outstanding "direct" bonds (i.e., excluding bonds to be refunded with the proceeds of the issuance of refunding bonds).  The statutory limit on "direct"
bonds during fiscal 2006 is $14.137 billion.  By law, certain kinds of bonds issued by the Commonwealth may not be subject to this limitation.

      The Commonwealth is authorized to issue three types of debt directly -
general obligation debt, special obligation debt and federal grant anticipation notes.  General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth.  Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund.  Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.  The Commonwealth reported that as of April 2, 2006, it had
$15.230 billion in general obligation debt outstanding.

      The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth.  These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities,
(b) budgetary contractual assistance liabilities or (c) contingent liabilities.

      General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention
Center Authority, the Massachusetts Development Finance Agency and the
Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts
Turnpike Authority that are not explicitly tied to debt service.  Such liabilities constitute a pledge of the Commonwealth's credit for which a two-thirds vote of the Legislature is required.

      Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development
Financing Authority and the Route 3 North Transportation Improvements
Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program.  Such liabilities do not constitute a pledge of the Commonwealth's credit.

      Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.  These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth's credit has been pledged, as in the case of certain debt obligations of the MBTA, certain regional transit authorities, the Woods
Hole, Martha's Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth's credit has not been pledged, as in the case of the Commonwealth's obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth's obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and
Education Facilities Authority and the Massachusetts State College Building
Authority.

      The ability of the Commonwealth to meet is obligations will be affected by future social, environmental and economic conditions, among other things, as well as by legislative policies and the financial condition of the
Commonwealth.  Many of these conditions are not within the control of the
Commonwealth.

      |X| Independent Authorities and Agencies.  The Legislature has
established independent authorities and agencies within the Commonwealth
(numbering 57 as of June 30, 2005), the budgets of which are not included in the Commonwealth's annual budget.  The Governmental Accounting Standards Board
(GASB) Statement 14 articulates standards for determining significant financial or operational relationships between the primary government and its independent entities.  In fiscal 2005, the Commonwealth had significant operational or fiscal relationships, or both, as defined by GASB Statement 14
(as amended), with 36 of its 57 authorities.

      |X| Local Aid.    The Commonwealth makes substantial payments to its
cities, towns, and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services.  Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance.  Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet"
prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds.  In fiscal 2005, exclusive of the school building assistance program, which was restructured, moved off-budget, and transferred to the newly created Massachusetts School Building Authority, approximately
18.2% of the Commonwealth's budgeted spending was allocated to direct local aid.  In fiscal 2006, approximately 18.6% of the Commonwealth's projected budgeted spending is estimated to be allocated to direct local aid.

      As a result of comprehensive education reform legislation enacted in
June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula specified in Chapter 70 of the General Laws designated to provide more aid to the Commonwealth's poorer communities.  The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil.  For fiscal 2005, $2.941 billion of state aid was required to supplement required local spending to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of
$3.183 billion.  Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.
Several specific programs are also funded through direct local aid, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents.  Until creation of the MSBA in fiscal
2005, the state's share of school building construction costs was also included in direct local aid.  The State Lottery and Additional Assistance programs, which comprise the other major components of direct local aid, provide unrestricted funds for municipal use.

      In addition to direct local aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MTBA assistance and debt service, pensions for teachers, funding for road construction, and the costs of courts and district attorneys that formerly had been paid by the counties.

      |X|   Ratings of the Commonwealth's Securities.  As of October 18, 2006,
Standard & Poor's had rated the Commonwealth's general obligation bonds "AA,"
Moody's had rated those bonds "Aa2" and Fitch had rated those bonds "AA".
Ratings reflect only the respective views of such rating agencies, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same.  There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. A downward revision or withdrawal of a rating may could have an adverse effect on the market prices of the State and municipal securities in which the Fund invests.

      |X|   Pending Litigation.  There are pending in courts within the
Commonwealth various suits in which the Commonwealth is a defendant.  In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      From time to time actions may be brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies.  To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Special Investment Considerations - Michigan Municipal Securities.  As
explained in the Prospectus, the Michigan Municipal Fund will invest most of its assets in securities by or on behalf of the State of Michigan and its subdivisions, agencies, instrumentalities or authorities. The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Michigan obligations. The following information on risk factors in concentrating in Michigan municipal securities is only a summary, based on information provided by Michigan in publicly-available official statements relating to offerings by Michigan on or prior to April 13, 2006.  No representation is made as to the accuracy of this information.

      |X|   Factors Affecting Investments in Michigan Municipal Securities

      Economic Characteristics.  The economy of the state has proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods.  Employment in the durable goods manufacturing sector was approximately 529,100 and non-durable goods manufacturing employment was approximately 149,600 in 2005.  Total state employment in calendar year 2005 averaged 4,754,000 and total manufacturing employment averaged 678,800 that year.  The state's average unemployment rate for calendar year 2005 was 6.7 percent, down from 7.0 percent in 2004, but up from 3.7 percent in 2000.

      Motor vehicle and motor vehicle parts employment is an important component of Michigan's economy.  The combined motor vehicle and motor vehicle parts employment totaled 224,100 in 2005, down from 239,800 in 2004.
Recently, the state's economy has been affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity.  Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Fund investments.

      State Fiscal Matters - General.  In 1978, Michigan's Constitution was
amended to limit the amount of total state revenues raised from taxes and other sources.  State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of personal income in the prior calendar year or average of the prior three calendar years, whichever is greater.  The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 state personal income.  If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax.  Any excess of less than one percent may be transferred to the state's Budget Stabilization Fund.

      Michigan's Constitution provides that the proportion of state spending paid to all units of local government to total state spending may not be
reduced below the proportion in effect in the 1978-79 fiscal year.   If such
spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General.
Michigan's Constitution also requires the state to finance any new or expanded activity of local governments mandated by state law.

      The state may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

      State expenditures are not permitted by the state's Constitution to exceed available revenues.

      Tax Revenues.  Michigan currently levies a 6 percent sales tax on retail sales with certain exceptions for items such as food and prescription drugs and a 6 percent use tax on the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph or other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property.  A constitutional amendment is required to increase the sales tax rate.  A ballot proposal approved by the electorate on
March 15, 1994, increased the sales and use tax rates from 4 percent to 6 percent and constitutionally dedicated revenues from the 2 percentage point rate increase to the state's School Aid Fund.  Of the remaining sales tax revenues generated by the 4 percentage point rate, 60 percent of collections is distributed to the School Aid Fund for operating aid to local school districts in the state.  An additional 15 percent of the revenues generated by the 4 percentage point rate is constitutionally dedicated to local units of government for general operating purposes.

      Michigan levies a flat rate tax on the adjusted gross income of individuals, estates, and trusts.  The income tax rate was 4.4 percent for tax years 1995 through 1999.  The rate was reduced to 4.2 percent for tax years
2000 and 2001, to 4.1 percent for 2002 and 4.0 percent for 2003.  The rate remained at 4.0 percent for the first six months of tax year 2004 and was reduced to 3.9 percent on July 1, 2004.  Effective October 1, 1996, 23 percent of gross income tax collections before refunds were earmarked to the School
Aid Fund, with the remainder dedicated to the State General Fund.  The percentage earmarked to the School Aid Fund rose in proportion to the rate cuts so that the rate cuts would not reduce the amount dedicated to the School
Aid Fund.  The School Aid Fund now receives 25.95 percent of gross income tax collections before refunds.

      In 1976, Michigan replaced its then existing business tax structure, which included corporate income taxes, various franchise and special business fees and local property taxes on inventories, with the Single Business Tax
("SBT").  The SBT is a value-added tax imposed on all business activities with annual adjusted gross receipts of $350,000 or more.  In 1999, legislation was passed completely phasing out the SBT.  Effective January 1, 1999, the SBT rate was reduced from 2.3 percent to 2.2 percent and was to be reduced annually by 0.1 percentage point each January 1 until the tax was completely eliminated.  The 1999 legislation also replaced the SBT's capital acquisition deduction with an investment tax credit.  The annual rate reduction does not occur if the Countercyclical Budget and Economic Stabilization Fund ("BSF")
balance for the prior fiscal year is $250 million or less.  SBT rate reductions cease until the BSF fiscal year ending balance returns to a level above $250 million.  The BSF balance fell below the $250 million threshold at the end of the State's 2002 fiscal year.  As a result, the SBT did not fall on
January 1 of 2003 and will remain at its current rate of 1.9 percent until the
BSF balance goes back above $250 million.  Legislation enacted in 2002 repeals the SBT for tax years beginning after December 31, 2009.

      Michigan levies a 6 mill statewide property tax known as the state education tax ("SET").  The proceeds of the SET are deposited into the State's
School Aid Fund.  Other taxes levied by the state include a tax on real estate transfers, various motor fuel taxes, taxes on beer, wine and liquor and cigarettes and other tobacco products, and a number of smaller taxes.  A portion of some of these taxes are dedicated for specific purposes, including payments to local units of government and school districts.

      General Fund.  Michigan's General Fund receives those revenues of the state not specifically required to be included in other funds.  General Fund revenues are obtained approximately 51 percent from the payment of state taxes and 49 percent from federal and non-tax revenue sources.  General Fund revenues are segregated into two categories for accounting purposes:  General
Purpose and Special Purpose.  Because the state accounts for these expenditures on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures.

      General Purpose revenues consist primarily of that portion of taxes and federal aid not dedicated to any specific purpose.  General Purpose revenues account for approximately 38 percent of total General Fund revenues.  General
Purpose revenues consist primarily of that portion of taxes and federal aid not dedicated to any specific purpose.  General Purpose revenues account for approximately 38 percent of total General Fund revenues.

      Special Purpose revenues consist primarily of federal aid, taxes and other revenues dedicated to specific purposes.  Special Purpose Revenues account for approximately 62 percent of total General Fund revenues.  Federal aid accounted for approximately 70 percent of Special Purpose revenues.  The
State estimated that approximately three-fourths of the State's federal aid revenues require matching grants by the State.  The percentage of State funds to total expense in programs requiring matched funds varies generally between
10 and 50 percent.

      Approximately two-thirds of total General Fund expenditures are made for education, and by the Department of Human Services and by the Department of
Community Health.

      State support of public education consists of aid to local and intermediate school districts, charter schools, state universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs which provide additional special purpose funding for local and intermediate school districts.

      The Department of Human Services and the Department of Community Health
administer economic, social and medical assistance programs, including
Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures.  The TANF grant requires state contributions tied to a 1994 maintenance of effort level.  The Medicaid program continues on a matching basis, i.e., with federal funds supplying more than 50 percent of the fund.

      General Fund - Resources and Expenditures. Starting in 2001, Michigan
has experienced an economic downturn, which has adversely affected state revenues.  In each of the fiscal years ending September 2001 through 2005, the state ended the year with its General Fund in balance, by among other actions, substantially depleting the BSF and cutting expenditures in a number of areas, including payments to counties, cities and other local units of government and school districts and public institutions of higher education.

       The state reported that actual General Fund-General Purpose total available resources (including tax revenue, non-tax revenue and other resources) were $9.041 billion in fiscal year 2004-05 and were projected to be
$9.095 billion and $9.255 billion in fiscal years 2005-06 and 2006-07, respectively.

      The state reported that actual General Fund-General Purpose total expenditures were $8.794 billion in fiscal year 2004-05 and were projected to be $8.982 billion and $9.253 billion in fiscal years 2005-06 and 2006-07, respectively.

      The state currently projects that the General Fund will be in balance on
September 30, 2006, the close of the current fiscal year.

      |X|   The 2006-07 Fiscal Year

      Economic Outlook

      Michigan's economic forecast in January of 2006 for calendar years 2006 and 2007 projected slower growth in 2006 and 2007 compared to 2005.  Real GDP was projected to grow 3.2 percent in 2006 and 3.0 percent in 2007, on a calendar year basis.  Light vehicle sales were projected to total 16.7 million units in 2006 and 16.8 million units in 2007.

      The forecast assumed slowing inflation.  The U.S. Consumer Price Index was projected to increase by 2.7 percent in 2006 and 2.0 percent in 2007.
Ninety-day T-bill rates were expected to average 4.6 percent in 2006 and 4.8 percent in 2007.  The United States' unemployment rate was projected to average 4.9 percent for both 2006 and 2007.

      Total Michigan wage and salary employment was projected to decrease 0.6 percent in 2006 and remain unchanged in 2007.  The State's unemployment rate was projected to average 7.1 percent in both 2006 and 2007.

      2006-07 Budget.  The Governor's executive budget for the fiscal year commencing October 1, 2006 was submitted to the Legislature on February 9,
2006.  The State Legislature is still considering the budget.

|X|___Michigan's General Obligation Debt

      Michigan's Constitution limits state general obligation debt to (i)
short-term debt for state operating purposes, (ii) short and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

      Short-term debt for operating purposes is limited to an amount not to exceed 15 percent of undedicated revenues received during the preceding fiscal year.  Under the state Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred.  Such debt does not require voter approval.

      The amount of debt incurred by the state for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts.  The bonds may be issued in whatever amount is required without voter approval.  All other general obligation bonds issued by the state must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election.  There is no limitation as to number or size of such general obligation issues.

      There are also various state authorities and special purpose agencies created by the state which issue bonds secured by specific revenues.  Such debt is not a general obligation of the state.

      The state has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes.

      Michigan reported that as of the fiscal year ended September 30, 2005, the State had $1.617 billion in general obligation bonds outstanding.  Debt service (principal and interest due) on the state's general obligation bonds was reported to have been $124.1 million as of September 30, 2005 and was forecast to be $114.5 million and $141.6 million as of September 30, 2006 and
September 30, 2007, respectively.

|X|   Litigation

      Michigan is a party to various legal proceedings seeking damages or injunctive or other relief.  In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances.  These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.  Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes.  The state is also a party to various legal proceedings which, if resolved in the state's favor would result in contingency gains to the state's General Fund balance, but without material effect upon Fund balance.  The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

      |X|   Pensions and Other Post-Employment Benefits

      Michigan administers all of the following defined benefit pension plans:
Legislative Retirement System (LRS); State Police Retirement System (SPRS);
State Employees' Retirement System (SERS); Public School Employees' Retirement
System (MPSERS); Judges' Retirement System (JRS); and Military Retirement Plan
(MRP).

      The state makes legally required contributions only to the SPRS, SERS,
JRS, LRS and MRP.The State does not contribute to MPSERS, which is a cost-sharing multi-employer system.  The contributions for probate judges in the Judges' Retirement System are non-employer contributions to cost-sharing multiple-employer defined benefit pension systems.  The contributions to all other systems are employer contributions to defined benefit systems.  However, the state does not make actuarially computed contributions to the MRP.  MRP benefits, which are funded on the pay-as-you-go basis, are paid from the
General Fund.

      In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, "OPEB") to many of its retired employees.  Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the state makes required contributions, except MRP.  Those benefits are funded on a pay-as-you-go basis.

      The Government Accounting Standards Board has promulgated accounting and financial reporting standards ("GASB Statement No. 45"), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees' years of service and provides information about actuarial accrued liabilities associated with OPEB.  The State is not required to adopt the standards set forth in GASB Statement No. 45 until its 2007-08 fiscal years.

      The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than LRS.  The actuarial valuation is unrelated to the
State's compliance with GASB Statement No. 45.  The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State's pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No.
45.  Accordingly, the results of the annual actuarial valuation of OPEB obtained by the state may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

      For additional information on Michigan's pension and other post retirement benefit matters, see that portion of the state's Official Statement for its $66,830,000 Multi-Modal General Obligation School Loan Bonds, Taxable
Series 2006A dated April 13, 2006, contained in Appendix I thereto labeled
"RETIREMENT FUNDS", which official statement speaks only as of its date, and has been filed with each Nationally Recognized Municipal Securities
Information Repository, the State Information Depository for Michigan and the
Municipal Securities Rulemaking Board.

|X|   Ratings of the State's Securities

      As of October 18, 2006, Moody's, Standard & Poor's and Fitch have assigned Michigan's general obligations bonds ratings of "Aa2,"  "AA," and
"AA", respectively.

      These ratings have been assigned based on the creditworthiness of the state.  Explanations of the significance of such ratings may be obtained only from the rating agencies furnishing the same.  Each rating expresses only the view of such respective rating agency.  There can be no assurance that such ratings will continue for any given time or that such ratings will not be revised or withdrawn.  A revision or withdrawal of any of the ratings may have an adverse material affect on the market of the state and municipal securities in which the Fund invests.

|X|   Local Issuances

      Investors should note that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the state and that there may be no obligation on the part of the state to make payment on such local obligations in the event of default.

      Although all or most of the bonds in the Fund are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the state may experience will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on or principal of the bonds, particularly in view of the dependency of local governments and other authorities upon state aid and reimbursement programs and, in the case of bonds issued by the
State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the state to meet debt service requirements upon such bonds.

Special Investment Considerations - Minnesota Municipal Securities.  As
explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of the State of Minnesota (referred to in this section as
"Minnesota" or the "State") and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in
Minnesota municipal securities is only a summary, based on information provided by Minnesota in publicly-available economic forecasts released on or prior to February 2006 and official statements relating to offerings by
Minnesota on or prior to January 24, 2006.  No representation is made as to the accuracy of this information.

      Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, Minnesota is the 12th largest and 20th most populous state in the Union.

      |X|___Factors Affecting Investments in Minnesota Municipal Securities.

      The State's Economy.  Diversity and a significant natural resource base are two important characteristics of the State's economy.

      When viewed in 2004 at a highly aggregative level of detail, the structure of the State's economy paralleled the structure of the United States economy as a whole.  State employment in fourteen major sectors was distributed in approximately the same proportions as national employment.  In all sectors, the share of total State employment was within two percentage points of national employment share.

      Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories.  In the durable goods industries, the State's employment in 2004 was highly concentrated in the fabricated metals, machinery, and computers and electronics categories.  Of particular importance is the computers and electronics category in which 24.3% of the
State's durable goods employment was concentrated in 2004, as compared with
14.9% for the United States as a whole.  The emphasis is partly explained by the location in the State of certain computer equipment manufacturers which are included in the computers and electronics classification.

      The importance of the State's rich resource base is apparent in the employment mix in non-durable goods industries.  In 2004, 36.0% of the State's non-durable goods employment was concentrated in food manufacturing.  This compares to 27.7% in the national economy.  Food manufacturing relies heavily on renewable resources in the State.  Over half of the State's acreage is devoted to agricultural purposes.  Printing and related industries are also relatively more important in the State than in the U.S.
      Mining is currently a less significant factor in the State economy than it once was.  Mining employment, primarily in the iron ore or taconite industry, dropped to 3,500 in 2004, down from 6,100 in 1990.  However,
Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

      In the period 1990 to 2000, overall employment growth in Minnesota exceeded national growth.  Manufacturing has been a strong sector, with
Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and 2000-04 periods.

      In the 1990 to 2000 period, total employment in Minnesota increased
23.9% while increasing 19.9% nationally.  Non-farm employment data indicate the recession which began in July 1990 was less severe in Minnesota than in the national economy, and that Minnesota's recovery was more rapid than the nation's.  The recent recession and recovery presents a mixed picture.  For the 2000-04 period, Minnesota non-farm employment declined 0.4% compared to
1.0% nationally.  However, since 2000, Minnesota seasonally adjusted non-farm employment has grown more slowly than its national counterpart.

      Since 1990, State per capita personal income has usually been within ten percentage points of national per capita personal income.  The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average.  In 2004,
Minnesota per capita personal income was 109.5% of its U.S. counterpart.

      Relative to the eleven other states in the North Central region of the
U.S., in the level of personal income per capita, Minnesota ranked second among the twelve states in 1990 and first in 2004.  During the period 1990 to
2000, Minnesota ranked first in growth of personal income and fourth during the period 2000 to 2004.  Minnesota ranked second in personal income growth among neighboring states in 2003-04.  Over the period 1990 to 2000, Minnesota non-farm employment grew 25.7% while the entire North Central region grew
18.6%.  During the 2000-04 period, Minnesota non-farm employment declined
0.3%, while regional employment declined 2.9%.

      During 2003 and 2004, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.9% in 2003, as compared to the national average of 6.0%.  In 2004, Minnesota's unemployment rate averaged 4.7%, as compared to the national average of 5.6%.

      Fiscal Matters - General.  The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis.  Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30.  The biennium which began on July 1, 2005 and which will end on June 30, 2007, is referred to herein as the "Current Biennium."

      Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium (in odd-numbered calendar years).  Appropriations for the Current Biennium were enacted by the 2005 Legislature in the special session ending in July 2005.
Supplemental appropriations and changes in revenue measures are usually adopted during legislative sessions in even-numbered calendar years.

      The General Fund accounts for all financial resources except those required to be accounted for in another Fund.  The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances.  The use of funds in the Cash Flow Account is governed by statute.  The Legislature established the Cash Flow Account at $350 million for the Current Biennium.

      The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn.
The use of funds from the Budget Reserve Account is governed by statute.  The
Legislature established the Budget Reserve Account at $653 million for the
Current Biennium.  Previously enacted laws designating the allocation of future forecast positive balances remained unchanged.

      The State's biennial budget appropriation process relies on revenue and expenditure forecasting as the basis for establishing aggregate revenue and expenditure levels.  Revenue forecasting for the State is conducted within the
Department of Finance by the Economic Analysis Division.  Expenditure
forecasts for the State are prepared by the Department of Finance based on current annual budgets and on current cash expenditure estimates provided by
State agencies responsible for significant expenditure items.

      In addition to the forecasts prepared for the Legislature before the commencement of each new biennium, forecasts are updated periodically through the biennium.  Based on each revenue and expenditure reforecast, the
Department of Finance prepares a new cash flow analysis for the biennium.

      Risks are inherent in the revenue and expenditure forecasts.
Assumptions about U.S. economic activity and federal tax and expenditure policy underlie these forecasts.  In the forecast it is assumed that existing federal tax law will remain in place and that current federal budget authority will remain in place.  Reductions in federal spending programs may affect
State spending.  Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal levels of statistical deviations.

      |X|___The Current Biennium (2005-07).  The enacted budget for the current biennium conformed closely to all the major recommendations by the
Governor but resulted in slightly higher general fund revenue and expenditures than proposed by the Governor.  Three components represented the primary differences.  First, the enacted budget included a new health impact fee of 75 cents per pack on cigarettes and corresponding increases on other tobacco products.  The additional revenues will be deposited in a separate State fund from which annual transfers will be made to reimburse the General Fund for cigarette health related program costs.  Secondly, a proposed restructuring of the State health care financing was not enacted, leaving General Assistance
Medical Care (GAMC) spending unchanged in the General Fund.  Finally, a proposed Indian casino gaming partnership was not enacted.  The net additional revenues resulting from legislative action were directed primarily to additional spending for K-12 education and health and human services programs.

      Compared to the February 2005 forecast of General Fund revenues and expenditures that indicated a total projected budget shortfall of $466 million, the following represent the primary changes enacted to balance the budget.  First, revenue changes and transfers from other funds added $876 million in additional resources, while increases from forecast spending levels added $395 million.  Finally, the Budget Reserve Account and Cash Flow
Accounts were left unchanged at $1.033 billion.

      No general tax increases were enacted.  Total spending was $760 million above the Governor's Budget Recommendation.  This increase in spending above that recommended by the Governor was funded by $688 million of additional resources in the form of increased revenues, fees and transfers from other funds.

      February 2006 Forecast.  The Minnesota Department of Finance
("Department") prepared a revised forecast for the Current Biennium February
2006.   The Department reported that Minnesota's budget outlook for the
Current Biennium has improved slightly since the previous forecast in November of 2005.  The forecast budget balance increased to $181 million, however, after completing the buyback of school accounting shifts the available balance falls to $88 million.

      The revenue forecast for the Current Biennium was up by $124 million (to
$31.404 billion).  The forecast for five major taxes increased by $14 million.  Changes in forecasts and other taxes and non-tax revenue sources accounted for the majority of change in revenue.  Projected spending fell by
$57 million (to $31.296 billion).

      Under current law $93 million of the projected balance was expected to be used to complete the buyback of the remaining portion of education accounting shifts enacted in 2002 and 2003.  The $93 million was expected to be added to K-12 education aids spending for the biennium, reducing the recognition percentage from 10.8% to zero.  The additional funds were expected to be paid to school districts in FY 2006 and FY 2007, beginning with the
April 2006 payments.

      After the shift buyback, an $88 million balance was expected to remain in the General Fund.  An additional $317 million was expected to remain in the
Tax Relief Account.  General Fund reserves were expected to remain unchanged
(at a little over $1 billion) with the cash flow account at $350 million and the budget reserve at $653 million.

      Minnesota Economic Outlook.  The Department reported that job growth in
Minnesota continues to be weaker than would be expected at this point in an economic expansion.  In the four years since the end of the recession, payroll employment has increased by just 2.3%.  In the four years following the end of the 1990-91 recession, employment grew by 11%.  Since November 2001,
Minnesota's economy has added 56,000 jobs or about 14,000 per year.  In the 49 months following the end of the 1990-91 recession employment in Minnesota was up by 237,000 jobs or nearly 60,000 per year.

      Part of the explanation is that the U.S. economy has not added jobs at its usual pace since the end of the 2001 recession.  U.S. employment has grown by just 2.7% since the end of the recession, only slightly faster than
Minnesota.  But, in the last two years, employment growth in Minnesota has fallen further behind the national averages.  During the second half of 2005
Minnesota payroll employment grew at an annual rate of just 0.4%.  U.S.
payroll employment, even with the disruptions from the hurricanes along the
Gulf Coast, grew nearly twice as fast.

      Minnesota's population is growing slightly more slowly than the national average, but differences in population growth alone are not sufficient to explain the slower job growth.  Labor force participation rates have also fallen slightly, particularly among teenagers.  That suggests that there has been some consolidation in the number of jobs, with the number of hours worked remaining constant, even though fewer are employed.  Those explanations help explain longer term trends, but are not satisfactory explanations of the stagnant labor market observed in the last half of 2005.

      Forecasts for employment growth and wage and salary growth were again reduced slightly, reflecting more recent economic data, and the slight weakening in the Global Insight Inc. (Minnesota's national economic consultant) February baseline.  Payroll employment was expected to increase by
39,000 jobs between fourth quarter 2005 and the end of the Current Biennium.
In November 2005, an increase of 43,000 jobs had been projected.  Minnesota wages were forecast to grow slightly faster over the remainder of the Current
Biennium than they were in November, but from a lower base level for calendar
2005.  Growth rates used for both employment and wages were below the national average rates in February's Global Insight baseline.

      Revenue Forecast for 2006-07 Biennium.  General fund resources for the
Current Biennium were expected to be $31.4 billion, $124 million (0.4%) more than November forecast estimates.  Other taxes, non-tax revenues and transfers accounted for almost all of the net revenue gain.  The five major taxes were up by $14 million, or less than 0.1%.

      An increase in projected corporate tax receipts more than offset declines in the individual income tax, sales tax and motor vehicle sales tax forecasts.  Global Insight expected 2006 and 2007 corporate profits to be even stronger than forecast in November.  Changes in the individual income tax forecast were small.  Slower than projected 2005 wage growth reduced the base level of wages carried forward to tax years 2006 and 2007.  The revenue lost due to the lower wage estimate was partially offset by a slight increase in the capital gains forecast.

      Other taxes, non-tax revenues, and transfers were expected to be $110 million more than November's forecast.  Increases in the estate tax and mortgage tax forecasts reflected higher than estimated year-to-date receipts.
Projected investment earnings, departmental earnings, the annual tobacco settlement payments and other non-dedicated revenues also were increased, due to higher than projected year-to-date receipts.

      There was no material change in the forecast for the health impact fee.
It was believed to reflect the current agreement between the State and plaintiffs which allows the State to continue to collect the fee. The State has agreed not to transfer those fees or any earnings on them to the General
Fund before the end of the biennium while the case is under appeal.

      Spending Forecast for the 2006-07 Biennium.   General Fund spending for
Current Biennium was forecast to be $31.3 billion, down $57 million (0.2%), from November's estimate.  Buying back the remaining education aid shift was expected to add $93 million to K-12 education aids, increasing total spending to $31.389 billion, $36 million more than November's estimate.

      The forecast was reduced in three areas. K-12 education estimates before the buyback were decreased nearly $12 million.  Projected human services costs were decreased $19 million primarily due to reductions in payments to the federal government associated with the new Medicare prescription drug benefit.  Debt service estimates were lowered by $19 million, reflecting higher premiums on bonds sold.

      The $93 million education shift buyback was expected to increase K-12 spending in 2006-07.  This amount would be paid out through K-12 education aid payments, increasing forecast K-12 spending to $13.375 billion.

      Planning Estimates for Fiscal Year 2008-09.  Projected revenue planning estimates for FY 2008-09 were $140 million below November estimates, while expenditures were $2 million higher. Changes reflected small reductions in FY
2008-09 revenues and slightly higher K-12 spending. Savings in health and human services programs and debt service that continue into the next biennium partially offset the lower revenues.  Current law planning estimates for FY
2008-09 continued to show a positive balance between current law revenues and expenditures.

      The Department cautioned that it is important to realize the limitations of current-law planning estimates.  Projected balances also are likely to be affected by budget actions in the 2006 legislative session, cost pressures from inflation, and other factors.

      As required by current law, expenditure projections for the next biennium do not include any adjustment for inflation.  Estimated inflation at
1.9 and 2.0% for FY 2008 and FY 2009 respectively would add $303 million and
$640 million, a total of $943 million to the current law spending projections.

      Additionally, a proposed constitutional amendment on the 2006 ballot would dedicate remaining General Fund motor vehicle sales tax revenues to transportation.  The loss in General Fund revenue associated with passage of that amendment was estimated to be $56 million in FY 2008 and $116 million in
FY 2009.

      |X|___Minnesota's General Obligations Debt.  The State reported that as of February 1, 2006, it would have $3.565 billion in general obligation debt outstanding.  The total amount of general obligations bonds authorized but unissued as of February 1, 2006 was predicted to be approximately $1 billion.
Pursuant to state law, the Commissioner of Finance has reserved the right, for a period of 18 months after the bonds have been issued, to determine that a portion of the bonds were issued, or shall be deemed to have been issued, for a different purpose, and to reallocate and transfer their proceeds to the appropriate account in the bond proceeds fund for expenditure pursuant to the law designated in the amendment.

      The Governor has established a State Debt Management Policy.  Included in this policy is a guideline providing for the issuance of general obligation bonds in amounts such that appropriations to the Debt Service Fund from the
General Fund should not exceed 3.0% of the General Fund non-dedicated revenues for a biennium; and a second guideline providing that the principal amount of general obligation bond debt should not exceed 2.5% of the personal income of
State residents.  A third guideline is that the total amount of all State general obligation bonds, moral obligation debt, State bond guarantees, equipment capital leases, and real estate leases outstanding at the end of any fiscal year should not exceed 5.0% of State personal income for that fiscal year.  The purpose of the third guideline is to acknowledge all future commitments of the State, and to establish an upper limit on the total amount of the commitments.

      |X|___Obligations of State Agencies.  The University of Minnesota,
established as a separate entity by the Minnesota Constitution, and various
State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations.  These obligations may be supported by the full faith and credit of the University or the other issuer, or by various revenue pledges, or both.  However, such obligations are not debts of the State and the State is not required to provide moneys for their payment.  .

      |X|___Litigation.  The State is a party to numerous civil actions pending against it, which could, if determined adversely to the State, affect the State's expenditures, and, in some cases, its revenues, including certain actions that the State Attorney General believed were likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues during the Current Biennium.

      A Minnesota law creates a potential for taxation of future exempt-interest dividends. The 1995 Minnesota Legislature enacted a law that would include interest on obligations of Minnesota governmental units and
Indian tribes in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce as a result of interest on obligations of governmental issuers located in other states not being excluded. This law applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Court of Appeals of
Kentucky, an intermediate appellate court, recently held that Kentucky's exemption of interest on its own bonds, but not of interest on the bonds of other states, unlawfully discriminates against interstate commerce. If a
Minnesota court were to render a similar final decision, exempt-interest dividends would become taxable for calendar years during and after the date the decision became final. As of the date of this SAI, the Fund's Minnesota tax counsel does not know of any case pending which challenges Minnesota's tax exemption for Minnesota Obligations on interstate commerce grounds.

      |X|___Ratings of the State's Securities.  As of October 18, 2006,
Standard & Poor's and Fitch had rated the State's general obligation bonds
"AAA" and  Moody's had rated those bonds "Aa1".

      These ratings reflect only the views of the particular rating organization.  An explanation of the views of its rating's meaning and significance may be obtained from the respective rating agency.  These ratings are subject to change or withdrawal by the rating agencies at any time.
Therefore, after the date of issuance investors may not assume that such ratings remain in effect.  A revision or withdrawal of the ratings may have an adverse effect on the market price of the State and municipal securities in which the Fund invests.

Special Investment Considerations - North Carolina Municipal Securities. As
explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of the State of North Carolina (referred to in this section as the "State") and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests.
The following information on risk factors in concentrating in North Carolina municipal securities is only a summary, based on publicly-available official statements relating to offerings by issuers of North Carolina municipal securities on or prior to March 15, 2006.  No representation is made as to the accuracy of this information.

      |X|   Factors Affecting Investments in North Carolina State Securities.
The State's major economic sectors are services, agriculture, trade, manufacturing and tourism.  Total non-farm employment accounted for approximately 3,934,300 jobs, not seasonally adjusted, in December 2005.
Based on data from the North Carolina Department of Commerce, the State ranks eleventh nationally in non-agricultural employment and eighth nationally in manufacturing employment.  According to the United States Department of
Commerce, Bureau of Economic Analysis and the State Office of Budget and
Management, during the period from 1990 to 2004, per capita income in the
State grew from $17,295 to an estimated $29,246, an increase of almost 69%.
According to the North Carolina Employment Security Commission, from January
1990 to December 2005, the seasonally-adjusted labor force grew from 3,451,292 to 4,356,998, an increase of 26.%

      The services industry sector is the single largest job segment of the
State's economy and constituted approximately 80% of the State's total non-farm employment in December 2005.  This industry includes a broad base of occupations throughout the State, including banking, accounting, legal services, educational services, health services and technology services.
Total employment in the service industry increased by 58,900 between December
2004 and December 2005.  The Research Triangle Park (the "Park"), located within Wake and Durham Counties, is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape.  Founded in 1959, it is approximately equidistant from Duke University in Durham, the
University of North Carolina at Chapel Hill, and North Carolina State
University in Raleigh.  The Park's primary objective is to attract research-related institutions to the area.  The Park currently contains approximately 131 facilities, including those of private technology and pharmaceutical companies and government agencies.  The research institutions of the Park employ an estimated 38,500 individuals.

      Charlotte, the State's largest city, is the second largest financial center in the United States and serves as headquarters for several major financial institutions, including three of the nation's ten largest bank holding companies.

      State Revenues.  The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund; the Highway
Fund; and the Highway Trust Fund.  All revenues are collected by the
Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle license tax and fees, which are collected by the Department of
Transportation.  There are no prohibitions or limitations in the North
Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll"
tax.

      The proceeds of certain taxes and non-tax revenue are deposited in the
General Fund.  Tax revenue from the following sources are deposited in the
General Fund:  Individual Income Tax, Corporation Income Tax, Sales and Use
Tax, Privilege Tax on Manufacturing Fuel and Certain Machinery and Equipment,
Gross Receipts Tax on Motor Vehicle Rentals and Highway Use Tax on Motor
Vehicle Sales, Corporation Franchise Tax, Piped Natural Gas Excise Tax,
Alcoholic Beverages Tax, Insurance Tax, Estate Tax, Tobacco Products Tax, and
certain other taxes such as gift taxes, freight car taxes and various privilege taxes.  Non-tax revenue from the following sources are also deposited into the General Fund:  Institutional and Departmental Receipts,
Disproportionate Share Hospital Receipts, Tobacco Fund Settlement annual receipts, interest earned by the State Treasurer on investments of General
Fund moneys and revenues from the judicial branch. Various fees and other charges and receipts are also classified as "other non-tax revenue."

      In 2005, North Carolina became the last state on the east coast to approve a state lottery.  The State reported that the net proceeds of the
Lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships.  The Lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years.  These programs have historically been funded by the General Fund.  The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State
Education Assistance Authority (10%).  Lottery ticket sales were expected to begin in the final quarter of the 2005-06 fiscal year.

      The State reported that for the 2004-05 fiscal year, State tax revenue reported in the General Fund totaled $15.440 billion and combined tax and non-tax revenue reported in the General Fund totaled $15.808 billion.

      State Budgets.  The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

      The Executive Budget Act, adopted by the North Carolina General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered.  The act requires the adoption of a balanced budget.  State law provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations pro rata when necessary to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. . . . The purpose and policy of this Article are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, and the Director of the Budget is directed and required to so administer this Article as to prevent any such overdraft or deficit.  Prior to taking any action under this section to reduce appropriations pro rata, the
Governor may consult with the Advisory Budget Commission."  The State
Constitution provides that any such reduction in appropriations shall be made
"after first making adequate provision for the prompt payment of the principal of an interest on bonds and notes of the State according to their terms."  The
Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reductions arises.

      The total State budget is supported from four primary sources of funds:
(1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust
Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts.  Federal funds comprise approximately 29.9% of the total State budget.  The largest share of federal funds is designated to support programs of the Department of Health and Human
Services.  The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

      Departmental receipts consist of revenues that are received directly by a department and are not tax or non-tax revenues as designated by the General
Assembly (the State legislature, composed of the 50-member Senate and
120-member House of Representatives).  Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts.  These receipts represent approximately 10.5% of the total
State budget.  All funds presented to and reviewed by the General Assembly and approved in accordance with its procedures are considered "appropriated" or authorized by the General Assembly.

      The State reported that it had ended the fiscal year 2004-05 with an over-collection of revenues of $681.3 million or 4.4% for the budgeted revenue forecast.  The major tax categories that exceeded the budgeted forecast were individual income (3.74%), corporate income (35.41%), and sales and use taxes
(2.72%).  Combined with unexpended appropriations or reversions of $120 million, fiscal year 2004-05 closed with an $478.5 million unreserved fund balance after transferring the legislatively mandated $199.1 million to
Savings Reserve and $125 million to the Repair and Renovation Reserve.

      The Savings Reserve beginning balance for fiscal year 2004-05 was $267.1 million.  State law directed the transfer of $153.5 million to the Disaster
Relief Reserve to aid in the recovery from damages North Carolina received during the 2004 hurricane season.  This transfer reduced the Savings Reserve balance to $113.5 million.  On June 30, 2005, the General Assembly directed the transfer of $199.1 million from the unrestricted credit balance in fiscal year 2004-05 to replenish the Savings Reserve.  Therefore, the ending balance in the Savings Reserve on June 30, 2005 was $312.6 million.

      |X|   The 2005-07 Biennium General Fund Budget.  The main work of the
General Assembly is the enactment of legislation.  The General Assembly is required by law to meet on a biennial basis, a budget being adopted for each biennium.  However, for the past 30 years, the General Assembly has met annually for the purpose of reviewing the State's budget and financial condition.  As discussed above, the General Assembly is required to adopt a balanced budget.  The General Fund budget for 2005-07 (the "General Fund
Enacted Budget") was signed into law on August 11, 2005.  The General Fund
Enacted Budget predicted that total General Fund revenues would be $17.295 billion for the 2005-06 fiscal year and $17.919 billion for the 2006-07, after taking into account adjustments and available beginning year unreserved fund balances.

      The General Fund expenditure budget for fiscal year 2005-06 was $17.181 billion, which included $16.540 billion to fund the continuation of programs at existing service levels, $1.160 billion to fund new programs and to expand the service levels of existing programs, and $515 million in program reductions.  The General Fund expenditure budget for fiscal year 2006-07 was
$17.396 billion, which included $17.155 billion for continuation of programs at existing service levels, $882 million to fund new programs and expand the service level of existing ones, and $640 million in program reductions.  The majority of funding increases were for education, human services and employee benefit programs.

      |X|   Ratings of the State's Securities.  As of October 18, 2006,
Standard & Poor's had rated the State's general obligation bonds "AAA,"
Moody's had rated those bonds "Aa1" and Fitch had rated those bonds "AAA".

      Ratings reflect only the views of the respective views of such rating organizations, and an explanation of the significance of such ratings may be obtained only from the respective organization providing such rating.  There is no assurance that such ratings will remain in effect for any given period of time or that any or all will not be revised downward or withdrawn entirely.  Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the State and municipal securities in which the
Fund invests.

      |X|   State Indebtedness.  The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State shall have been reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.  Exceptions to this requirement, arising either from specific language in the State Constitution or court cases, include refunding bonds, notes or other obligations issued in anticipation of revenues, moral obligation bonds, revenue bonds and obligations as to which the State's payments are subject to annual appropriation.

      The State reported that as of June 30, 2005, it had $5.693 billion in total general obligation bonds outstanding.  Annual principal and interest due on this outstanding debt was reported to be $596.8 million in fiscal year
2005-06 and $577.6 million in fiscal year 2006-07.

      The State reported having $872.7 million of authorized but unissued non-refunding general obligation bonds.  The State also has authorized but unissued special indebtedness of approximately $706.3 million.  The State anticipated that all or a large portion of these bonds and special indebtedness would be issued from time to time over the next several years.
The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the debt proceeds, the State's financial condition at the time the debt is proposed to be issued, and capital market conditions.  The amount and timing of these sales had not been established.

      |X|   Pending Litigation.  The State is a defendant in various cases pending in which the state faces the risk of either a loss of revenue or an unanticipated expenditure.  Although an adverse result in any of the cases could have negative budgetary consequences, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the
State's ability to meet its financial obligations.

Special Investment Considerations - Ohio Municipal Securities.

      As described in the  Prospectus,  the Ohio Municipal Fund will invest most of its assets in  securities  issued by or on behalf of (or in  certificates  of participation  in  lease-purchase  obligations of) the State of Ohio,  political subdivisions  of the State,  or  agencies or  instrumentalities  of the state or
its  political   subdivisions  ("Ohio  Obligations").   The  Fund  is  therefore
susceptible to general or particular  economic,  political or regulatory factors that may affect issuers of Ohio Obligations.

      The  following  information  constitutes  only a brief  summary of some of the many  complex  factors  that may have an effect.  The  information  does not apply to  "conduit"  obligations  on  which  the  public  issuer  itself  has no
financial   responsibility.   This   information   is  derived   from   official
statements of certain Ohio issuers  published in connection  with their issuance of securities and from other  publicly  available  information,  and is believed to be  accurate.  No  independent  verification  has  been  made  of  any of the following information.

      Generally,  the  creditworthiness  of Ohio Obligations of local issuers is unrelated  to that of  obligations  of the  state  itself,  and the State has no responsibility to make payments on those local obligations.

      There  may  be  specific   factors  that  at  particular  times  apply  in
connection  with   investment  in  particular  Ohio   Obligations  or  in  those
obligations  of  particular  Ohio issuers.  It is possible  that the  investment may be in particular Ohio  Obligations,  or in those of particular  issuers,  as to which those factors apply.  However,  the information  below is intended only as a general  summary,  and is not  intended  as a  discussion  of any  specific factors that may affect any particular obligation or issuer.

      Much  of  this  information  is as of  May  22,  2006,  particularly  debt figures and other statistics.

      Ohio is the seventh  most  populous  state.  The Census count for 2000 was
11,353,100, up from 10,847,100 in 1990.

      While  diversifying  more into the  service  and  other  non-manufacturing
areas,   the  Ohio  economy   continues  to  rely  in  part  on  durable   goods
manufacturing  largely  concentrated in motor vehicles and machinery,  including electrical  machinery.  As a  result,  general  economic  activity,  as in  many other  industrially-developed  states,  tends to be more  cyclical  than in some other  states  and  in  the  nation  as a  whole.  Agriculture  is an  important segment of the  economy,  with over half the state's area devoted to farming and a significant portion of total employment in agribusiness.

      In earlier years,  Ohio's overall  unemployment rate was commonly somewhat higher  than the  national  figure.  For  example,  the  reported  1990  average monthly  state rate was 5.7%,  compared to the 5.5%  national  figure.  However, then through  1998 the annual  state rates were below the  national  rates (4.3%
vs. 4.5% in 1998),  were again slightly  higher in 1999 (4.3% vs. 4.2%) and 2000
(4.0% vs.  4.0%),  lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and
higher in 2003 (6.2% vs.  6.0%),  in 2004 (6.1% vs.  5.5%) and in 2005 (5.9% vs.
5.1%).  In  March  2006,  the  state  unemployment  rate  was  higher  than  the national  rate (5.0% vs.  4.7%).  The  unemployment  rate and its  effects  vary among geographic areas of the state.

      There can be no assurance  that future  national,  regional or  state-wide economic  difficulties,  and the resulting  impact on state or local  government finances  generally,  will  not  adversely  affect  the  market  value  of  Ohio
Obligations  held in the  Ohio  Municipal  Fund  or the  ability  of  particular obligors  to  make  timely  payments  of  debt  service  on (or  lease  payments relating to) those Obligations.

      The State  operates  on the basis of a fiscal  (two year  period)  for its appropriations  and  expenditures,  and is  effectively  precluded  by law  from ending its July 1 to June 30 fiscal  year (FY) or fiscal  biennium  in a deficit position.  Most state  operations are financed  through the General Revenue Fund
(GRF),  for  which  the  personal  income  and  sales-use  taxes  are the  major sources.  Growth and  depletion  of GRF ending fund  balances  show a consistent pattern  related to  national  economic  conditions,  with the ending FY balance reduced  during less  favorable and  increased  during more  favorable  economic periods.  Ohio  has  well-established  procedures  for,  and has  timely  taken,
necessary   actions  to  ensure   resource/expenditure   balances   during  less
favorable   economic  periods  such  as  the  current  fiscal  biennium.   Those
procedures include general and selected reductions in appropriations spending.

      Recent biennium ending GRF balances were:

   --------------------------------------------------------------------------
                                                          Fund Balance less
                            Cash              Fund           Designated
       Biennium           Balance          Balance(a)       Transfers(b)
   ==========================================================================
   --------------------------------------------------------------------------
        1994-95       $1,312,234,000     $928,019,000       $70,000,000
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
        1996-97        1,367,750,000      834,933,000       149,033,000
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
        1998-99        1,512,528,000      976,778,000       221,519,000
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
        2000-01          817,069,000      219,414,000       206,310,000
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
        2002-03          396,539,000       52,338,000        52,338,000
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
        2004-05        1,209,200,000      682,632,000       127,800,000
   --------------------------------------------------------------------------
(a)   Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
   (b)      Reflects  the  ending  fund  balance  less  amounts  designated  for transfer to other funds, including the BSF.

      Actions  have been and may be taken by the  state  during  less  favorable economic periods to ensure  resource/expenditure  balances  (particularly in the
GRF),  some of which are  described  below.  None of those  actions  were or are being  applied to  appropriations  or  expenditures  needed for debt  service or lease payments relating to any state obligations.

      The  appropriations  acts for the 2006-07  biennium  include all necessary appropriations  for debt  service on state  obligations  and for lease  payments relating to lease rental  obligations  issued by the Ohio Building Authority and
the  Treasurer  of  State,   and  previously  by  the  Ohio  Public   Facilities
Commission.

      The  following  is  a  selective  general  discussion  of  Ohio  finances, particularly  GRF  receipts  and  expenditures,  for the recent and the  current bienniums.

      1994-95.  Expenditures  were  below  those  authorized,  primarily  as the result of lower than expected  Medicaid  spending,  and tax receipts  (primarily auto  sales and use) were  significantly  above  estimates.  Transfers  from the
biennium-ending   GRF  fund  balance  included   $535,200,000  to  the  BSF  and
$322,800,000 to other funds,  including a family services  stabilization fund in anticipation of possible federal programs changes.

      1996-97.  From a higher than  forecasted  mid-biennium  GRF fund  balance,
$100,000,000  was  transferred  for  elementary  and secondary  school  computer network  purposes and $30,000,000 to a new State  transportation  infrastructure
fund.   Approximately   $400,800,000  served  as  a  basis  for  temporary  1996
personal   income  tax   reductions   aggregating   that  amount.   Of  the  GRF
biennium-ending  fund balance,  $250,000,000  was directed to school  buildings,
$94,400,000 to the school  computer  network,  $44,200,000  to school  textbooks and  instructional  materials and a distance  learning  program,  $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

      1998-99.  GRF  appropriations  of  approximately  $36 billion provided for significant  increases in funding for primary and  secondary  education.  Of the first  Fiscal Year (ended on June 30,  1998)  ending fund  balance of over $1.08 billion,  approximately  $701,400,000 was transferred to the ITRF,  $200,000,000 into public school  assistance  programs,  and $44,184,200  into the BSF. Of the
GRF  biennium-ending  fund  balance,  $325,700,000  was  transferred  to  school building  assistance,  $293,185,000  to the ITRF,  $85,400,000  to  SchoolNet (a
program to supply  computers for  classrooms),  $4,600,000 to interactive  video distance learning, and $46,374,000 to the BSF.

      2000-01.  The state's  financial  situation  varied  substantially  in the
2000-01  biennium.  The first Fiscal Year of the biennium  ended with a GRF cash balance of  $1,506,211,000  and a fund  balance of  $855,845,000.  A transfer of
$49,200,000  from that balance  increased  the BSF to  $1,002,491,000  (or 5% of
GRF revenue for the preceding  Fiscal  Year).  An  additional  $610,400,000  was transferred to the ITRF.

      In  the  middle  of  the  second  year  of  the  biennium,   Ohio  enacted
supplemental  appropriations  of  $645,300,000  to  address  shortfalls  in  its
Medicaid  and  disability  assistance  programs.   The  state's  share  of  this
additional funding was $247,600,000,  with $125,000,000  coming from Fiscal Year
2001 GRF spending  reductions and the remainder  from available GRF moneys.  The reductions  were  implemented  by OBM prior to March 1, 2001  applying a 1 to 2%
cut to  most  state  departments  and  agencies.  Expressly  excluded  from  the reductions  were  debt  service  and lease  rental  payments  relating  to state obligations, and elementary and secondary education.

      In March 2001,  new  lowered  revenue  estimates  for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were  announced.  Based on  indications  that the
Ohio economy  continued to be affected by the national  economic  downturn,  GRF revenue  estimates  for  Fiscal  Year  2001 were  reduced  by  $288,000,000.  In
addition,   OBM   projected   higher  than   previously   anticipated   Medicaid
expenditures.  Among the more  significant  steps  taken to ensure the  positive
GRF  ending  fund  balance at June 30,  2001 were  further  spending  reductions
(with the same  exceptions  noted  above for debt  service  and  education)  and authorization  to transfer  from the BSF to the GRF amounts  necessary to ensure an ending GRF fund  balance of  $188,200,000.  The state ended  Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

      2002-03.  Ongoing and  rigorous  consideration  was given by the  Governor and the General  Assembly to revenues and expenditures  throughout  Fiscal Years
2002-03,   primarily  as  a  result  of  continuing  weak  economic  conditions.
Budgetary  pressures  during this period were primarily due to continuing  lower than  previously  anticipated  levels of receipts  from  certain  major  revenue sources.
      Consideration  came in four general  time frames - the June 2001  biennial appropriation  act, late  fall/early  winter 2001,  late spring and summer 2002,
and   late   winter/spring   2003.    Significant    remedial   steps   included
authorization to draw down and use the entire BSF balance,  increased  cigarette taxes,  and use of tobacco  settlement  moneys  previously  earmarked  for other purposes.
      The  biennial  GRF  appropriations  act passed in June 2001  provided  for biennial GRF  expenditures of approximately  $45.1 billion without  increases in any major state  taxes.  That Act and the separate  appropriations  acts for the biennium  included all necessary debt service and lease rental payments  related to state  obligations.  That original  appropriations  act also provided for the following  uses  of  certain  reserves,  aimed  at  achieving  Fiscal  Year  and biennium  ending  positive GRF fund  balances,  based on then current  estimates and projections:
o     Transfer  of up to  $150,000,000  from  the BSF to the  GRF for  increased
         Medicaid costs.
o     An additional  $10,000,000  transfer from the BSF to an emergency purposes fund.
o     Transfer  to the  GRF in  Fiscal  Year  2002  of the  entire  $100,000,000 balance in the Family Services Stabilization Fund.

      The Ohio  economy  continued  to be  negatively  affected by the  national economic  downturn  and by national  and  international  events,  and in October
2001  OBM  lowered  its  GRF  revenue   estimates.   Based  on  reduced  revenue
collections,  particularly  personal  income and sales and use  taxes,  OBM then projected  GRF  revenue  shortfalls  of  $709,000,000  for Fiscal  Year 2002 and
$763,000,000  for Fiscal Year 2003.  Executive and legislative  actions taken to address those shortfalls included:
      o  Spending   reductions  and  limits  on  hiring  and  major   purchases.
Governor  ordered  spending  reductions  at the annual rate of 6% for most State agencies,  with  lesser  reductions  for  correctional  and other  institutional agencies,  and with  exemptions for debt service related  payments,  primary and secondary education and the adjutant general.
      o  December  2001  legislation,  the  more  significant  aspects  of which included:
o     Authorizing  transfer  of up to  $248,000,000  from  the  BSF to  the  GRF during  the  current  biennium.  This was in  addition  to the
                  $160,000,000  in  transfers  from the BSF  provided for in the
                  original   appropriations   act  (and  would  reduce  the  BSF
                  balance to approximately $607,000,000).
o     Reallocating  to the GRF a  $260,000,000  portion  of  tobacco  settlement receipts  in  Fiscal  Years  2002  and  2003,  intended  to be replenished from settlement receipts in Fiscal Years 2013-14.
o     Authorizing   Ohio's   participation   in  a  multi-state   lottery  game,
                  estimated  to  generate  approximately   $40,000,000  annually
                  beginning in Fiscal Year 2003.
      Continuing  weak economic  conditions,  among other factors,  then led OBM in the  spring  of 2002 to  project  a  higher  than  previously  estimated  GRF
revenue   shortfall.   Among  areas  of  continuing   concern  were  lower  than
anticipated  levels of receipts  from personal  income and  corporate  franchise
taxes.   These   additional   GRF  estimated   shortfalls   were   approximately
$763,000,000  in Fiscal  Year  2002 and  $1.15  billion  in  Fiscal  Year  2003.
Further  executive  and  legislative  actions were taken for Fiscal Year 2002 to ensure a positive  GRF fund  balance for Fiscal Year 2002 and the  biennium.  In addition to further  appropriation  reductions for certain departments and other management steps, those actions included  legislation  providing for among other things:

      o  Authorization   of  additional   transfers  to  the  GRF  of  the  then
remaining  BSF balance  ($607,000,000)  as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds.

      o   $50,000,000  reduction  in the Fiscal Year 2002 ending GRF balance (to
$100,000,000 from its previously budgeted level of $150,000,000).

      o  Increased  cigarette  tax by 31(cent)per  pack  (to a total  55(cent)a  pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

      o  Transfers to the GRF of  $345,000,000  from tobacco  settlement  moneys received in Fiscal Years 2002 and 2003  previously  earmarked  for  construction of elementary  and  secondary  school  facilities,  with moneys for that purpose replaced by $345,000,000 in additionally authorized general obligation bonds.

      o  Extension of the state income tax to  Ohio-based  trusts and  exemption of certain Ohio  business  taxes from recent  federal tax law economic  stimulus changes by  "decoupling"  certain  State  statutes  from federal tax law changes affecting business equipment  depreciation  schedules.  The combination produced approximately $283,000,000 in Fiscal Year 2003.

      Fiscal Year 2002 ended with positive GRF balances of  $108,306,000  (fund)
and   $619,217,000   (cash).   This  was  accomplished  by  the  remedial  steps
described above,  including  significant  transfers from the BSF  ($534,300,000)
and  from  tobacco  settlement  moneys  ($289,600,000).  The  Fiscal  Year  2002 ending BSF balance was $427,904,000,  with that entire balance  appropriated for
GRF use if needed in Fiscal Year 2003.

      On July 1, 2002,  the  Governor  issued an  executive  order  directing  a total of  approximately  $375,000,000  in GRF spending  cutbacks for Fiscal Year
2003  (based  on  prior  appropriations)  by  agencies  and  departments  in his administration,  as well as limitations on hiring,  travel and major  purchases.
This cutback order  reflected  prior budget  balancing  discussions  between the
Governor and General Assembly and reflected  annual cutbacks  ranging  generally from 7.5% to 15%.  Excluded from those  cutbacks were  elementary  and secondary education,  higher  education,  alcohol  and drug  addiction  services,  and the adjutant  general.  Also  expressly  excluded were debt service and lease rental payments  relating  to State  obligations,  and ad valorem  property  tax relief payments (made to local taxing entities).

      Based on continuing reduced revenue  collections  (particularly,  personal income taxes and sales tax receipts for the holidays)  and projected  additional
Medicaid  spending,  OBM in  late  January  2003  announced  an  additional  GRF
shortfall  of   $720,000,000   for  Fiscal  Year  2003.  The  Governor   ordered
immediate   additional   reductions  in  appropriations   spending  intended  to
generate  an  estimated  $121,600,000  of GRF  savings  through  the  end of the
Fiscal Year  (expressly  excepted  were  appropriations  for or relating to debt service on state obligations).

      The Governor also proposed for the General  Assembly's  enactment by March
1,  2003,  the  following   additional  revenue   enhancements,   transfers  and
expenditure  reductions  for Fiscal  Year 2003 to  achieve a  positive  GRF fund balance at June 30, 2003 as then estimated by OBM:

      ?  A 2.5%  reduction  in  local  government  fund  distributions  to  most subdivisions and local libraries,  producing an estimated  $30,000,000  savings.
This reduction is in addition to the prior local  government  fund  distribution adjustments noted below.
      o  Transfers to the GRF from  unclaimed  funds  ($35,000,000)  and various rotary funds ($21,400,000).

      o  A one-month  acceleration  in sales tax  collections  by vendors filing electronically, to produce $286,000,000.

      o  An  additional  increase in the  cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

      o  A  doubling  of the  current  taxes on  spirituous  liquor and beer and wine, to net an additional $18,700,000.

      The General  Assembly  gave its final  approval  on  February  25, 2003 to legislation  authorizing  the first three elements of the  Governor's  proposal,
but  that  legislation  did  not  include  the  proposed   additional  taxes  on
cigarettes  and  spirituous  liquor  and beer and wine.  To offset  the  General
Assembly's   enactment  of  legislation   that  did  not  include  the  proposed
additional  taxes on  cigarettes  and  liquor,  beer and wine,  the  Governor on
March  25  ordered  additional   reductions  in  GRF   appropriations   spending
aggregating  $142.5  million for the balance of Fiscal Year 2003.  Included were reductions  (generally at an annualized  rate of 2.5%) of $90.6 million in state foundation  and parity aid to school  districts and an  additional  $9.3 million
in  Department   of  Education   administration   spending,   $39.2  million  in
instructional  support  to higher  education  institutions,  and other  selected reductions  totaling $3.4 million.  The Governor also  identified  approximately
$20 million in excess food stamp  administration  funds  available to offset the
need  for  further  expenditure   reductions.   Expressly  excepted  from  those
reductions  were  appropriations  for or  relating  to  debt  service  on  State obligations.

      Based on the Administration's  continuing  monitoring of revenues,  and as
an  anticipated   step  in  the  then  ongoing   2004-05   biennial  budget  and
appropriations  process,  OBM reported revised revenue  estimates to the General
Assembly on June 11, 2003.  Those  estimates  revised  Fiscal Year 2003 revenues downward  by  an  additional  $200,000,000  from  OBM's  January  2003  adjusted baseline,  based primarily on updated income and sales tax receipts  through May
31. The  Governor and OBM  addressed  this  additional  Fiscal Year 2003 revenue
shortfall  through   additional   expenditure   controls  and  by  drawing  upon
$193,030,000  of federal  block grant aid made  available  to the State prior to
June 30 under a federal law effective on May 28, 2003.

      The state ended the  2002-03  biennium  with a GRF fund and cash  balances of  $52,338,000  and  $396,539,000,  respectively,  and a balance  in the BSF of
$180,705,000.

      Additional   appropriations   actions   during  the  2002-2003   biennium,
affecting  most  subdivisions  and local  libraries in the state,  relate to the various local  government  assistance  funds.  The original  appropriations  act capped  the  amount  to  be  distributed  in  Fiscal  Years  2002  and  2003  to essentially  the  equivalent  monthly  payment  amounts in Fiscal Years 2000 and
2001.  Subsequent  legislation  amended  the level to the lesser of those  prior
Fiscal  Year  amounts or the amount that would have been  distributed  under the standard formula.

      2004-05.  The GRF  appropriations  act for the 2004-05 biennium was passed by the General  Assembly and signed (with  selective  vetoes) by the Governor in
June 2003.  The Act  provided for total GRF  biennial  revenue of  approximately
$48.95  billion and total GRF  biennial  expenditures  of  approximately  $48.79 billion.  That  Act and  the  separate  appropriations  acts  for  the  biennium included all necessary debt service and  lease-rental  payments related to state obligations.
      Among  other  expenditure   controls,   the  Act  included  Medicaid  cost
containment  measures  including pharmacy cost management  initiatives,  limited expenditure  growth for  institutional  services and  implementation  of managed care for  higher-cost  populations;  continued  phase-out  of  certain  tangible personal  property  tax relief  payments  to local  governments;  the closing by
consolidation   of  three   institutional   facilities   during  the   biennium;
adjustments  in eligibility  guidelines  for subsidized  child care from 185% to
150% of the federal poverty level and freezing certain  reimbursement  rates; no compensation  increases  for  most  State  employees  in  Fiscal  Year  2004 and limited  one-time  increases in Fiscal Year 2005;  and  continued  limitation on local government  assistance fund  distributions to most  subdivisions and local libraries to the lesser of the equivalent  monthly  payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.
      The GRF  expenditure  authorizations  for the 2004-05  biennium  reflected and  were  supported  by  revenue  enhancement  actions  contained  in  the  Act including:
o     A  one-cent  increase  in the  state  sales tax (to six  percent)  for the
         biennium   (expiring   June   30,   2005),    projected   to   generate
         approximately $1.25 billion in each Fiscal Year.
o     Expansion   of  the  sales  tax  base  to   include   dry-cleaning/laundry
         services,  towing,  personal  care and other  services,  and  satellite
         television,   projected  in  the  aggregate  to  produce  approximately
         $69,000,000  annually.  (The  inclusion of satellite  television in the
         sales  tax  base,  projected  to  produce   approximately   $21,000,000
         annually, is subject to an ongoing legal challenge.)
o     Moving local  telephone  companies from the public utility tax base to the corporate  franchise and sales tax, projected to produce  approximately
         $29,000,000 annually.
o     Elimination  of the sales tax exemption for WATS and 800 telecom  services coupled  with  the  enactment  of a more  limited  exemption  for  call centers, projected to produce approximately $64,000,000 annually.
o     Adjustments  in the  corporate  franchise  tax through the adoption of the
         Uniform   Division  of  Income  for  Tax   Purposes  Act  (UDITPA)  for
         apportionment  of business income among states,  and an increase in the corporate  alternative  minimum  tax,  projected  in the  aggregate  to produce approximately $35,000,000 annually.

      The  Act  also   authorized   and  OBM  on  June  30,   2004   transferred
$234,700,000  of proceeds  received from the national  tobacco  settlement  into the GRF. In addition,  the Act  authorized  the draw down during the biennium of federal  block grant and  Medicaid  assistance  aid made  available to the State under a federal law  effective  May 28,  2003.  OBM drew down  $211,600,000  and
$316,800,000   of  those   federal   monies  in  Fiscal  Years  2004  and  2005,
respectively.

      Based on regular  monitoring  of revenues and  expenditures,  OBM in March
2004 announced  revised GRF revenue  projections  for Fiscal Years 2004 and 2005 based  primarily on reduced revenue  collections  from personal income taxes. In response to OBM  reducing its GRF revenue  projection  by  $247,100,000  (1.02%)
for Fiscal  Year 2004 and by  $372,700,000  (1.48%)  for Fiscal  Year 2005,  the
Governor  ordered  Fiscal  Year 2004  expenditure  reductions  of  approximately
$100,000,000.  On July 1, the  Governor  ordered  additional  Fiscal  Year  2005 expenditure  cuts of  approximately  $118,000,000 and a reduction of $50,000,000 in state spending on Medicaid  reflecting an increased  federal share of certain
Medicaid  services.  Expressly  excluded from those reductions were debt service and lease  rental  payments  relating to state  obligations,  state basic aid to elementary and secondary  education,  instructional  subsidies and  scholarships for public higher  education,  in-home care for seniors and certain job creation
programs.   The  balance  of  those  revenue   reductions  were  offset  by  GRF
expenditure  lapses and,  for Fiscal Year 2005,  elimination  of an  anticipated
$100,000,000  year-end  transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.
      The  state   ended   Fiscal   Year  2004  with  a  GRF  fund   balance  of
$157,509,000.  Improving  economic  conditions had a positive  effect on revenue
in  Fiscal  Year  2005.  With  GRF  revenue  receipts   modestly   outperforming
estimates  for much of the  Fiscal  Year,  OBM in June  2005  increased  its GRF revenue  estimates by  $470,700,000.  Final Fiscal Year 2005 GRF revenue came in
$67,400,000  above that revised  estimate.  With Fiscal Year 2005 spending close
to  original   estimates,   the  State  made  the  following   Fiscal   Year-end
allocations  and  transfers:  $60,000,000  to address a prior-year  liability in the Temporary  Assistance to Needy Families  program;  $40,000,000 to a disaster services  contingency  fund;  $50,000,000  to the  State's  share of the  school facilities  construction  program;  and $394,200,000 to the BSF. After these and certain  smaller  transfers,  the State ended  Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

      Current  Biennium.  Consistent  with state law, the  Governor's  Executive
Budget for the 2006-07  biennium  was released in February  2005 and  introduced
in  the  General  Assembly.   After  extended  hearings  and  review,   the  GRF
appropriations  Act for the 2006-07  biennium was passed by the General Assembly and signed (with  selective  vetoes) by the Governor on June 30, 2005.  That Act provides for total GRF biennial revenue of  approximately  $51.5 billion (a 3.8%
increase   over  the  2004-05   biennial   revenue)   and  total  GRF   biennial
appropriations  of  approximately  $51.3  billion  (a  5.0%  increase  over  the
2004-05   biennial   expenditures).   Spending   increases   for  major  program
categories  over the 2004-05  actual  expenditures  are:  5.8% for Medicaid (the
Act  also   included  a  number  of   Medicaid   reform  and  cost   containment
initiatives);  3.4% for higher  education;  4.2% for  elementary  and  secondary education;  5.5% for corrections and youth services;  and 4.8% for mental health and mental  retardation.  The Executive Budget,  the GRF  appropriations Act and the separate  appropriations  acts for the biennium  included all necessary debt service and lease rental payments related to State obligations.
      The GRF expenditure  authorizations  for the 2006-07  biennium reflect and are supported by a significant restructuring of major state taxes, including:
o     A 21% reduction in state  personal  income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.
o     Phased  elimination  of the  state  corporate  franchise  tax at a rate of approximately  20% per  year  over  the 2006  through  2010  tax  years
         (except for its continuing  application to financial  institutions  and certain affiliates of insurance companies and financial institutions).
o     Implementation  of a new  commercial  activity tax (CAT) on gross receipts from  doing  business  in Ohio  that  will be  phased  in over the 2005 through  2009 tax years.  When fully  phased in, the CAT will be levied at a rate of 0.26% on gross  receipts  in  excess of  $1,000,000.  (The
         inclusion   of  wholesale   and  retail  food  sales  for   off-premise
         consumption,  projected to produce approximately  $140,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).
o     A 5.5%  State  sales  and use tax  (decreased  from the 6.0%  rate for the
         2004-05 biennium).
o     An increase in the  cigarette  tax from $0.55 per pack (of 20  cigarettes)
         to $1.25 per pack.

      OBM  continually  monitors and  analyzes  revenues  and  expenditures  and prepares  a  financial  report  summarizing  its  analyses  at the  end of  each month.  The most  recent  Monthly  Financial  Reports are  accessible  via OBM's home page on the  Internet  at  http://www.obm.ohio.gov/finrep,  and  copies are available  upon request to OBM.

      Litigation  is pending in the Cuyahoga  County  Court of Appeals  relating to the  transfer  to the GRF and use in  Fiscal  Year  2002  for  general  state purposes of  $60,000,000  in earned  federal  reimbursement  on Title XX (Social
Services Block Grant)  expenditures.  Plaintiff  Cuyahoga County filed an action contesting  this  transfer and use of those monies for general  state  purposes, and the trial  court  ordered  the state to return the monies to its  Department of Job and Family  Services.  The state appealed the trial court's  decision and order.  In June 2005,  the Court of Appeals  upheld the trial court's  decision.
The state has appealed the Court of Appeals  decision to the Ohio Supreme  Court and that appeal is currently pending.

      The  incurrence  or assumption of debt by the state without a popular vote is, with limited exceptions,  prohibited by Ohio's  Constitution.  The state may incur debt to cover  casual  deficits  or to address  failures in revenues or to meet  expenses not  otherwise  provided  for, but limited in amount to $750,000.
The  Constitution  expressly  precludes the state from assuming the debts of any county,  city, town or township,  or of any  corporation.  (An exception in both cases  is for  debts  incurred  to repel  invasion,  suppress  insurrection,  or defend  the state in war.) The  Constitution  provides  that  "Except  the debts above  specified . . . no debt  whatever  shall  hereafter  be created by, or on behalf of the state."

      By 18  constitutional  amendments  approved  from  1921 to  present,  Ohio voters have  authorized  the  incurrence of state general  obligation  (GO) debt and  the  pledge  of  taxes  or  excises  to its  payment.  All  related  to the financing  of  capital  facilities,  except for three that  funded  bonuses  for veterans,  one that funded coal  technology  research and  development,  and one for  research and  development  activities.  Currently,  tax  supported  general obligation  debt of the state is  authorized  to be incurred  for the  following purposes: highways, local infrastructure,  coal development,  natural resources, higher education, common schools,  conservation,  research and development,  and
site  development.   Although   supported  by  the  general  obligation  pledge,
highway  debt is also  backed by a pledge of and has  always  been paid from the
state's   motor  fuel  taxes  and  other   highway   user   receipts   that  are
constitutionally restricted in use to highway related purposes.

      A 1999  constitutional  amendment  provides an annual debt  service  "cap"
applicable  to most future  issuances  of state  general  obligations  and other
State direct  obligations  payable from the GRF or net state  lottery  proceeds.
Generally,  and except for the  additional  $650,000,000  of general  obligation debt  approved by the voters at the  November 8, 2005  election for research and development  and the development of sites for industry,  commerce,  distribution and  research  and  development,  new bonds  may not be issued if future  Fiscal
Year  debt  service  on  those  new and the  then  outstanding  bonds  of  those categories  would exceed 5% of the total  estimated  GRF revenues plus net state lottery  proceeds during the Fiscal Year of issuance.  Those direct  obligations of the state include,  for example,  special obligation bonds that are paid from
GRF  appropriations,  but exclude bonds such as highway bonds that are paid from
highway   user   receipts.   Pursuant   to  the   amendment   and   implementing
legislation,  the  Governor  has  designated  the  OBM  Director  as  the  state official to make the 5% determinations  and  certifications.  Application of the cap may be  waived  in a  particular  instance  by a  three-fifths  vote of each house of the  General  Assembly  and may be  changed  by  future  constitutional amendments.

      In  addition  to its  issuance of highway  bonds,  the state has  financed selected  highway  infrastructure  projects by issuing  bonds and entering  into agreements  that  call  for  debt  service  payments  to be  made  from  federal
transportation   funds   allocated   to   the   state,   subject   to   biennial
appropriations  by the  General  Assembly.  Annual  State  payments  under those agreements  reach a maximum of  $77,414,391  in Fiscal  Year 2006.  In the event of any  insufficiency  in the anticipated  federal  allocations to make payments on State bonds,  the payments are to be made from any lawfully  available moneys appropriated to ODOT for the purpose.

      State  agencies  also  have   participated  in  equipment,   building  and
non-highway  transportation  projects  that have  local as well as state use and benefit,  in  connection  with which the state has entered  into  lease-purchase
agreements   with  terms   ranging   from  7  to  20  years.   Certificates   of
Participation  (COPs) have been issued in connection with those  agreements that
represent   fractionalized  interests  in  and  are  payable  from  the  state's anticipated  payments.  The  maximum  annual  payment  under  those  agreements, primarily  made from GRF  appropriations,  is  $11,718,700  in Fiscal Year 2017.
Payments  by the state are  subject to  biennial  appropriations  by the General
Assembly  with the lease terms  subject to renewal if  appropriations  are made.
Generally,   the  OBM  Director's  approval  of  such  agreements  is  required, particularly  if  COPs  are to be  publicly-offered  in  connection  with  those agreements.

      A  statewide  economic   development  program  assists  the  financing  of
facilities  and  equipment for industry,  commerce,  research and  distribution, including  technology  innovation,  by providing loans and loan guarantees.  The law  authorizes  the  issuance of state  bonds and notes  secured by a pledge of portions of the state  profits  from liquor  sales.  The  General  Assembly  has authorized  the  issuance  of  these  obligations  with  a  general  maximum  of
$500,000,000  to be outstanding  at any one time. The aggregate  amount from the liquor  profits to be used in any Fiscal  Year in  connection  with these  bonds may not exceed  $45,000,000.  The total of unpaid  guaranteed  loan  amounts and unpaid  principal of direct loans may not exceed  $800,000,000.  A 1996 issue of
$168,740,000   of  taxable  bonds  refunded   outstanding   bonds  and  provided
additional  loan moneys for facilities and equipment  (i.e.,  the state's direct loan program).  $101,980,000  of taxable  forward  purchase bonds were issued in
1998 to refund,  as of 2006,  term  bonds of the 1996 issue  stated to mature in
2016 and 2021. In 2003,  the state issued  $50,000,000  in bonds for  Innovation
Ohio projects and $50,000,000 for research and  development  projects,  followed by a 2004  issuance  of  $50,000,000  for its  direct  loan  program  and a 2005
issuance   for   research  and   development   projects.   Pursuant  to  a  2000
constitutional  amendment,  the  state  has  issued  $100,000,000  of bonds  for revitalization  purposes  that are also payable from state liquor  profits.  The maximum  annual  debt  service on all state  bonds  payable  from  State  liquor profits is $39,573,576 in Fiscal Year 2008.

      Certain  state   agencies  issue  revenue  bonds  that  are  payable  from
revenues  from or  relating  to  revenue  producing  facilities,  such as  those issued  by the  Ohio  Turnpike  Commission.  By  judicial  interpretation,  such revenue  bonds do not  constitute  "debt"  under the  constitutional  provisions described  above.  The  Constitution  authorizes State bonds for certain housing purposes  (issued by the Ohio  Housing  Finance  Agency) to which tax moneys may not be obligated or pledged.

      Litigation  was  commenced  in the Ohio  courts  in 1991  questioning  the constitutionality  of Ohio's system of school  funding and  compliance  with the constitutional  requirement  that the State  provide a "thorough  and  efficient system of common  schools".  On December 11, 2002, the Ohio Supreme Court,  in a
4-3 decision on a motion to  reconsider  its own decision  rendered in September
2001,  concluded  (as it had in its 1997 and 2000  opinions in that  litigation)
that the state did not comply with that  requirement,  even after  again  noting and crediting significant state steps in recent years.

      In its prior  decisions,  the Ohio  Supreme  Court  stated as general base
threshold   requirements  that  every  school  district  have  enough  funds  to operate,  an ample number of teachers,  sound and safe buildings,  and equipment sufficient for all students to be afforded an educational opportunity.

      With particular  respect to funding  sources,  the Court concluded in 1997 and 2000  decisions  that  property  taxes no longer may be the primary means of school funding in Ohio.

      On March 4, 2003,  the  plaintiffs  filed with the original  trial court a motion to  schedule  and conduct a  conference  to address  compliance  with the orders of the court in that case,  the state  petitioned  the Ohio Supreme Court to issue a writ prohibiting  that conference on compliance,  and the trial court subsequently  petitioned  the Ohio  Supreme  Court for guidance as to the proper course to follow.  On May 16,  2003,  the Ohio Supreme  Court  granted that writ and ordered  the  dismissal  of the motion  before the trial  court.  On October
20, 2003 the United  States  Supreme  Court  declined to accept the  plaintiff's subsequent petition requesting further review of the case.

      The General  Assembly has taken  several  steps,  including  significantly increasing  state  funding for public  schools.  In  addition,  at the  November
1999 election  electors  approved a  constitutional  amendment  authorizing  the issuance of state general  obligation  debt for school  buildings and for higher education  facilities.  December 2000  legislation  addressed  certain  mandated programs  and  reserves,  characterized  by the  plaintiffs  and  the  Court  as
"unfunded mandates."

      Under  the  current   financial   structure,   Ohio's  613  public  school
districts  and 49 joint  vocational  school  districts  receive a major  portion
(but  less  than   50%)  of  their   operating   moneys   from   state   subsidy
appropriations  (the  primary  portion  of  which  is  known  as the  Foundation
Program)  distributed  in  accordance  with  statutory  formulae  that take into account  both local needs and local  taxing  capacity.  The  Foundation  Program amounts have  steadily  increased in recent  years,  including  small  aggregate increases  even in those  Fiscal  Years in which  appropriations  cutbacks  were imposed.

      School  districts  also rely upon receipts  from locally  voted taxes.  In part because of provisions of some state laws,  such as that partially  limiting the increase  (without  further vote of the local  electorate) in voted property
tax   collections   that  would   otherwise   result  from  increased   assessed
valuations,  some school districts have expressed  varying degrees of difficulty in meeting mandated and  discretionary  increased costs.  Local electorates have largely  determined  the  total  moneys  available  for their  schools.  Locally elected  boards of education  and their school  administrators  are  responsible for managing school programs and budgets within statutory requirements.

      Ohio's present  school  subsidy  formulas are structured to encourage both program  quality  and  local  taxing  effort.  Until the late  1970's,  although there were some temporary  school  closings,  most local financial  difficulties that arose were  successfully  resolved  by the local  districts  themselves  by
some   combination  of  voter  approval  of  additional   property  tax  levies,
adjustments in program  offerings,  or other  measures.  For more than 20 years, requirements  of law and  levels  of state  funding  have  sufficed  to  prevent school  closings for  financial  reasons,  which in any case are  prohibited  by current law.

      To broaden the potential  local tax revenue base,  local school  districts also may  submit  for voter  approval  income  taxes on the  district  income of individuals  and estates (and  effective  July 1, 2005,  municipal  income taxes that may be shared with school  districts).  Many  districts  have submitted the question, and income taxes are currently approved in 145 districts.
      Original state basic aid  appropriations  for the 1992-93 biennium of $9.5 billion  provided  for 1.5% and 4.8%  increases  in the two Fiscal  Years of the biennium over  appropriations  in the preceding  biennium  which were subject to state  spending  reductions  for Fiscal  Year 1992 of 2.5% of annual  Foundation
Program  appropriations.  There were no reductions  for the 172  districts  with the  lowest  per  pupil  tax  valuations,  and the  reductions  were in  varying amounts  with  varying  effects  for the other  districts.  Foundation  payments were  excluded  from the then  Governor's  spending  reduction  order for Fiscal
Year 1993.
      Biennial  school  funding  state  appropriations  from the GRF and Lottery
Profits  Education Fund (but excluding  federal and other special revenue funds)
for recent biennia were:
o     1994-95   -  $8.9   billion   provided   for  2.4%  and  4.6%   increases,
         respectively, in state aid in the biennium's two Fiscal Years.
o     1996-97 - $10.1 billion  representing  a 13.6% increase over the preceding biennium total.
o     1998-99 - $11.6 billion (18.3% over the previous biennium).
o     2000-01 - $13.3 billion (15% over the previous biennium).
o     2002-03  - $15.2  billion  (17%  over the  previous  biennium  before  the expenditure reductions).
o     2004-05 - $15.7  billion  (3.3%  over the  previous  biennium  before  the expenditure reductions).
      State  appropriations  for the purpose  made for the 2006-07  biennium are
$16.3 billion  (3.8% over the previous  biennium),  representing  an increase of
2.0% in Fiscal Year 2006 over 2005 and 1.4% in Fiscal Year 2007 over 2006.

      Those total state  2006-07  biennial  appropriations  exclude  non-GRF and federal  appropriations,  but  include  appropriations  from  the  GRF  and  the
lottery   profits   education  fund  (LPEF).   The  amount  of  lottery  profits
transferred to the LPEF totaled  $635,150,000 in Fiscal Year 2002,  $671,352,000 in Fiscal Year 2003, and  $648,106,000  in Fiscal Year 2004 and  $645,137,000 in
Fiscal Year 2005.  Ohio's  participation  in the multi-state  lottery  commenced in May 2002. A  constitutional  provision  requires that net lottery  profits be paid into LPEF to be used  solely  for the  support  of  elementary,  secondary, vocational  and  special  education  purposes,  including  application  to  debt service on general obligation bonds to finance common school facilities.

      In  response  to the 1997 Ohio  Supreme  Court  decision  holding  certain provisions for local school  district  borrowing  unconstitutional,  the General
Assembly  created the school district  solvency  assistance  program.  Beginning in Fiscal  Year 1999,  local  school  districts  in fiscal  emergency  status as certified  by the  Auditor of State  could  apply for an  advancement  of future year Foundation  Program  distributions.  The amount advanced was then deducted, interest  free,  from the  district's  foundation  payments  over the  following two-year  period.  Six  school  districts  received  a  total  of  approximately
$12,100,000 in solvency  assistance  advancements  during Fiscal Year 1999, with another six districts  receiving a total of  approximately  $8,657,000 in Fiscal
Year 2000.  This  solvency  assistance  program was held to be not in compliance
with  the   Constitution  by  the  Supreme  Court.  In  Fiscal  Year  2001  four districts  received  approximately  $3,800,000  under  a  restructured  solvency assistance  program.  The  program was  further  modified  in  December  2000 to allow  districts that experience an unforeseen  catastrophic  event to apply for a grant.  In Fiscal Year 2002,  three  districts  received  catastrophic  grants totaling  $2,569,970 and one district  received a solvency advance in the amount of $421,000.  In Fiscal Year 2003, three districts  received  solvency  advances in the amount of $8,742,000 and no districts received catastrophic grants.

      Legislation  was enacted in 1996 to address school  districts in financial straits.  It is similar to that for municipal  "fiscal  emergencies" and "fiscal watch",  but is  particularly  tailored to certain  school  districts  and their then  existing or potential  fiscal  problems.  There are  currently  ten school districts in fiscal  emergency  status and fourteen in fiscal watch status.  New
legislation  has  created  a  third,  more  preliminary,   category  of  "fiscal
caution."  A  current  listing  of  school  districts  in each  status is on the
Internet at http://www.auditor.state.oh.us.

      Ohio's 943  incorporated  cities and villages  rely  primarily on property
and   municipal   income  taxes  to  finance   their   operations.   With  other
subdivisions,  they also  receive  local  government  support and  property  tax relief moneys from state resources.

      For those few  municipalities  and school  districts that on occasion have faced  significant  financial  problems,  there are statutory  procedures  for a commission  composed of state and local  officials,  and private  sector members experienced  in business  and finance  appointed  by the Governor to monitor the fiscal affairs and for  development  of a financial  plan to eliminate  deficits and cure any  defaults.  (Similar  procedures  have  recently  been  extended to counties  and  townships.)  Fourteen  municipalities  and two  townships  are in
"fiscal emergency" status and six  municipalities in preliminary  "fiscal watch"
status.

      At present  the state  itself  does not levy ad  valorem  taxes on real or tangible  personal  property.  Those taxes are levied by political  subdivisions and local  taxing  districts.  The  Constitution  has  since  1934  limited  the amount  of the  aggregate  levy  of ad  valorem  property  taxes  on  particular property,  without a vote of the electors or municipal charter provision,  to 1%
of true value in money,  and statutes  limit the amount of that  aggregate  levy without a vote or charter  provision  to 10 mills per $1 of  assessed  valuation
-- commonly  referred to in the context of Ohio local government  finance as the
"ten-mill limitation."

The  foregoing  information  constitutes  only a  brief  summary  of some of the general  factors  which may impact  certain  issuers of bonds  contained  in the
Funds and does not purport to be a complete  or  exhaustive  description  of all adverse  conditions  to which  the  issuers  of such  obligations  are  subject.
Additionally,   many   factors   including   national   economic,   social   and
environmental  policies and conditions,  the possible  adverse effects of future state constitutional  amendments,  legislative  measures,  voter initiatives and other matters which are not within  control of the issuers of such bonds,  could affect or could have an adverse  impact on the financial  condition of the state and  various  agencies  and  political  subdivisions  thereof.  The  sponsor  is unable to predict  whether or to what extent such  factors or other  factors may affect the  issuers of the bonds  contained  in the Funds,  the market  value or marketability  of such bonds or the  ability of the  respective  issuers of such bonds acquired by the Fund to pay interest on or principal of such bonds.

Special Investment Considerations - Virginia Municipal Securities. As
explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of the Commonwealth of Virginia (referred to in this section as "Virginia" or the "Commonwealth") and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in Virginia municipal securities is only a summary, based on publicly-available official statements relating to offerings by Virginia on or prior to March 1, 2006.  No representation is made as to the accuracy of this information.

      Virginia's variety of terrain, its location on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of its present economic structure.  The Commonwealth's 2005 population of 7.6 million was 2.6% of the United States' total.  Among the 50 states, it ranked 12th in population.  Its 2005 population density was 191.1 persons per square mile, compared with 83.8 persons per square mile for the
United States.  From 1996 to 2005, Virginia's population increased 12.1%
versus 10.0% for the nation.  A higher proportion of the Commonwealth's population is in the adult/working ages of 18 through 64 than nationally.  A lower proportion of its population is comprised of persons 65 and older and of children and teens under 18 than nationally.

      Like the nation as a whole, the Commonwealth has a high percentage of its citizens living in urban areas.  Of the Commonwealth's population, 85.5%
resides in eleven metropolitan statistical areas (MSAs).  The largest metropolitan area is the Northern Virginia portion of the
Washington-Arlington-Alexandria MSA.  This is the fastest growing metropolitan area in the Commonwealth and had a 2004 population of 2.4 million.  Northern
Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government.  It is also one of the nation's leading high-technology centers for computer software and telecommunications.

      |X| Factors Affecting Investments in Virginia Securities.

      Economic Trends.  The Commonwealth that over the past ten years, taxable retail sales in Virginia increased by over $29.2 billion, or 56.1%.  This growth was much higher for the same period than the rate of inflation, which was 27.3%.  According to the U.S. Department of Commerce, Virginians received over $269.8 billion in personal income in 2004.  In 2004, the Commonwealth had per capita income of $36,175, the highest of the Southeast region and greater than the national average of $33,041.  From 1994 to 2004, the Commonwealth's
4.5% average annual rate of growth in personal per capita income was slightly more than the national rate of growth of 4.1%.  Much of the Commonwealth's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

      Employment in the Information Services sector decreased by 15.6% from
2000 to 2004, a result of losses and intense competition in its
Telecommunications subsector.  The Professional and Business Activities
Services sector, however, gained 27,300 jobs, or 5%, from 2003 to 2004.  Led by gains in Computer System Software Design, Architectural and Engineering
Services, and Professional Employment Service providers, this sector has reestablished its job growth leadership position in the Commonwealth.  From
2000 to 2004, employment in the Financial Activities sector grew by 5.7%.  The private Education and Health sector continued to add jobs in 2004, increasing by 2.8%, and was the fastest growing sector from 2000 to 2004.  The largest gains were in the health care field, as an affluent aging population demands increased health services.  The Leisure and Hospitality sector industry employment level rose 3.7% from 2003 to 2004, its best annual increase since the 2001 terrorist attacks.

      With Northern Virginia, a part of the Washington-Arlington-Alexandria
MSA, and Hampton Roads, the home of the nation's largest concentration of military installations, the federal government has a greater impact on the
Commonwealth relative to its size than all states except Alaska and Hawaii.
In 2004, federal government civilian employment in the Commonwealth averaged approximately 152,400.  Construction employment advanced strongly again in
2004, with builders benefiting from continued low mortgage rates and extra activities associated with preparation for the 400th anniversary of Jamestown in 2007.  Job growth in construction from 2000 to 2004 was 6.1%, rising to a record level of 230,800.  Manufacturing employment dropped 1.9% in 2004 but improved upon its 4.7% decrease in 2003.  The loss in 2004 was due in part to reductions of factory jobs in textiles and nondurable goods of 13.9% and 4.4%, respectively.  However, 2004 saw factory job increases of 4.5% and 2.9% in
Transportation Equipment and Shipbuilding, respectively.

      The manufacturing industries with the greatest employment in the
Commonwealth are transportation equipment, food processing, plastic and rubber products, fabricated metals, furniture, wood products, machinery manufacturing, chemicals and computer and electronic equipment.  These nine industries account for over two-thirds of the Commonwealth's total manufacturing employment.  The Commonwealth has had one of the lowest unemployment rates in the nation, according to statistics published by the
U.S. Department of Labor.  There were several reasons for the Commonwealth's modest unemployment rates, but essentially the balance found in the
Commonwealth's economy helps stabilize employment.  No single industry dominates the Commonwealth's economy.

      The travel and tourism industry is one of Virginias most important economic assets.  Tourism's economic contribution to Virginia in 2004 reached
$15.3 billion.  Tourist spending in the Commonwealth increased by 8.6% in 2004 from 2003.  Over 280,000 Virginia jobs were directly supported by travel spending in 2004, including employment in such travel-related businesses as lodging establishments, restaurants, museums, amusement parks, retail stores and gasoline service stations.  Tourism is also a significant source of government revenues and was responsible for $2 billion in combined state and local tax revenues in 2004.  The number of visitors to Virginia increased to nearly 36.0 million in 2004.

      Commonwealth Finances - General.  The Virginia Constitution requires the
Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the Virginia General Assembly session in which appropriations are made for the biannual period commencing on July 1 in each even numbered year.  A
Revenue Stabilization Fund was established by constitutional amendment effective January 1, 1993 and consists of an amount not to exceed 10% of the
Commonwealth's average annual tax revenues derived from taxes on income and retail sales for the three immediately preceding fiscal years, as certified by the Auditor of Public Accounts.  The Revenue Stabilization Fund is able to offset, in part, anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts.  If in any year total revenues are forecast to decline by more than 2% of the certified tax revenues collected in the most recently ended fiscal year, the General Assembly may appropriate for transfer up to one-half of the Revenue Stabilization Fund balance to the General Fund (the operating fund of the state that accounts for transactions related to resources received and used for those services traditionally provided by a state government and which are not accounted for in any other fund) to stabilize revenues.  This transfer shall not exceed one-half of the forecast shortfall.  If any amounts accrue, such as through interest or dividends, to the credit of the Revenue Stabilization Fund in excess of the 10% limitation, the Treasurer shall promptly transfer any such excess amounts to the General
Fund.

      The General Fund.  The General Fund balance rose by $755.8 million in the fiscal year ended June 30, 2005, an increase of 68.1% from fiscal year
2004.  Overall tax revenues increased by 17.5% from fiscal year 2004 to fiscal year 2005.  Individual and Fiduciary Income tax revenues increased by 12.4%.
Additional tax revenue growth occurred in the form of a 19.8% increase in
State Sales and Use taxes, a 41.9% increase in Corporation Income taxes and a
6.3% increase in Premiums of Insurance Companies taxes.  Public Service
Corporation taxes also increased by 1.7%.  Overall revenue increased by 17.4%
while non-tax revenues increased by 16.3%.  Overall expenditures rose by 14.1%
in fiscal year 2005, compared to a 0.4% increase in fiscal year 2004.
Individual and family service expenditures grew by $441.3 million, or 15.2%, and education expenditures increased by $970.7 million, or 18.4%.  In addition, general government expenditures increased by $77.0 million or 5.5%.

      Of the June 30, 2005, $1.9 billion General Fund balance, $482.3 million was reserved for the Revenue Stabilization Fund.  The fiscal year 2006 deposit into the Revenue Stabilization Fund, which was appropriated in the amount of
$181.9 million, was also reserved.  This fund is segregated from the General
Fund and can only be used for constitutionally authorized purposes.  Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes.  During fiscal year 2005, a deposit in the amount of $134.5 million was made to the Revenue Stabilization Fund from the
General Fund based on increased fiscal year 2004 General Fund collections.  No amounts were withdrawn from the Fund in fiscal year 2005.  In accordance with the Virginia Constitution, the amount estimated as required for deposit to the
Revenue Stabilization Fund must be appropriated for that purpose by the
General Assembly.  In his proposed amendments to the 2004-06 budget, submitted to the General Assembly on December 16, 2005, the Governor proposed $402.2 million in fiscal year 2006 to meet the mandatory deposit to the Fund resulting from fiscal year 2005 surplus General Fund collections.

      Individual and fiduciary income taxes are the principal component of
General Fund revenues.  These revenues support a number of government functions, primarily education, individual and family services, public safety and general government.  General Fund revenues are available for payment of debt service obligations of the Commonwealth.

      In fiscal year 2005, 96% of total tax revenues was derived from five major taxes imposed by the Commonwealth:  Individual and Fiduciary Income
Taxes (61.5% of total taxes in fiscal year 2005), State Sales and Use Taxes
(22.8%), Corporation Income Taxes (4.5%), Taxes on Premiums of Insurance
Companies (2.8%) and Taxes on Deeds, Contracts, Wills and Suits (4.4%).

      General Fund expenditures pay for services that include general government, legislative, public safety, judicial, health and mental health, human resources, licensing and regulation and primary and secondary education.  In fiscal year 2005, 46.7% of Total Expenditures went to education supporting individuals in developing knowledge, skills and cultural awareness, including elementary and secondary education instruction, supervision and assistance; 25.0% went to individual and family services support programs to benefit the economic, social and physical well-being of the individual and family, including disease research, control and prevention; 15.3% went to administration of justice related to the activities of the civil and criminal justice systems, the activities of which encompass the apprehension, trial, punishment and rehabilitation of law violators, and the deterrence and detection of crime; 11.1% went to general government expenditures to support the general activities of state, regional and local levels of government, which activities include financial assistance to localities, enactment of legislative policy, intergovernmental projects, and payments to localities pursuant to the Personal Property Tax Relief Act of 1998; 1.7% went to resources and economic development expenditures to support activities to develop the Commonwealth's economic base, including alternative natural resources, and to regulate this base with regard to the public interest of the
Commonwealth; and 0.2% went to capital outlay relating to the construction and renovation of state-owned buildings and facilities and transportation expenditures relating to the movement by road, water or air of people, goods and services, and the regulation thereof.

      The 2006 Budget Bill.  On December 16, 2005, the Governor presented the
2006 Budget Bill for the 2006-08 biennium.  The 2006 Budget Bill was developed with the following three main objectives in mind:  (1) maintaining the
Commonwealth's financial stability for the long term; (2) making targeted investments that will pay measurable returns in the future; and (3) meeting the Commonwealth's ongoing commitment to fund core services.

      The 2006 Budget Bill included $34.375 billion from the General Fund in base spending, and total General Fund resources of $34.419 billion.
Recommendations for new spending totaled $5.947 billion, including $930 million for capital outlay funding.  General fund budget savings of $57.3 million were also recommended.  The 2006 Budget Bill included approximately
$1.502 billion in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

      New spending items in the 2006 Budget Bill representing major investments in Virginia's future included $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education; $232.5 million for a one-time additional investment in water quality programs; $624.5 million for transportation projects and programs;
$107.1 million to invest in community-based mental health and mental retardation services; $11.0 million for the preservation of forestlands in
Virginia through the purchase of almost 10,000 acres of forest property; $55.7 million to increase energy efficiency at state facilities throughout Virginia;
$43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets; and $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks.

      Major items in the 2006 Budget Bill recommended to meet the
Commonwealth's commitment to fund core services included $941.9 million for the estimated state cost of the biennial update of the Standards of Quality for elementary and secondary schools based on increased enrollment, school instructional and support expenditures, funded instructional salaries and other technical adjustments; $348.6 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions; and funding to support the increased cost of health insurance for state employees.

      On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill as presented by his predecessor.  General fund spending actions in Governor Kaine's executive amendments for the 2006-08 biennium included $39.6 million to increase proposed K-12 instructional staff pay raises from 3% to 4%; $4.7 million to address cost overruns on the University of Virginia's Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University's Medical Sciences Building
II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding.  General fund savings in Governor Kaine's proposed amendments totaled $7.6 million, resulting largely from standardized testing procurement changes.  Net additional general fund revenue proposed in Governor Kaine's amendments totaled $15.1 million, due in substantial part to the proposed sale of an alcoholic and beverage control facility.  The final action taken by the legislature regarding this bill occurred on March 11, 2006, when it failed to pass the House.

      On March 15, 2006, a new budget bill (HB 5002)  concerning  appropriations for the  2006-2008  biennium  was  prefiled  and  referred to the  Committee  on
Appropriations.  It was reported from  Appropriations  with  amendments on April
3, and read to the full House on April 11.  Following  amendment and conference, it was  referred  to the Senate,  which  passed it on June 16,  2006.  The House approved the budget bill on June 20, 2006,  and received 36  recommendations  by the  Governor  the  following  day.  Both the House and Senate  concurred  in 16 recommendations  and rejected 20 others on June 28, 2006. On June 28, 2006,  the
House  Communicated  the Budget Bill to the  Governor.  As of June 28, 2006,  it
is currently awaiting his signature.

      |X| Indebtedness of the Commonwealth.

      The Constitution of Virginia, in Section 9 of Article X, provides for the issuance of debt by or on behalf of the Commonwealth.  Sections 9(a), (b)
and (c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly.  The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness.  Certain authorities and institutions of the
Commonwealth may also issue debt.  This section discusses the provisions for and limitations on the issuances of general obligation debt and other types of debt of the Commonwealth and its authorities and institutions.

      Section 9(a) Debt.  Section 9(a) of Article X provides that the General
Assembly may contract general obligation debt:  (1) to meet certain types of emergencies, (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth and (3) to redeem a previous debt obligation of the
Commonwealth.  Total indebtedness issued pursuant to Section 9(a)(2) shall not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues
"derived from taxes on income and retail sales, as certified by the Auditor of
Public Accounts, for the preceding fiscal year."  As of June 30, 2005, the
Commonwealth reported having no Section 9(a) debt outstanding.

      Section 9(b) Debt.  Section 9(b) of Article X provides that the General
Assembly may authorize the creation of general obligation debt for capital projects.  Such debt is required to be authorized by an affirmative vote of a majority of the members elected to each house of the General Assembly and approved in a statewide referendum.  The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years ("9(b) Debt Limit").  Thus, the amount of such debt authorization restriction is calculated in order to determine the amount of such debt that the General Assembly may authorize for the current fiscal year.  The additional borrowing authorization restriction is limited to 25% of the 9(b)
Debt Limit less 9(b) debt authorized in the current and prior three fiscal years.

      The phrase "taxes on income and retail sales" is not defined in the
Constitution or by statute.  The record made in the process of adopting the
Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.  As of June 30, 2005, the Commonwealth reported having $555.4 million in Section 9(b) debt outstanding.

      Section 9(c) Debt.  Section 9(c) of Article X provides that the General
Assembly may authorize the creation of general obligation debt for revenue producing capital projects for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two-thirds of the members elected to each house of the General Assembly and approved by the Governor.  The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient  to pay principal and interest on the bonds issued to finance the projects.

      The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public
Accounts," for the three immediately preceding fiscal years ("9(c) Debt
Limit").  While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.  As of June 30, 2005, the Commonwealth reported having $398.5 million in Section
9(c) debt outstanding

      Effect of Refunding Debt.  In general, when the Commonwealth issues bonds to refund outstanding bonds issued pursuant to Section 9(b) or 9(c) of
Article X of the Constitution, the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations.
Section 9(a)(3) provides that in the case of the refunding of debt incurred in accordance with Section 9(c) of Article X, the debt evidenced by the refunding bonds will be counted against the 9(c) Debt Limit unless the Governor does not provide the net revenue sufficiency certification, in which case the debt evidenced by the refunding bonds will be counted against the 9(b) Debt Limit.

      Other Tax-Supported Debt.  Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues.  Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation.

      The Commonwealth reported that there are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies for which the Commonwealth's full faith and credit is not pledged.
Certain of these bonds, however are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects.  As of June 30, 2005, the
Commonwealth reported having $3.2 billion in Section 9(d) debt outstanding

      The debt repayments of the Virginia Public Building Authority, the
Virginia College Building Authority 21st Century College and Equipment
Program, The Innovative Technology Authority, the Virginia Biotechnology
Research Par Authority and several other long-term capital leases or notes have been supported all or in large part by General Fund appropriations.
Together, payments to these authorities for debt service totaled approximately
$220.2 million in fiscal year 2005.

      The Commonwealth Transportation Board ("CTB") has issued various series of bonds authorized under the State Revenue Bond Act.  These bonds are secured by and payable from funds appropriated by the General Assembly from the
Transportation Trust Fund for such purpose.  The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports.

      The Virginia Port Authority ("VPA") has issued bonds in the amount of
$339.4 million which are payable from income of a portion of the
Transportation Trust Fund.  In April 1998, the VPA issued $71.0 million of refunding bonds to refund the aggregate outstanding balance of its Series 1988 bonds in the amount of $75.7 million.  The fund balance of the Commonwealth
Transportation Fund administered by the Transportation Board at June 30, 2005 was $1.362 billion.

      Leases and Contracts.  Woodrow Wilson Bridge Agreement.  The
Commonwealth, in partnership with the State of Maryland and the District of
Columbia, received approval from the Federal Highway Administration regarding the new 12-lane bridge replacement project for the Woodrow Wilson Bridge (the
Interstate 95 Potomac River Crossing between Virginia and Maryland).  Under the Agreement, the Woodrow Wilson Bridge Project will include reconstruction of the Telegraph Road and Route 1 interchanges in Virginia and the I-295 and
Route 210 interchanges in Maryland in addition to the bridge replacement.

      The project will be funded from $1.613 billion of special Federal funding authorized by Congress with the balance of the estimated $2.449 billion project cost borne by Virginia, Maryland, and the District of
Columbia.  The Commonwealth has committed to provide funding for $515.3 million between fiscal years 2002 and 2012.  Virginia and Maryland will jointly own the new bridge with each State sharing equally in any further costs associated with it.  The cost assigned to each jurisdiction for other portions of the projects is dependent on the work managed by each.  In the event that bids for the project come in over estimates or that cost overruns occur, the affected project work will likely be rebid or redesigned or the scope altered to mitigate the impact thereof.

      Capital Leases.  The Commonwealth is involved in numerous agreements to lease buildings and equipment.  These lease agreements are for various terms, and each lease contains a nonappropriation clause indicating that continuation of the lease is subject to funding by the General Assembly.  The principal balance of all tax-supported capital leases outstanding was $180.1 million as of June 30, 2005.

      Installment Purchases.  The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements.  The length of the agreements and the interest rates charge vary.
In most cases, the agreements are collateralized by the personal property and equipment acquired.  Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly.  The principal balance of tax-supported installment purchase obligations outstanding was $109.7 million as of June 30,
2005.

      Debt Service on Tax-Supported Debt.  The Commonwealth reported that as of June 30, 2005, it had expected to pay $132.1 million in principal and interest payments on aggregate outstanding Section 9(a), 9(b) and 9(c) general obligation debt and $329.9 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the year ended
June 30, 2006.  As of June 30, 2005, it had also expected to pay $128.0 million in principal and interest payments on aggregate outstanding Section
9(a), 9(b) and 9(c) general obligation debt and $337.0 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the year ended June 30, 2007.

       Moral Obligation Debt.  Bonds issued by the Virginia Housing
Development Authority, the Virginia Resources Authority and the Virginia
Public School Authority are designed to be self-supporting from their individual loan programs.  However, certain of their bonds are secured in part by a moral obligation of the Commonwealth.  The Commonwealth may fund deficiencies that may occur in debt service reserves for moral obligation debt.  By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to made any appropriation for such purpose.  The
Commonwealth reported as of March 1, 2006 that these authorities have not reported to the Commonwealth that any such reserve deficiencies exist.

      Other Debt.  There are several authorities and institutions of the
Commonwealth that issued debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.  A portion of this debt is additionally secured by a biennial contingent appropriation in the event available funds are less than the amount required to pay debt service.

      |X| Local Government.  As of June 30, 2004, local government was comprised of 95 counties, 39 incorporated cities and 190 incorporated towns.
Cities and counties are units of general government that have traditionally provided all services not provided by the Commonwealth.  The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap.  Cities and counties each levy and collect their own taxes and
provide their own services.   Towns, on the other hand, are units of local
government and are a part of the counties in which they are located.  Towns levy and collect taxes for town purposes, but their residents are also subject to county taxes.

      The largest expenditure by local governments in the Commonwealth is for public elementary and secondary education.  Each county and city in the
Commonwealth, with few exceptions, constitutes a separate school district.
Counties, cities and towns typically also provide such services as police and fire protection, water and sewer services and recreational facilities.

      According to figures prepared by the Auditor of Public Accounts of
Virginia, the total outstanding debt of counties in the Commonwealth was approximately $9.7 billion as of June 30, 2004, most of which was borrowed for public school construction.  The outstanding debt for cities at that date was computed by the Auditor of Public Accounts to be approximately $7.5 billion.
The outstanding debt for towns, as of June 30, 2004, was calculated by the
Auditor of Public Accounts to be approximately $360 million.

      |X|   Ratings of the Commonwealth's Securities.  As of October 18, 2006,
Standard & Poor's had rated the Commonwealth's general obligation bonds "AAA,"
Moody's had rated those bonds "Aaa" and Fitch had rated those bonds "AAA".

      Such ratings reflect only the views of the respective rating agencies and an explanation of the significance of such ratings may be obtained only from the respective rating agency.  There could be no assurance given that such ratings would be continued for any given period of time or that they would not be revised downward or withdrawn entirely by such rating agencies if, in their judgment, the circumstances so warrant.  Any such downward revision or withdrawal of either of such ratings may have an adverse effect on the liquidity and market price of the Commonwealth's bonds.

      |X|   Pending Litigation.  The Commonwealth reported that the
Commonwealth, its officials and employees have been named as defendants in legal proceedings, which occur in the normal course of governmental operations, some involving substantial dollar amounts.  It was not possible for the Commonwealth to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits.  However, the Commonwealth stated its belief that the ultimate liability resulting from these suits was not expected to have a material, adverse effect on the financial condition of the Commonwealth.

                                      C-1
                                   Appendix C

                    MUNICIPAL BOND INDUSTRY CLASSIFICATIONS

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                      D-11
                                   Appendix D

         OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.  Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

  Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred
Sales Charge."(6) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special
            arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3  million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
            Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have
            $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

             Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their
         "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children,
         grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account
         (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
         Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
         recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

   Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25%
   is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.     Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
----------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account.
         The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue
         Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
         I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.         Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap
   Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November
24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National
   Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt
   Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class
            B or Class C shares if the annual withdrawal does not exceed 10%
            of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.          Special Sales Charge Arrangements for Shareholders of Certain
           Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                             Investment Accounts, Inc.
-----------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.
|X|
Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual
Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section
      457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.        Special Reduced Sales Charge for Former Shareholders of Advance
                                 America Funds, Inc.
--------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc.
on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                             Convertible Securities Fund
--------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients,
         and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer RochesterTM Arizona Municipal Fund
Oppenheimer RochesterTM Maryland Municipal Fund
Oppenheimer RochesterTM Massachusetts Municipal Fund
Oppenheimer RochesterTM Michigan Municipal Fund
Oppenheimer RochesterTM Minnesota Municipal Fund
Oppenheimer RochesterTM North Carolina Municipal Fund
Oppenheimer RochesterTM Ohio Municipal Fund
Oppenheimer RochesterTM Virgina Municipal Fund

Internet Website
     www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019
1234
PX0000.001.1106

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.